Filed with the Securities and Exchange Commission on April 11, 2017

1933 Act Registration File No. 333-78275
1940 Act File No. 811-09303

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N‑1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		☒
Pre-Effective Amendment No.
Post-Effective Amendment No.	54	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		☒
Amendment No.	55	☒

(Check appropriate box or boxes.)

KINETICS MUTUAL FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

470 Park Avenue South
New York, NY 10016
 (Address and Zip Code of Principal Executive Offices)

1-800-930-3828
Registrant’s Telephone Number, including Area Code

Jay Kesslen
470 Park Avenue South
New York, NY 10016
 (Name and Address of Agent for Service)

With a copy to:
Michael P. Malloy, Esq.
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996

It is proposed that this filing will become effective

[ ]	immediately upon filing pursuant to paragraph (b)
[ ]	on (date) pursuant to paragraph (b)
[X]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on [date] pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on [date] pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note. This Post-Effective Amendment (“PEA”) No. 54 is being filed to add disclosure with respect to sales charge variances to the Advisor Class A and Advisor Class C shares of the Funds.

Advisor Classes

April 30, 2017	Prospectus	www.kineticsfunds.com

The Alternative Income Fund
Advisor Class A (KWIAX)
Advisor Class C (KWICX)

The Internet Fund
Advisor Class A (KINAX)
Advisor Class C (KINCX)

The Global Fund
Advisor Class A (KGLAX)
Advisor Class C (KGLCX)

The Paradigm Fund
Advisor Class A (KNPAX)
Advisor Class C (KNPCX)

The Medical Fund
Advisor Class A (KRXAX)
Advisor Class C (KRXCX)

The Small Cap Opportunities Fund
Advisor Class A (KSOAX)
Advisor Class C (KSOCX)

The Market Opportunities Fund
Advisor Class A (KMKAX)
Advisor Class C (KMKCX)

The Multi-Disciplinary Income Fund
Advisor Class A (KMDAX)
Advisor Class C (KMDCX)

Each a series of Kinetics Mutual Funds, Inc.

Kinetics Logo
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of the Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents - Prospectus

SUMMARY SECTION

THE ALTERNATIVE INCOME FUND

Investment Objectives
The primary investment objective of the Alternative Income Fund is to provide current income and gains.  The Alternative Income Fund seeks to obtain long-term growth of capital as a secondary objective.  The Alternative Income Fund is the sole “feeder fund” to The Alternative Income Portfolio, a series of Kinetics Portfolios Trust.

Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy and hold shares of the Alternative Income Fund. You may qualify for sales charge discounts for Advisor Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Advisor Class A shares of the Kinetics Funds.  More information about these and other discounts is available from your financial professional and in the sections titled “Description of Advisor Classes” beginning on page 84 of the Fund’s prospectus, in Appendix A to this Prospectus - Financial Intermediary Sales Charge Variations, and “Purchasing Shares” beginning on page 56 of the Fund’s statement of additional information.

Fee Table(1)
SHAREHOLDER FEES (fees paid directly from your investment)	Advisor Class A	Advisor Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less)	None	1.00%
Redemption Fee (as a percentage of amount redeemed on shares held for 30 days or less, if applicable)	2.00%	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class A	Advisor Class C
Management Fees(1)	0.90%	0.90%
Distribution and Service (Rule 12b-1) Fees(2)	0.50%	1.00%
Other Expenses	0.63%	0.63%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses(3)	2.07%	2.57%
Less: Fee Waiver(4)	-0.83%	-0.83%
Net Annual Fund Operating Expenses	1.24%	1.74%
(1)
This table and the example below reflect the aggregate expenses of the Alternative Income Fund and the Alternative Income Portfolio.  The management fees paid by the Alternative Income Fund reflect the proportionate share of fees allocated to the Alternative Income Fund from the Alternative Income Portfolio.

(2)
The Board of Directors (the “Board”) of Kinetics Mutual Funds, Inc. has approved a Rule 12b-1 Plan, which allows the Fund to pay as compensation up to an annual rate of 0.50% and 0.75% of the average daily net asset value (“NAV”) of Advisor Class A shares and Advisor Class C shares, respectively, to the distributor or other qualified recipients under the Plan.  In addition, the Board has approved a Shareholder Servicing Plan for Advisor Class A shares and Advisor Class C shares which would provide for an annual shareholder servicing fee equal to 0.25% of the average daily net assets attributable to Advisor Class A shares and Advisor Class C shares.  At the present time, the Fund is assessing 0.25% and 0.75% of the distribution fees for Advisor Class A shares and Advisor Class C shares, respectively, and is assessing 0.25% of the shareholder servicing fees for Advisor Class A shares and Advisor Class C shares.

Table of Contents - Prospectus

(3)
Total Annual Fund Operating Expenses do not correlate to the ratio of operating expenses to average net assets before expense reimbursement found in the “Financial Highlights” section of this Prospectus which reflects the Alternative Income Fund’s operating expenses and does not include acquired fund fees and expenses (“AFFE”).

(4)
Kinetics Asset Management LLC, the investment adviser to the Alternative Income Portfolio of the Kinetics Portfolio Trust (the “Investment Adviser”), has agreed to waive management fees and reimburse Fund expenses so that Net Annual Fund Operating Expenses do not exceed 1.20% and 1.70%, excluding AFFE, for Advisor Class A shares and Advisor Class C shares, respectively.  These waivers and reimbursements are in effect until May 1, 2018, and may not be terminated without the approval of the Board.

Example. This Example is intended to help you compare the cost of investing in the Alternative Income Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Alternative Income Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and that the Alternative Income Fund’s operating expenses remain the same (taking into account the expense limitation only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your cost for the Alternative Income Fund would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Class A (if you redeem your shares at the end of the period)	$694	$1,111	$1,552	$2,775
Advisor Class C (if you redeem your shares at the end of the period)	$277	$721	$1,291	$2,843
Advisor Class C (if you do not redeem your shares at the end of the period)	$177	$721	$1,291	$2,843

Portfolio Turnover.  The Alternative Income Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Alternative Income Portfolio’s, and therefore the Alternative Income Fund’s, performance.  During the most recent fiscal year, the Alternative Income Portfolio’s portfolio turnover rate was 1% of the average value of its portfolio.

Principal Investment Strategy
The Alternative Income Fund is a diversified fund that invests all of its investable assets in the Alternative Income Portfolio, a series of Kinetics Portfolios Trust.  Under normal circumstances, the Alternative Income Portfolio will hold a portfolio of primarily fixed income securities and implement an equity put writing option strategy intended to generate returns from the receipt of option premiums.  The Alternative Income Portfolio will thereby seek to fulfill its primary investment objective of generating current income and gains by collecting premiums on written put options while maintaining a portfolio of primarily fixed income securities which serve as collateral to cover obligations pursuant to the written options.  In addition to writing options, the Alternative Income Portfolio may also purchase options in certain circumstances.  The Alternative Income Portfolio’s secondary objective is to achieve long-term growth of capital.

The Alternative Income Portfolio will implement option strategies on market indexes, exchange-traded funds (“ETFs”) or company specific equity securities, receiving up-front cash payments from the purchasers of these options in exchange for providing the purchasers with the right to potentially sell an underlying security to the Alternative Income Portfolio.  If the prevailing market value of the underlying equity securities on an expiration date exceeds the exercise price of the put option that the Alternative Income Portfolio has written, it is expected that the option will not be exercised.  In such instance, the Alternative Income Portfolio would not be required to purchase any securities and the received premium would be considered income.
Table of Contents - Prospectus

At the time of writing (selling) a put option, the aggregated amount of all the notional obligations of the option positions (the sum of all the exercise prices referenced) held by the Alternative Income Portfolio may not exceed 100% of the Alternative Income Portfolio’s total assets.  In this way, the Alternative Income Portfolio intends to have available at all times cash or fixed income investments to satisfy any obligations to purchase securities pursuant to options written.

The Investment Adviser will select option investments based on market volatility levels, underlying security valuations and perceived market risks. Further, the Investment Adviser evaluates relative option premiums and implied volatilities in determining preferred option contract terms, such as exercise prices and expiration dates.  The Alternative Income Portfolio will typically buy or sell exchange-traded options on market indexes, diversified and non-diversified ETFs, real estate investment trusts (“REITs”), convertible securities and U.S. listed stocks of individual companies.  The Alternative Income Portfolio may also invest in foreign securities, including up to 100% in emerging markets, directly or through American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”).  To the extent the Alternative Income Portfolio buys or sells options on single stock equity securities, the aggregate notional exposure to a specific underlying company will typically not exceed 5% of the Alternative Income Portfolio’s net assets at the time of investment.

To satisfy collateral requirements related to the use of derivatives and provide full coverage of potential security purchase obligations related to written options, the Alternative Income Portfolio may invest up to 100% of its net assets in fixed income securities including cash or cash equivalents, fixed income closed-end funds (“CEFs”) and ETFs. There are no limitations as to the maturities or credit ratings of the fixed income securities in which the Alternative Income Portfolio may invest, however, fixed income securities held by the Alternative Income Portfolio are generally issued by the U.S. Government or investment grade, large capitalization U.S. companies.

In managing the Alternative Income Portfolio’s fixed income holdings, the Investment Adviser will focus on achieving a reasonable risk-adjusted return with an emphasis on capital preservation, while seeking long term growth of capital.  The Investment Adviser will select fixed income securities based on market liquidity, duration risk, credit risk, and yield to maturity.

In connection with the Alternative Income Portfolio’s positions in derivatives, the Alternative Income Portfolio will segregate liquid assets or will otherwise cover its position in accordance with applicable U.S. Securities and Exchange Commission (“SEC”) requirements.  Additionally, the Alternative Income Portfolio may participate in securities lending arrangements up to 33-1/3% of the securities in its portfolio with brokers, dealers, and financial institutions (but not individuals) in order to increase the return on its portfolio.

Principal Investment Risks
Investing in common stocks has inherent risks that could cause you to lose money.  The principal risks of investing in the Alternative Income Fund, and indirectly the Alternative Income Portfolio, are listed below and could adversely affect the NAV, total return and the value of the Alternative Income Fund, Alternative Income Portfolio and your investment.

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Management Risks: The Alternative Income Portfolio securities selected by the Investment Adviser may decline in value or not increase in value when the stock market in general is rising and may fail to meet the Alternative Income Portfolio’s, and therefore the Alternative Income Fund’s, investment objective.  The Investment Adviser cannot guarantee the performance of the Alternative Income Fund, nor can it assure you that the market value of your investment will not decline.

Table of Contents - Prospectus

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Liquidity Risks: The Alternative Income Portfolio’s investments in options and, to the extent it invests in certain non-investment grade fixed income securities, including CEFs or ETFs, makes the Alternative Income Portfolio especially susceptible to the risk that during certain periods the liquidity of certain issuers or industries, or all securities within particular investment categories, will decrease or disappear suddenly and without warning as a result of adverse market or political events, or adverse investor perceptions.

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Security Selection Risks: The Alternative Income Portfolio securities selected by the Investment Adviser may decline in value or not increase in value when the stock market in general is rising and may fail to meet the Alternative Income Portfolio’s, and therefore the Alternative Income Fund’s, investment objective.

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Exchange-Traded Funds (ETFs) Risks: ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, passively-managed ETFs seek to track a specified securities index or a basket of securities that an “index provider,” such as Standard & Poor’s, selects as representative of a market, market segment or industry sector.  A passively-managed ETF is designed so that its performance will correspond closely with that of the index it tracks. Conversely, actively-managed ETFs seek an investment objective by investing in a basket of securities based on the investment strategy and discretion of the ETF’s adviser.  A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales.  To the extent a fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the fund will indirectly be subject to leveraging risk.  As a shareholder in an ETF, the Alternative Income Portfolio will bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses.

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Foreign Securities Risks: The Alternative Income Portfolio may invest in foreign securities directly or through ADRs, GDRs and IDRs.  Foreign securities can carry higher returns but involve more risks than those associated with U.S. investments.  Additional risks associated with investment in foreign securities include currency fluctuations, political and economic instability, differences in financial reporting standards and less stringent regulation of securities markets.

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Emerging Markets Risks: The risk that the securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries as have historically been the case.

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Interest Rate Risk: The risk that when interest rates increase, fixed-income securities held by the Alternative Income Portfolio will decline in value.  Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.  It is likely there will be less governmental action in the near future to maintain low interest rates.  The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

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Credit/Default Risk: The risk that an issuer or guarantor of fixed-income securities held by the Alternative Income Portfolio (which may have low credit ratings), or the counterparty in a derivative investment, may default on its obligation to pay interest and repay principal.

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Derivatives Risks: The Alternative Income Portfolio’s investments in options and other derivative instruments may result in loss.  Derivative instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Alternative Income Portfolio.  If a secondary market does not exist for an option purchased or written by the Alternative Income Portfolio, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (1) an option purchased by the Alternative Income Portfolio would have to be exercised in order for the Alternative Income Portfolio to realize any profit and (2) the Alternative Income Portfolio may not be able to sell portfolio securities covering an option written by it until the option expires or it delivers the underlying security, upon exercise. To the extent the Alternative Income Portfolio segregates assets to cover derivative positions, the Alternative Income Portfolio may impair its ability to meet current obligations, to honor requests for redemption and to manage the Alternative Income Portfolio properly in a manner consistent with its stated investment objective.

Table of Contents - Prospectus

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Leveraging Risks: Investments in derivative instruments may give rise to a form of leverage. The Investment Adviser may engage in speculative transactions which involve substantial risk and leverage. The use of leverage by the Investment Adviser may increase the volatility of the Alternative Income Portfolio. These leveraged instruments may result in losses to the Alternative Income Portfolio or may adversely affect the Alternative Income Portfolio’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Alternative Income Portfolio may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

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Option Transaction Risks: Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.  The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets.  By writing put options on equity securities, the Alternative Income Portfolio gives up the opportunity to benefit from potential increases in the value of the common stocks above the exercise prices of the written put options, but continues to bear the risk of declines in the value of its common stock portfolio.  The Alternative Income Portfolio will receive a premium from writing a covered call option that it retains whether or not the option is exercised.  The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.

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REITs Risks: REITs may be affected by economic forces and other factors related to the real estate industry. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index.

Who may want to invest?
The Alternative Income Fund may be appropriate for investors who:
»	wish to diversify their portfolios;
»	wish to generate income and capital; and
»	are comfortable with the risks described herein.

Performance
The bar chart and table shown below illustrate the variability of the Alternative Income Fund’s returns.  The bar chart indicates the risks of investing in the Alternative Income Fund by showing the changes in the Alternative Income Fund’s performance from year to year (on a calendar year basis).  The table shows how the Alternative Income Fund’s average annual returns, before and after taxes (after taking into account any sales charges) compared with those of the Bloomberg Barclays U.S. 1-3 Year Credit Bond Index and the Bloomberg Barclays U.S. Aggregate Bond Index, which represent broad measures of market performance.  The past performance of the Alternative Income Fund, before and after taxes, is not necessarily an indication of how the Alternative Income Fund or the Alternative Income Portfolio will perform in the future.  The bar chart shows how the performance of Advisor Class A shares (the Class with the longest period of annual returns) has varied from year to year.  The returns for Advisor Class C shares were different than the returns shown below because each Class of shares has different expenses.  Updated performance information is available on the Fund’s website at http://www.kineticsfunds.com or by calling the Fund toll-free at (800) 930-3828.

Table of Contents - Prospectus

Important note about performance reflecting the Fund’s prior investment strategy.  The performance shown for periods prior to January 1, 2013 reflects a previous investment objective and strategy.  The Fund sought long-term growth of capital as its primary investment objective with a secondary objective to obtain current income while investing at least 80% of its assets in securities of companies engaged in water infrastructure and natural resources with a specific water theme and related activities.  Effective January 1, 2013, the Fund’s performance reflects the significantly different investment objective of seeking to generate income and capital gains with long-term growth of capital as its secondary investment objective while investing in primarily fixed income securities while utilizing an options strategy.

The Alternative Income Fund – Advisor Class A
Calendar Year Returns as of 12/31

Sales charges are not reflected in the bar chart.  If these amounts were reflected, returns would be less than those shown.

Best Quarter:	2009	Q2	17.81%
Worst Quarter:	2011	Q3	-14.15%

The after-tax returns for the Alternative Income Fund’s Advisor Class A shares as shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown.  If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”), the information on after-tax returns is not relevant to your investment.  After-tax returns are shown for Advisor Class A shares only.  After-tax returns for Advisor Class C shares will differ.  The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

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Average Annual Total Returns as of 12/31/2016
	1 Year	5 Years	Since Inception (June 29, 2007)
The Alternative Income Fund (KWIAX) Advisor Class A
Return Before Taxes	-2.21%	3.17%	-0.66%
Return After Taxes on Distributions	-2.21%	3.02%	-0.83%
Return After Taxes on Distributions and Sale of Fund Shares	-1.25%	2.40%	-0.55%
The Alternative Income Fund (KWICX) Advisor Class C
Return Before Taxes	2.23%	3.87%	-0.53%
Bloomberg Barclays U.S. 1-3 Year Credit Bond Index (reflects no deductions for fees, expenses or taxes)	2.11%	1.84%	3.18%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	2.65%	2.23%	4.47%

Management
Investment Adviser.  Kinetics Asset Management LLC is the Alternative Income Portfolio’s investment adviser.

Portfolio Managers.  The Alternative Income Portfolio is managed by an investment team with Mr. Stahl and Mr. Houk as the Co-Portfolio Managers.  Each investment team member serves as a research analyst.

Investment team member	Primary Title	Years of Service with the Fund
Peter B. Doyle	Investment Team Member	6
Murray Stahl	Co-Portfolio Manager	6
James Davolos	Investment Team Member	5
Matthew Houk	Co-Portfolio Manager	1
Steven Tuen	Investment Team Member	1

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Kinetics Mutual Funds – The Alternative Income Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-800-930-3828, or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  The minimum initial investment for both regular accounts and IRAs is $2,500 ($2,000 for Coverdell Education Savings Accounts).  There is no minimum on subsequent investments for all account types.

Tax Information
Unless you are investing through a tax-deferred arrangement, such as a 401(k) or an IRA, the Fund’s distributions will generally be taxable to you as ordinary income or capital gains, and you will generally recognize gain or loss when you redeem shares.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its Investment Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.
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THE INTERNET FUND

Investment Objectives
The investment objective of the Internet Fund is long-term growth of capital.  The Internet Fund seeks to obtain current income as a secondary objective.  The Internet Fund is the sole “feeder fund” to The Internet Portfolio, a series of Kinetics Portfolios Trust.

Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy and hold shares of the Internet Fund.  You may qualify for sales charge discounts for Advisor Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Advisor Class A shares of the Kinetics Funds.  More information about these and other discounts is available from your financial professional and in the sections titled “Description of Advisor Classes” beginning on page 84 of the Fund’s prospectus, in Appendix A to this Prospectus - Financial Intermediary Sales Charge Variations, and “Purchasing Shares” beginning on page 56 of the Fund’s statement of additional information.

Fee Table(1)
SHAREHOLDER FEES (fees paid directly from your investment)	Advisor Class A	Advisor Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less)	None	1.00%
Redemption Fee (as a percentage of amount redeemed on shares held for 30 days or less, if applicable)	2.00%	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class A	Advisor Class C
Management Fees(1)	1.25%	1.25%
Distribution and Service (Rule 12b-1) Fees(2)	0.50%	1.00%
Other Expenses	0.37%	0.37%
Total Annual Fund Operating Expenses	2.12%	2.62%
(1)
This table and the example below reflect the aggregate expenses of the Internet Fund and the Internet Portfolio.  The management fees paid by the Internet Fund reflect the proportionate share of fees allocated to the Internet Fund from the Internet Portfolio.

(2)
The Board of Directors (the “Board”) of Kinetics Mutual Funds, Inc. has approved a Rule 12b-1 Plan, which allows the Fund to pay as compensation up to an annual rate of 0.50% and 0.75% of the average daily net asset value (“NAV”) of Advisor Class A shares and Advisor Class C shares, respectively, to the distributor or other qualified recipients under the Plan.  In addition, the Board has approved a Shareholder Servicing Plan for Advisor Class A shares and Advisor Class C shares which would provide for an annual shareholder servicing fee equal to 0.25% of the average daily net assets attributable to Advisor Class A shares and Advisor Class C shares.  At the present time, the Fund is assessing, 0.25% and 0.75% of the distribution fees for Advisor Class A shares and Advisor Class C shares, respectively, and is assessing 0.25% of the shareholder servicing fees for Advisor Class A shares and Advisor Class C shares.

Example. This Example is intended to help you compare the cost of investing in the Internet Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Internet Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Internet Fund’s operating expenses remain the same (taking into account the voluntary expense limitation only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs for the Internet Fund would be:

Table of Contents - Prospectus

	1 Year	3 Years	5 Years	10 Years
Advisor Class A (if you redeem your shares at the end of the period)	$778	$1,201	$1,649	$2,886
Advisor Class C (if you redeem your shares at the end of the period)	$365	$814	$1,390	$2,954
Advisor Class C (if you do not redeem your shares at the end of the period)	$265	$814	$1,390	$2,954

Portfolio Turnover.  The Internet Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Internet Portfolio’s, and therefore the Internet Fund’s, performance.  During the most recent fiscal year, the Internet Portfolio’s portfolio turnover rate was 2% of the average value of its portfolio.

Principal Investment Strategy
The Internet Fund is a non-diversified fund that invests all of its investable assets in the Internet Portfolio, a series of Kinetics Portfolios Trust.  Under normal circumstances, the Internet Portfolio invests at least 80% of its net assets plus any borrowings for investment purposes in common stocks, convertible securities, warrants and other equity securities having the characteristics of common stocks (such as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”)), of U.S. and foreign companies engaged in the Internet and Internet-related activities and whose businesses are vastly improved through the distribution of content and reduction of costs with the use of the Internet, such as content providers, computer hardware and software, venture capital, Internet service providers, Internet portals, wireless/broadband access, e-commerce, financial service companies, auction houses, and telecommunications.  The Internet Portfolio may also invest in exchange-traded funds (“ETFs”) and purchase and write options for hedging purposes and/or direct investment.

The Internet Portfolio may invest up to 20% of its total assets in convertible and non-convertible debt securities rated below investment grade, also known as junk bonds, or unrated securities which the Investment Adviser has determined to be of comparable quality.

The Investment Adviser selects portfolio securities by evaluating a company’s positioning and business model as well as its ability to grow and expand its activities via the Internet or achieve a competitive advantage in cost/profitability and brand image leveraging via use of the Internet.  The Investment Adviser also considers a company’s fundamentals by reviewing its balance sheets, corporate revenues, earnings and dividends.  Furthermore, the Investment Adviser looks at the amount of capital a company currently expends on research and development.  The Internet Portfolio may invest in companies of any size, including small and medium-sized companies.  Additionally, the Internet Portfolio may participate in securities lending arrangements up to 33-1/3% of the securities in its portfolio with brokers, dealers, and financial institutions (but not individuals) in order to increase the return on its portfolio.

Sell decisions are generally triggered by either adequate value being achieved, as determined by the Investment Adviser, or by an adverse change in a company’s operating performance or a deterioration of the company’s business model.  A sell trigger may also occur if the Investment Adviser discovers a new investment opportunity that it believes is more compelling and represents a greater risk reward profile than other investment(s) held by the Internet Portfolio.

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Principal Investment Risks
Investing in common stocks has inherent risks that could cause you to lose money.  The principal risks of investing in the Internet Fund, and indirectly the Internet Portfolio, are listed below and could adversely affect the net asset value NAV, total return and value of the Internet Fund, Internet Portfolio and your investment.

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Stock Market Risks: Stock mutual funds are subject to stock market risks and significant fluctuations in value.  If the stock market declines in value, the Internet Portfolio, and therefore the Internet Fund, is likely to decline in value and you could lose money on your investment.

»
Stock Selection Risks: The portfolio securities selected by the Investment Adviser may decline in value or not increase in value when the stock market in general is rising and may fail to meet the Internet Portfolio’s, and therefore the Internet Fund’s, investment objective.

»	Liquidity Risks: The Investment Adviser may not be able to sell portfolio securities at an optimal time or price.
»
Internet Industry Concentration Risks: Investing a substantial portion of the Internet Portfolio’s assets in the Internet industry carries the risk that Internet-related securities will decline in price due to Internet developments.  Companies that conduct business on the Internet or derive a substantial portion of their revenues from Internet-related activities in general are subject to a rate of change in technology and competition which is generally higher than that of other industries.

»
Small and Medium-Size Company Risks: The Internet Portfolio may invest in the equity securities of small and medium-size companies.  Small and medium-size companies often have narrower markets and more limited managerial and financial resources than do larger, more established companies.  As a result, their performance can be more volatile and they face a greater risk of business failure, which could increase the volatility of the Internet Portfolio’s assets.

»
Exchange-Traded Funds (ETFs) Risks: ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, passively-managed ETFs seek to track a specified securities index or a basket of securities that an “index provider,” such as Standard & Poor’s, selects as representative of a market, market segment or industry sector.  A passively-managed ETF is designed so that its performance will correspond closely with that of the index it tracks.  A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. To the extent a fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the fund will indirectly be subject to leveraging risk.  As a shareholder in an ETF, the Internet Portfolio will bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses.

»
Foreign Securities Risks: The Internet Portfolio may invest in foreign securities directly or through ADRs, GDRs and IDRs.  Foreign securities can carry higher returns but involve more risks than those associated with U.S. investments.  Additional risks associated with investment in foreign securities include currency fluctuations, political and economic instability, differences in financial reporting standards and less stringent regulation of securities markets.

»
Non-Diversification Risks: As a non-diversified investment company, the Internet Portfolio can invest a large percentage of its assets in a small number of issuers.  As a result, a change in the value of any one investment may affect the overall value of the Internet Portfolio’s shares, and therefore the Internet Fund’s shares, more than shares of a diversified mutual fund that holds more investments.

»
Interest Rate Risk: The risk that when interest rates increase, fixed-income securities held by the Internet Portfolio will decline in value.  Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.  It is likely there will be less governmental action in the near future to maintain low interest rates.  The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

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»
Leveraging Risks: Investments in derivative instruments may give rise to a form of leverage. The Investment Adviser may engage in speculative transactions which involve substantial risk and leverage. The use of leverage by the Investment Adviser may increase the volatility of the Internet Portfolio. These leveraged instruments may result in losses to the Internet Portfolio or may adversely affect the Internet Portfolio’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Internet Portfolio may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

»
Option Transaction Risks: Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.  The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets.  By writing put options on equity securities, the Internet Portfolio gives up the opportunity to benefit from potential increases in the value of the common stocks above the strike prices of the written put options, but continues to bear the risk of declines in the value of its common stock portfolio.  The Internet Portfolio will receive a premium from writing a covered call option that it retains whether or not the option is exercised.  The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.

»
Below Investment Grade Debt Securities Risks: Generally, below investment grade debt securities, i.e., junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities.

»
Management Risks: There is no guarantee that the Internet Fund will meet its investment objective. The Investment Adviser does not guarantee the performance of the Internet Fund, nor can it assure you that the market value of your investment will not decline.

Who may want to invest?
The Internet Fund may be appropriate for investors who:
»	wish to invest for the long-term;
»	want to diversify their portfolios;
»	want to allocate some portion of their long-term investments to growth equity investing;
»	are willing to accept the volatility associated with equity investing; and
»	are comfortable with the risks described herein.

Performance
The bar chart and table shown below illustrate the variability of the Internet Fund’s returns.  The bar chart indicates the risks of investing in the Internet Fund by showing the changes in the Internet Fund’s performance from year to year (on a calendar year basis).  The table shows how the Internet Fund’s average annual returns, before and after taxes, (after taking into account any sales charges) compare with those of the S&P 500® Index and the NASDAQ Composite® Index, which represent broad measures of market performance.  The past performance of the Internet Fund, before and after taxes, is not necessarily an indication of how the Internet Fund or the Internet Portfolio will perform in the future.  The bar chart shows how the performance of Advisor Class A shares (the Class with the longest period of annual returns) has varied from year to year.  The returns for Advisor Class C shares were different than the returns shown below because each Class of shares has different expenses.  Updated performance information is available on the Internet Fund’s website at http://www.kineticsfunds.com or by calling the Fund toll-free at (800) 930-3828.
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The Internet Fund – Advisor Class A
Calendar Year Returns as of 12/31

Sales charges are not reflected in the bar chart.  If these amounts were reflected, returns would be less than those shown.

Best Quarter:	2009	Q2	25.91%
Worst Quarter:	2008	Q4	-21.39%

The after-tax returns for the Internet Fund’s Advisor Class A shares as shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”), the information on after-tax returns is not relevant to your investment.  After-tax returns are shown for Advisor Class A shares only.  After-tax returns for Advisor Class C shares will differ.  The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Average Annual Total Returns as of 12/31/2016
	1 Year	5 Years	10 Years	Since Inception(1)
The Internet Fund (KINAX) Advisor Class A
Return Before Taxes	-3.55%	9.90%	7.51%	6.08%
Return After Taxes on Distributions	-5.47%	7.64%	6.35%	5.32%
Return After Taxes on Distributions and Sale of Fund Shares	-0.43%	7.88%	6.10%	5.01%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%	5.97%
NASDAQ Composite® Index (reflects no deduction for fees, expenses or taxes)	7.50%	15.62%	8.34%	6.40%
The Internet Fund (KINCX) Advisor Class C
Return Before Taxes	0.90%	10.66%	N/A	7.49%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	11.96%	14.66%	N/A	6.73%
NASDAQ Composite® Index (reflects no deductions for fees, expenses or taxes)	7.50%	15.62%	N/A	8.10%
(1)
The Internet Fund’s Advisor Class A shares commenced operations on April 26, 2001 and Advisor Class C shares commenced operations on February 16, 2007.  The returns for the two indices in this column have been calculated since the inception date of the Internet Fund’s Advisor Class A shares and Advisor Class C shares, as applicable.

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Management
Investment Adviser.  Kinetics Asset Management LLC is the Internet Portfolio’s investment adviser.

Portfolio Managers.  The Internet Portfolio is managed by an investment team with Mr. Doyle, Mr. Stahl and Mr. Davolos as the Co-Portfolio Managers.  Each investment team member serves as a research analyst.

Investment team member	Primary Title	Years of Service with the Fund
Peter B. Doyle	Co-Portfolio Manager	18
Murray Stahl	Co-Portfolio Manager	18
James Davolos	Co-Portfolio Manager	11
Steven Tuen	Investment Team Member	18

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Kinetics Mutual Funds – The Internet Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-800-930-3828, or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  The minimum initial investment for both regular accounts and IRAs is $2,500 ($2,000 for Coverdell Education Savings Accounts).  There is no minimum on subsequent investments for all account types.

Tax Information
Unless you are investing through a tax-deferred arrangement, such as a 401(k) or an IRA, the Fund’s distributions will generally be taxable to you as ordinary income or capital gains, and you will generally recognize gain or loss when you redeem shares.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its Investment Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.
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THE GLOBAL FUND

Investment Objective
The investment objective of the Global Fund is long-term growth of capital.  The Global Fund is the sole “feeder fund” to The Global Portfolio, a series of Kinetics Portfolios Trust.

Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy and hold shares of the Global Fund. You may qualify for sales charge discounts for Advisor Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Advisor Class A shares of the Kinetics Funds.  More information about these and other discounts is available from your financial professional and in the sections titled “Description of Advisor Classes” beginning on page 84 of the Fund’s prospectus, in Appendix A to this Prospectus - Financial Intermediary Sales Charge Variations, and “Purchasing Shares” beginning on page 56 of the Fund’s statement of additional information.

Fee Table(1)
SHAREHOLDER FEES (fees paid directly from your investment)	Advisor Class A	Advisor Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less)	None	1.00%
Redemption Fee (as a percentage of amount redeemed on shares held for 30 days or less, if applicable)	2.00%	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class A	Advisor Class C
Management Fees(1)	1.25%	1.25%
Distribution and Service (Rule 12b-1) Fees(2)	0.50%	1.00%
Other Expenses	1.54%	1.54%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses(3)	3.31%	3.81%
Less: Fee Waiver(4)	-1.65%	-1.65%
Net Annual Fund Operating Expenses	1.66%	2.16%
(1)
This table and the example below reflect the aggregate expenses of the Global Fund and the Global Portfolio.  The management fees paid by the Global Fund reflect the proportionate share of fees allocated to the Global Fund from the Global Portfolio.

(2)
The Board of Directors (the “Board”) of Kinetics Mutual Funds, Inc. has approved a Rule 12b-1 Plan, which allows the Fund to pay as compensation up to an annual rate of 0.50% and 0.75% of the average daily net asset value (“NAV”) of Advisor Class A shares and Advisor Class C shares, respectively, to the distributor or other qualified recipients under the Plan.  In addition, the Board has approved a Shareholder Servicing Plan for Advisor Class A shares and Advisor Class C shares which would provide for an annual shareholder servicing fee equal to 0.25% of the average daily net assets attributable to Advisor Class A shares and Advisor Class C shares.  At the present time, the Fund is assessing, 0.25% and 0.75% of the distribution fees for Advisor Class A shares and Advisor Class C shares, respectively, and is assessing 0.25% of the shareholder servicing fees for Advisor Class A shares and Advisor Class C shares.

(3)
Total Annual Fund Operating Expenses do not correlate to the ratio of operating expenses to average net assets before expense reimbursement found in the “Financial Highlights” section of this Prospectus which reflects the Global Fund’s operating expenses and does not include acquired fund fees and expenses (“AFFE”).

(4)
Kinetics Asset Management LLC, the investment adviser to the Global Portfolio of the Kinetics Portfolio Trust (the “Investment Adviser”), has agreed to waive management fees and reimburse Fund expenses so that Net Annual Fund Operating Expenses do not exceed 1.64% and 2.14%, excluding AFFE, for the Advisor Class A shares and Advisor Class C shares, respectively.  These waivers and reimbursements are in effect until May 1, 2018, and may not be terminated without the approval of the Board.

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Example.  This Example is intended to help you compare the cost of investing in the Advisor Class A and Advisor Class C shares of the Global Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Global Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and that the Global Fund’s operating expenses remain the same (taking into account the expense limitation only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your cost for the Global Fund would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Class A (if you redeem your shares at the end of the period)	$734	$1,390	$2,068	$3,866
Advisor Class C (if you redeem your shares at the end of the period)	$319	$1,012	$1,824	$3,940
Advisor Class C (if you do not redeem your shares at the end of the period)	$219	$1,012	$1,824	$3,940

Portfolio Turnover.  The Global Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Global Portfolio’s, and therefore the Global Fund’s, performance.  During the most recent fiscal year, the Global Portfolio’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategy
The Global Fund is a diversified fund that invests all of its investable assets in the Global Portfolio, a series of Kinetics Portfolios Trust.  Under normal circumstances, the Global Portfolio invests at least 65% of its net assets plus any borrowings for investment purposes in common stocks, convertible securities, warrants and other equity securities having the characteristics of common stocks (such as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”)) of foreign and U.S. companies listed on publicly traded exchanges in countries around the world, and in exchange-traded funds (“ETFs”).  Foreign companies are those companies with their primary place of business or headquarters located outside the U.S., including up to 100% in emerging markets.  The Global Portfolio invests 40% or more of its net assets in companies located outside of the U.S. and invests in at least 3 countries, which may include the U.S.  The Global Portfolio may also purchase and write options for hedging purposes and/or direct investment and invest in participatory notes (commonly known as “P-notes”) to take positions in certain foreign securities.

The Global Portfolio may invest up to 20% of its total assets in convertible and non-convertible debt securities rated below investment grade, also known as junk bonds, or unrated securities which the Investment Adviser has determined to be of comparable quality.

The Investment Adviser selects portfolio securities by evaluating a company’s positioning and business model as well as its ability to grow and expand its activities or achieve a greater competitive advantage in cost/profitability and brand image leveraging.  This evaluation by the Investment Adviser includes consideration of a company’s potential to maintain and grow long lived assets, while generating high returns on capital with operating predictability and transparency.  The Investment Adviser also considers a company’s fundamentals by reviewing its balance sheets, corporate revenues, earnings and dividends.  The Global Portfolio may invest in companies of any size, including small and medium-sized companies.  Additionally, the Global Portfolio may participate in securities lending arrangements up to 33-1/3% of the securities in its portfolio with brokers, dealers, and financial institutions (but not individuals) in order to increase the return on its portfolio.
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Sell decisions are generally triggered by either adequate value being achieved, as determined by the Investment Adviser, or by an adverse change in a company’s operating performance or a deterioration of the company’s business model.  A sell trigger may also occur if the Investment Adviser discovers a new investment opportunity that it believes is more compelling and represents a greater risk reward profile than other investment(s) held by the Global Portfolio.

Principal Investment Risks
The Global Portfolio’s investments, including common stocks, have inherent risks that could cause you to lose money.  The principal risks of investing in the Global Fund, and indirectly the Global Portfolio, are listed below and could adversely affect the NAV, total return and value of the Global Fund, Global Portfolio and your investment.

»
Stock Market Risks: Stock mutual funds are subject to stock market risks and significant fluctuations in value.  If the stock market declines in value, the Global Portfolio, and therefore the Global Fund, is likely to decline in value and you could lose money on your investment.

»
Stock Selection Risks: The portfolio securities selected by the Investment Adviser may decline in value or not increase in value when the stock market in general is rising and may fail to meet the Global Portfolio’s, and therefore the Global Fund’s, investment objective.

»	Liquidity Risks: The Investment Adviser may not be able to sell portfolio securities at an optimal time or price.
»
Small and Medium-Size Company Risks: The Global Portfolio may invest in the equity securities of small and medium-size companies.  Small and medium-size companies often have narrower markets and more limited managerial and financial resources than do larger, more established companies.  As a result, their performance can be more volatile and they face a greater risk of business failure, which could increase the volatility of the Global Portfolio’s assets.

»
Exchange-Traded Funds (ETFs) Risks: ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, passively-managed ETFs seek to track a specified securities index or a basket of securities that an “index provider,” such as Standard & Poor’s, selects as representative of a market, market segment or industry sector.  A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales.  To the extent a fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the fund will indirectly be subject to leveraging risk.  A passively-managed ETF is designed so that its performance will correspond closely with that of the index it tracks. As a shareholder in an ETF, the Global Portfolio will bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses.

»
Foreign Securities Risks: The Global Portfolio may invest in foreign securities directly or through ADRs, GDRs and IDRs.  Foreign securities can carry higher returns but involve more risks than those associated with U.S. investments.  Additional risks associated with investment in foreign securities include currency fluctuations, political and economic instability, differences in financial reporting standards and less stringent regulation of securities markets.

»
Interest Rate Risk: The risk that when interest rates increase, fixed-income securities held by the Global Portfolio will decline in value.  Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.  It is likely there will be less governmental action in the near future to maintain low interest rates.  The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

Table of Contents - Prospectus

»
Leveraging Risks: Investments in derivative instruments may give rise to a form of leverage. The Investment Adviser may engage in speculative transactions which involve substantial risk and leverage. The use of leverage by the Investment Adviser may increase the volatility of the Global Portfolio. These leveraged instruments may result in losses to the Global Portfolio or may adversely affect the Global Portfolio’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Global Portfolio may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

»
Option Transaction Risks: Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.  The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets.  By writing put options on equity securities, the Global Portfolio gives up the opportunity to benefit from potential increases in the value of the common stocks above the strike prices of the written put options, but continues to bear the risk of declines in the value of its common stock portfolio.  The Global Portfolio will receive a premium from writing a covered call option that it retains whether or not the option is exercised.  The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.

»
Below Investment Grade Debt Securities Risks: Generally, below investment grade debt securities, i.e., junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities.

»
Emerging Markets Risks: The risk that the securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries as have historically been the case.

»
Derivatives Risks: The Global Portfolio’s investments in P-notes and other derivative instruments may result in loss.  Derivative instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Global Portfolio.

»
Management Risks: There is no guarantee that the Global Fund will meet its investment objective. The Investment Adviser does not guarantee the performance of the Global Fund, nor can it assure you that the market value of your investment will not decline.

Who may want to invest?
The Global Fund may be appropriate for investors who:
»	wish to invest for the long-term;
»	want to diversify their portfolios;
»	want to allocate some portion of their long-term investments to growth equity investing;
»	are willing to accept the volatility associated with equity investing; and
»	are comfortable with the risks described herein.

Performance
The bar chart and table shown below illustrate the variability of the Global Fund’s returns. The bar chart indicates the risks of investing in the Global Fund by showing the changes in the Global Fund’s performance from year to year (on a calendar year basis).  The table shows how the Global Fund’s average annual returns, before and after taxes, (after taking into account any sales charges) compare with those of the S&P® 500 Index and the MSCI ACWI (All Country World Index) Index (“MSCI ACWI Index”), which represent broad measures of market performance.  The past performance of the Global Fund, before and after taxes, is not necessarily an indication of how the Global Fund or the Global Portfolio will perform in the future.  The bar chart shows how the performance of Advisor Class A shares (the Class with the longest period of annual returns) has varied from year to year.  The returns for Advisor Class C shares were different than the returns shown below because each Class of shares has different expenses. Updated performance information is available on the Fund’s website at http://www.kineticsfunds.com or by calling the Fund toll-free at (800) 930-3828.
Table of Contents - Prospectus

The Global Fund – Advisor Class A
Calendar Year Returns as of 12/31

Sales charges are not reflected in the bar chart.  If these amounts were reflected, returns would be less than those shown.

Best Quarter:	2009	Q2	38.66%
Worst Quarter:	2011	Q3	-17.25%

The after-tax returns for the Global Fund’s Advisor Class A shares as shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”), the information on after-tax returns is not relevant to your investment.  After-tax returns are shown for Advisor Class A shares only.  After-tax returns for Advisor Class C shares will differ.  The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Average Annual Total Returns as of 12/31/2016
	1 Year	5 Years	Since Inception (May 19, 2008)
The Global Fund (KGLAX) Advisor Class A
Return Before Taxes	7.44%	5.13%	1.63%
Return After Taxes on Distributions	7.34%	4.99%	1.56%
Return After Taxes on Distributions and Sale of Fund Shares	4.30%	4.00%	1.33%
The Global Fund (KGLCX) Advisor Class C
Return Before Taxes	12.63%	5.81%	1.73%
S&P® 500 Index (reflects no deductions for fees, expenses or taxes)	11.96%	14.66%	7.69%
MSCI ACWI Index (reflects no deductions for fees, expenses or taxes)	7.86%	9.36%	2.88%

Management
Investment Adviser.  Kinetics Asset Management LLC is the Global Portfolio’s investment adviser.
Table of Contents - Prospectus

Portfolio Managers.  The Global Portfolio is managed by an investment team with Mr. Stahl and Mr. Tuen as the Co-Portfolio Managers.  Each investment team member serves as a research analyst.

Investment team member	Primary Title	Years of Service with the Fund
Murray Stahl	Co-Portfolio Manager	18
Steven Tuen	Co-Portfolio Manager	14
Peter B. Doyle	Investment Team Member	18
James Davolos	Investment Team Member	11

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Kinetics Mutual Funds – The Global Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-800-930-3828, or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  The minimum initial investment for both regular accounts and IRAs is $2,500 ($2,000 for Coverdell Education Savings Accounts).  There is no minimum on subsequent investments for all account types.

Tax Information
Unless you are investing through a tax-deferred arrangement, such as a 401(k) or an IRA, the Fund’s distributions will generally be taxable to you as ordinary income or capital gains, and you will generally recognize gain or loss when you redeem shares.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its Investment Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.
Table of Contents - Prospectus

THE PARADIGM FUND

Investment Objective
The investment objective of the Paradigm Fund is long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy and hold shares of the Paradigm Fund.  You may qualify for sales charge discounts for Advisor Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Advisor Class A shares of the Kinetics Funds.  More information about these and other discounts is available from your financial professional and in the sections titled “Description of Advisor Classes” beginning on page 84 of the Fund’s prospectus, in Appendix A to this Prospectus - Financial Intermediary Sales Charge Variations, and “Purchasing Shares” beginning on page 56 of the Fund’s statement of additional information.

Fee Table(1)
SHAREHOLDER FEES (fees paid directly from your investment)	Advisor Class A	Advisor Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less)	None	1.00%
Redemption Fee (as a percentage of amount redeemed on shares held for 30 days or less, if applicable)	2.00%	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class A	Advisor Class C
Management Fees(1)	1.25%	1.25%
Distribution and Service (Rule 12b-1) Fees(2)	0.50%	1.00%
Other Expenses	0.21%	0.21%
Total Annual Fund Operating Expenses	1.96%	2.46%
Less: Fee Waiver(3)	-0.07%	-0.07%
Net Annual Fund Operating Expenses	1.89%	2.39%
(1)
This table and the example below reflect the aggregate expenses of the Paradigm Fund and the Paradigm Portfolio.  The management fees paid by the Paradigm Fund reflect the proportionate share of fees allocated to the Paradigm Fund from the Paradigm Portfolio.

(2)
The Board of Directors (the “Board”) of Kinetics Mutual Funds, Inc. has approved a Rule 12b-1 Plan, which allows the Fund to pay as compensation up to an annual rate of 0.50% and 0.75% of the average daily net asset value (“NAV”) of Advisor Class A shares and Advisor Class C shares, respectively, to the distributor or other qualified recipients under the Plan.  In addition, the Board has approved a Shareholder Servicing Plan for Advisor Class A shares and Advisor Class C shares which would provide for an annual shareholder servicing fee equal to 0.25% of the average daily net assets attributable to Advisor Class A shares and Advisor Class C shares.  At the present time, the Fund is assessing, 0.25% and 0.75% of the distribution fees for Advisor Class A shares and Advisor Class C shares, respectively, and is assessing 0.25% of the shareholder servicing fees for Advisor Class A shares and Advisor Class C shares.

(3)
Kinetics Asset Management LLC, the investment adviser to the Paradigm Portfolio of the Kinetics Portfolio Trust (the “Investment Adviser”), has agreed to waive management fees and reimburse Fund expenses so that Net Annual Fund Operating Expenses do not exceed 1.89% and 2.39%, excluding acquired fund fees and expenses (“AFFE”), for Advisor Class A shares and Advisor Class C shares, respectively.  These waivers and reimbursements are in effect until May 1, 2018, and may not be terminated without the approval of the Board.

Example.  This Example is intended to help you compare the cost of investing in the Paradigm Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Paradigm Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and that the Paradigm Fund’s operating expenses remain the same (taking into account the expense limitation only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your cost for the Paradigm Fund would be:
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	1 Year	3 Years	5 Years	10 Years
Advisor Class A (if you redeem your shares at the end of the period)	$756	$1,149	$1,565	$2,724
Advisor Class C (if you redeem your shares at the end of the period)	$342	$760	$1,304	$2,791
Advisor Class C (if you do not redeem your shares at the end of the period)	$242	$760	$1,304	$2,791

Portfolio Turnover.  The Paradigm Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Paradigm Portfolio’s, and therefore the Paradigm Fund’s, performance.  During the most recent fiscal year, the Paradigm Portfolio’s portfolio turnover rate was 2% of the average value of its portfolio.

Principal Investment Strategy
The Paradigm Fund is a non-diversified fund that invests all of its investable assets in the Paradigm Portfolio, a series of Kinetics Portfolios Trust.  Under normal circumstances, the Paradigm Portfolio invests at least 65% of its net assets in common stocks, convertible securities, warrants, and other equity securities having the characteristics of common stocks (such as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”)) of U.S. and foreign companies, including up to 100% in emerging markets, and in exchange-traded funds (“ETFs”).  The Paradigm Portfolio will invest in companies that the Investment Adviser believes are undervalued, that have, or are expected to soon have, high returns on equity and that are well positioned to reduce their costs, extend the reach of their distribution channels and experience significant growth in their assets or revenues. The Paradigm Portfolio will carry out its investment strategy by regarding the investments as representing fractional ownership in the underlying companies’ assets. This will allow the Paradigm Portfolio, and therefore the Paradigm Fund, to attempt to achieve its investment objective by acting as a classic value investor seeking high returns on equity, an intrinsic characteristic of the investment, not a reappraisal of a company’s stock value by the market, an external factor.  The Paradigm Portfolio may also purchase and write options for hedging purposes and/or direct investment.

The Paradigm Portfolio may invest up to 20% of its total assets in convertible and non-convertible debt securities rated below investment grade, also known as junk bonds, or unrated securities which the Investment Adviser has determined to be of comparable quality.

The Investment Adviser selects portfolio securities by evaluating a company’s positioning and traditional business lines as well as its ability to expand its activities or achieve competitive advantage in cost/profitability and brand image leveraging.  The Investment Adviser also considers a company’s fundamentals by reviewing its balance sheets, corporate revenues, earnings and dividends.  The Paradigm Portfolio may invest in companies of any size, including small and medium-size companies.  Additionally, the Paradigm Portfolio may participate in securities lending arrangements up to 33-1/3% of the securities in its portfolio with brokers, dealers, and financial institutions (but not individuals) in order to increase the return on its portfolio.

Sell decisions are generally triggered by either adequate value being achieved, as determined by the Investment Adviser, or by an adverse change in a company’s operating performance or a deterioration of the company’s business model.  A sell trigger may also occur if the Investment Adviser discovers a new investment opportunity that it believes is more compelling and represents a greater risk reward profile than other investment(s) held by the Paradigm Portfolio.
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Principal Investment Risks
Investing in common stocks has inherent risks that could cause you to lose money.  The principal risks of investing in the Paradigm Fund, and indirectly the Paradigm Portfolio, are listed below and could adversely affect the NAV, total return and value of the Paradigm Fund, Paradigm Portfolio and your investment.

»
Stock Market Risks: Stock mutual funds are subject to stock market risks and significant fluctuations in value.  If the stock market declines in value, the Paradigm Portfolio, and therefore the Paradigm Fund, is likely to decline in value and you could lose money on your investment.

»
Stock Selection Risks: The portfolio securities selected by the Investment Adviser may decline in value or not increase in value when the stock market in general is rising and may fail to meet the Paradigm Portfolio’s, and therefore the Paradigm Fund’s, investment objective.

»	Liquidity Risks: The Investment Adviser may not be able to sell portfolio securities at an optimal time or price.
»
Small and Medium-Size Company Risks: The Paradigm Portfolio may invest in the equity securities of small and medium-size companies.  Small and medium-size companies often have narrower markets and more limited managerial and financial resources than do larger, more established companies.  As a result, their performance can be more volatile and they face a greater risk of business failure, which could increase the volatility of the Paradigm Portfolio’s assets.

»
Exchange-Traded Funds (ETFs) Risks: ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, passively-managed ETFs seek to track a specified securities index or a basket of securities that an “index provider,” such as Standard & Poor’s, selects as representative of a market, market segment or industry sector.  A passively-managed ETF is designed so that its performance will correspond closely with that of the index it tracks.  A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales.  To the extent a fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the fund will indirectly be subject to leveraging risk.  As a shareholder in an ETF, the Paradigm Portfolio will bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses.

»
Foreign Securities Risks: The Paradigm Portfolio may invest in foreign securities directly or through ADRs, GDRs and IDRs.  Foreign securities can carry higher returns but involve more risks than those associated with U.S. investments.  Additional risks associated with investment in foreign securities include currency fluctuations, political and economic instability, differences in financial reporting standards and less stringent regulation of securities markets.

»
Non-Diversification Risks: As a non-diversified investment company, the Paradigm Portfolio can invest a large percentage of its assets in a small number of issuers.  As a result, a change in the value of any one investment may affect the overall value of the Paradigm Portfolio’s shares, and therefore the Paradigm Fund’s shares, more than shares of a diversified mutual fund that holds more investments.

»
Interest Rate Risk: The risk that when interest rates increase, fixed-income securities held by the Paradigm Portfolio will decline in value.  Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.  It is likely there will be less governmental action in the near future to maintain low interest rates.  The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

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»
Leveraging Risks: Investments in derivative instruments may give rise to a form of leverage. The Investment Adviser may engage in speculative transactions which involve substantial risk and leverage. The use of leverage by the Investment Adviser may increase the volatility of the Paradigm Portfolio. These leveraged instruments may result in losses to the Paradigm Portfolio or may adversely affect the Paradigm Portfolio’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Paradigm Portfolio may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

»
Option Transaction Risks: Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.  The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets.  By writing put options on equity securities, the Paradigm Portfolio gives up the opportunity to benefit from potential increases in the value of the common stocks above the strike prices of the written put options, but continues to bear the risk of declines in the value of its common stock portfolio.  The Paradigm Portfolio will receive a premium from writing a covered call option that it retains whether or not the option is exercised.  The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.

»
Below Investment Grade Debt Securities Risks: Generally, below investment grade debt securities, i.e., junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities.

»
Management Risks: There is no guarantee that the Paradigm Fund will meet its investment objective. The Investment Adviser does not guarantee the performance of the Paradigm Fund, nor can it assure you that the market value of your investment will not decline.

Who may want to invest?
The Paradigm Fund may be appropriate for investors who:
»	wish to invest for the long-term;
»	want to diversify their portfolios;
»	want to allocate some portion of their long-term investments to equity investing;
»	are willing to accept the volatility associated with equity investing; and
»	are comfortable with the risks described herein.

Performance
The bar chart and table shown below illustrate the variability of the Paradigm Fund’s returns.  The bar chart indicates the risks of investing in the Paradigm Fund by showing the changes in the Paradigm Fund’s performance from year to year (on a calendar year basis).  The table shows how the Paradigm Fund’s average annual returns, before and after taxes, (after taking into account any sales charges) compare with those of the S&P 500® Index and the MSCI ACWI (All Country World Index) Index (“MSCI ACWI Index”), which represent broad measures of market performance.  The past performance of the Paradigm Fund, before and after taxes, is not necessarily an indication of how the Paradigm Fund or the Paradigm Portfolio will perform in the future.  The bar chart shows how the performance of Advisor Class A shares (the Class with the longest period of annual returns) has varied from year to year.  The returns for Advisor Class C shares were different than the returns shown below because each Class of shares has different expenses. Updated performance information is available on the Fund’s website at http://www.kineticsfunds.com or by calling the Fund toll-free at (800) 930-3828.
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The Paradigm Fund – Advisor Class A
Calendar Year Returns as of 12/31

Sales charges are not reflected in the bar chart.  If these amounts were reflected, returns would be less than those shown.

Best Quarter:	2009	Q2	32.10%
Worst Quarter:	2008	Q4	-29.06%

The after-tax returns for the Paradigm Fund’s Advisor Class A shares as shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”), the information on after-tax returns is not relevant to your investment.  After-tax returns are shown for Advisor Class A shares only.  After-tax returns for Advisor Class C shares will differ.  The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Average Annual Total Returns as of 12/31/2016
	1 Year	5 Years	10 Years	Since Inception(1)
The Paradigm Fund (KNPAX) Advisor Class A
Return Before Taxes	13.28%	12.34%	3.59%	8.51%
Return After Taxes on Distributions	13.28%	12.31%	3.52%	8.41%
Return After Taxes on Distributions and Sale of Fund Shares	7.51%	9.87%	2.84%	7.19%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	11.96%	14.66%	6.95%	5.97%
MSCI ACWI Index (reflects no deductions for fees, expenses or taxes)	7.86%	9.36%	3.56%	4.96%
The Paradigm Fund (KNPCX) Advisor Class C
Return Before Taxes	18.55%	13.11%	3.67%	8.97%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	11.96%	14.66%	6.95%	7.97%
MSCI ACWI Index (reflects no deductions for fees, expenses or taxes)	7.86%	9.36%	3.56%	6.77%
(1)
The Paradigm Fund’s Advisor Class A shares commenced operations on April 26, 2001 and Advisor Class C shares commenced operations on June 28, 2002.  The returns for the two indices in this column have been calculated since the inception date of the Paradigm Fund’s Advisor Class A shares and Advisor Class C shares, as applicable.

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Management
Investment Adviser.  Kinetics Asset Management LLC is the Paradigm Portfolio’s investment adviser.

Portfolio Managers.  The Paradigm Portfolio is managed by an investment team with Mr. Doyle and Mr. Stahl as the Co-Portfolio Managers.  Each investment team member serves as a research analyst.

Investment team member	Primary Title	Years of Service with the Fund
Peter B. Doyle	Co-Portfolio Manager	18
Murray Stahl	Co-Portfolio Manager	18
James Davolos	Investment Team Member	11

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Kinetics Mutual Funds – The Paradigm Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-800-930-3828, or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  The minimum initial investment for both regular accounts and IRAs is $2,500 ($2,000 for Coverdell Education Savings Accounts).  There is no minimum on subsequent investments for all account types.

Tax Information
Unless you are investing through a tax-deferred arrangement, such as a 401(k) or an IRA, the Fund’s distributions will generally be taxable to you as ordinary income or capital gains, and you will generally recognize gain or loss when you redeem shares.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its Investment Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.
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THE MEDICAL FUND

Investment Objective
The investment objective of the Medical Fund is long-term growth of capital.  The Medical Fund is the sole “feeder fund” to The Medical Portfolio, a series of Kinetics Portfolios Trust.

Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy and hold shares of the Medical Fund.  You may qualify for sales charge discounts for Advisor Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Advisor Class A shares of the Kinetics Funds.  More information about these and other discounts is available from your financial professional and in the sections titled “Description of Advisor Classes” beginning on page 84 of the Fund’s prospectus, in Appendix A to this Prospectus - Financial Intermediary Sales Charge Variations, and “Purchasing Shares” beginning on page 56 of the Fund’s statement of additional information.

Fee Table(1)
SHAREHOLDER FEES (fees paid directly from your investment)	Advisor Class A	Advisor Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less)	None	1.00%
Redemption Fee (as a percentage of amount redeemed on shares held for 30 days or less, if applicable)	2.00%	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class A	Advisor Class C
Management Fees(1)	1.25%	1.25%
Distribution and Service (Rule 12b-1) Fees(2)	0.50%	1.00%
Other Expenses	0.58%	0.58%
Total Annual Fund Operating Expenses	2.33%	2.83%
Less: Fee Waiver(3)	-0.69%	-0.69%
Net Annual Fund Operating Expenses	1.64%	2.14%
(1)
This table and the example below reflect the aggregate expenses of the Medical Fund and the Medical Portfolio.  The management fees paid by the Medical Fund reflect the proportionate share of fees allocated to the Medical Fund from the Medical Portfolio.

(2)
The Board of Directors (the “Board”) of Kinetics Mutual Funds, Inc. has approved a Rule 12b-1 Plan, which allows the Fund to pay as compensation up to an annual rate of 0.50% and 0.75% of the average daily net asset value (“NAV”) of Advisor Class A shares and Advisor Class C shares, respectively, to the distributor or other qualified recipients under the Plan.  In addition, the Board has approved a Shareholder Servicing Plan for Advisor Class A shares and Advisor Class C shares which would provide for an annual shareholder servicing fee equal to 0.25% of the average daily net assets attributable to Advisor Class A shares and Advisor Class C shares.  At the present time, the Fund is assessing 0.25% and 0.75% of the distribution fees for Advisor Class A shares and Advisor Class C shares, respectively, and is assessing 0.25% of the shareholder servicing fees for Advisor Class A shares and Advisor Class C shares.

(3)
Kinetics Asset Management LLC, the investment adviser to the Medical Portfolio of the Kinetics Portfolio Trust (the “Investment Adviser”), has agreed to waive management fees and reimburse Fund expenses so that Net Annual Fund Operating Expenses do not exceed 1.64% and 2.14%, excluding acquired fund fees and expenses (“AFFE”), for Advisor Class A shares and Advisor Class C shares, respectively.  These waivers and reimbursements are in effect until May 1, 2018, and may not be terminated without the approval of the Board.

Example.  This Example is intended to help you compare the cost of investing in the Medical Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Medical Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and that the Medical Fund’s operating expenses remain the same (taking into account the expense limitation only the first year).  Although your actual costs may be higher or lower, based on these assumptions your cost for the Medical Fund would be:
Table of Contents - Prospectus

	1 Year	3 Years	5 Years	10 Years
Advisor Class A (if you redeem your shares at the end of the period)	$732	$1,198	$1,690	$3,038
Advisor Class C (if you redeem your shares at the end of the period)	$317	$812	$1,433	$3,107
Advisor Class C (if you do not redeem your shares at the end of the period)	$217	$812	$1,433	$3,107

Portfolio Turnover.  The Medical Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Medical Portfolio’s, and therefore the Medical Fund’s, performance.  During the most recent fiscal year, the Medical Portfolio’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategy
The Medical Fund is a non-diversified fund that invests all of its investable assets in the Medical Portfolio, a series of Kinetics Portfolios Trust.  Under normal circumstances, the Medical Portfolio invests at least 80% of its net assets plus any borrowings for investment purposes in common stocks, convertible securities, warrants, and other equity securities having the characteristics of common stocks (such as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”)) of U.S. and foreign companies engaged in medical research, pharmaceutical and medical technology industries and related technology industries, generally, with an emphasis toward companies engaged in cancer research and drug development, such as pharmaceutical development companies, surgical and medical instrument manufacturers and developers, pharmaceutical manufacturers, and biotech and medical research companies.  These types of companies derive at least 50% of their revenue from such activities.  The Medical Portfolio may also invest in exchange-traded funds (“ETFs”) and purchase and write options for hedging purposes and/or direct investment.

The Medical Portfolio may invest up to 20% of its total assets in convertible and non-convertible debt securities rated below investment grade, also known as junk bonds, or unrated securities which the Investment Adviser has determined to be of comparable quality.

The Investment Adviser selects portfolio securities by evaluating a company’s positioning and the resources that it currently expends on research and development, looking for a significant percentage, or large amount, of capital invested into research and treatment of cancer and other diseases.  The Investment Adviser also considers a company’s fundamentals by reviewing its balance sheets, corporate revenues, earnings and dividends.  The Investment Adviser also looks at the amount of capital a company spends on research and development because the Investment Adviser believes that such expenditures frequently have significant bearing on future growth.  The Medical Portfolio may invest in companies of any size, including small and medium-size companies.  Additionally, the Medical Portfolio may participate in securities lending arrangements up to 33-1/3% of the securities in its portfolio with brokers, dealers, and financial institutions (but not individuals) in order to increase the return on its portfolio.

Sell decisions are generally triggered by either adequate value being achieved, as determined by the Investment Adviser, or by an adverse change in a company’s operating performance or a deterioration of the company’s business model.  A sell trigger may also occur if the Investment Adviser discovers a new investment opportunity that it believes is more compelling and represents a greater risk reward profile than other investment(s) held by the Medical Portfolio.
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Principal Investment Risks
Investing in common stocks has inherent risks that could cause you to lose money.  The principal risks of investing in the Medical Fund, and indirectly the Medical Portfolio, are listed below and could adversely affect the NAV, total return and value of the Medical Fund, the Medical Portfolio and your investment.

»
Stock Market Risks: Stock mutual funds are subject to stock market risks and significant fluctuations in value.  If the stock market declines in value, the Medical Portfolio, and therefore the Medical Fund, is likely to decline in value and you could lose money on your investment.

»
Stock Selection Risks: The portfolio securities selected by the Investment Adviser may decline in value or not increase in value when the stock market in general is rising and may fail to meet the Medical Portfolio’s, and therefore the Medical Fund’s, investment objective.

»	Liquidity Risks: The Investment Adviser may not be able to sell portfolio securities at an optimal time or price.
»
Industry Emphasis Risks: Mutual funds that invest a substantial portion of their assets in a particular industry carry a risk that a group of industry-related securities will decline in price due to industry-specific developments.  Companies in the same or similar industries may share common characteristics and are more likely to react comparably to industry-specific market or economic developments.

»
Concentration Risks of the Medical Industry: Medical and pharmaceutical-related companies in general are subject to the rate of change in technology, which is generally higher than that of other industries.  Similarly, cancer research-related industries use many products and services of companies engaged in medical and pharmaceutical-related activities and are also subject to relatively high risks of rapid obsolescence caused by progressive scientific and technological advances. Additionally, it is possible that a medical device or product may fail after its research period; such research period may involve substantial research, testing and development time and the development company may incur significant costs.  Further, the medical research and development industry is subject to strict regulatory scrutiny and ongoing legislative action.

»
Small and Medium-Size Company Risks: The Medical Portfolio may invest in the equity securities of small and medium-size companies.  Small and medium-size companies often have narrower markets and more limited managerial and financial resources than do larger, more established companies.  As a result, their performance can be more volatile and they face a greater risk of business failure, which could increase the volatility of the Medical Portfolio’s assets.

»
Exchange-Traded Funds (ETFs) Risks: ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, passively-managed ETFs seek to track a specified securities index or a basket of securities that an “index provider,” such as Standard & Poor’s, selects as representative of a market, market segment or industry sector.  A passively-managed ETF is designed so that its performance will correspond closely with that of the index it tracks.  A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales.  To the extent a fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the fund will indirectly be subject to leveraging risk.  As a shareholder in an ETF, the Medical Portfolio will bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses.

Table of Contents - Prospectus

»
Foreign Securities Risks: The Medical Portfolio may invest in foreign securities directly or through ADRs, GDRs and IDRs.  Foreign securities can carry higher returns but involve more risks than those associated with U.S. investments.  Additional risks associated with investment in foreign securities include currency fluctuations, political and economic instability, differences in financial reporting standards and less stringent regulation of securities markets.

»
Non-Diversification Risks: As a non-diversified investment company, the Medical Portfolio can invest a large percentage of its assets in a small number of issuers.  As a result, a change in the value of any one investment may affect the overall value of the Medical Portfolio’s shares, and therefore the Medical Fund’s shares, more than shares of a diversified mutual fund that holds more investments.

»
Interest Rate Risk: The risk that when interest rates increase, fixed-income securities held by the Medical Portfolio will decline in value.  Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.  It is likely there will be less governmental action in the near future to maintain low interest rates.  The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

»
Leveraging Risks: Investments in derivative instruments may give rise to a form of leverage. The Investment Adviser may engage in speculative transactions which involve substantial risk and leverage. The use of leverage by the Investment Adviser may increase the volatility of the Medical Portfolio. These leveraged instruments may result in losses to the Medical Portfolio or may adversely affect the Medical Portfolio’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Medical Portfolio may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

»
Option Transaction Risks: Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.  The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets.  By writing put options on equity securities, the Medical Portfolio gives up the opportunity to benefit from potential increases in the value of the common stocks above the strike prices of the written put options, but continues to bear the risk of declines in the value of its common stock portfolio.  The Medical Portfolio will receive a premium from writing a covered call option that it retains whether or not the option is exercised.  The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.

»
Below Investment Grade Debt Securities Risks: Generally, below investment grade debt securities, i.e., junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities.

»
Management Risks: There is no guarantee that the Medical Fund will meet its investment objective. The Investment Adviser does not guarantee the performance of the Medical Fund, nor can it assure you that the market value of your investment will not decline.

Who may want to invest?
The Medical Fund may be appropriate for investors who:
»	wish to invest for the long-term;
»	want to diversify their portfolios;
»	want to allocate some portion of their long-term investments to growth equity investing;
»	are willing to accept the volatility associated with equity investing; and
»	are comfortable with the risks described herein.
Table of Contents - Prospectus

Performance
The bar chart and table shown below illustrate the variability of the Medical Fund’s returns.  The bar chart indicates the risks of investing in the Medical Fund by showing the changes in the Medical Fund’s performance from year to year (on a calendar year basis).  The table shows how the Medical Fund’s average annual returns, before and after taxes, (after taking into account any sales charges) compare with those of the S&P 500® Index and the NASDAQ Composite® Index, which represent broad measures of market performance.  The past performance of the Medical Fund, before and after taxes, is not necessarily an indication of how the Medical Fund or the Medical Portfolio will perform in the future.  The bar chart shows how the performance of Advisor Class A shares (the Class with the longest period of annual returns) has varied from year to year.  The returns for Advisor Class C shares were different than the returns shown below because each Class of shares has different expenses.  Updated performance information is available on the Fund’s website at http://www.kineticsfunds.com or by calling the Fund toll-free at (800) 930-3828.

The Medical Fund – Advisor Class A
Calendar Year Returns as of 12/31

Sales charges are not reflected in the bar chart.  If these amounts were reflected, returns would be less than those shown.

Best Quarter:	2013	Q1	20.48%
Worst Quarter:	2011	Q3	-15.66%

The after-tax returns for the Medical Fund’s Advisor Class A shares as shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”), the information on after-tax returns is not relevant to your investment.  After-tax returns are shown for Advisor Class A shares only.  After-tax returns for Advisor Class C shares will differ.  The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.
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Average Annual Total Returns as of 12/31/2016
	1 Year	5 Years	10 Years	Since Inception(1)
The Medical Fund (KRXAX) Advisor Class A
Return Before Taxes	-13.50%	11.55%	7.92%	5.20%
Return After Taxes on Distributions	-14.59%	10.37%	7.07%	4.60%
Return After Taxes on Distributions and Sale of Fund Shares	-6.76%	9.17%	6.41%	4.21%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	11.96%	14.66%	6.95%	5.97%
NASDAQ Composite® Index (reflects no deductions for fees, expenses or taxes)	7.50%	15.62%	8.34%	6.40%
The Medical Fund (KRXCX) Advisor Class C
Return Before Taxes	-9.55%	12.31%	N/A	7.61%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	11.96%	14.66%	N/A	6.73%
NASDAQ Composite® Index (reflects no deductions for fees, expenses or taxes)	7.50%	15.62%	N/A	8.10%
(1)
The Medical Fund’s Advisor Class A shares commenced operations on April 26, 2001 and Advisor Class C shares commenced operations on February 16, 2007.  The returns for the two indices in this column have been calculated since the inception date of the Medical Fund’s Advisor Class A shares and Advisor Class C shares, as applicable.

Management
Investment Adviser.  Kinetics Asset Management LLC is the Medical Portfolio’s investment adviser.

Portfolio Managers.  The Medical Portfolio is managed by an investment team with Mr. Abel as the Portfolio Manager.   Each investment team member serves as a research analyst.

Investment team member	Primary Title	Years of Service with the Fund
B. Paul Abel	Portfolio Manager	18
Peter B. Doyle	Investment Team Member	18

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Kinetics Mutual Funds – The Medical Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-800-930-3828, or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  The minimum initial investment for both regular accounts and IRAs is $2,500 ($2,000 for Coverdell Education Savings Accounts).  There is no minimum on subsequent investments for all account types.

Tax Information
Unless you are investing through a tax-deferred arrangement, such as a 401(k) or an IRA, the Fund’s distributions will generally be taxable to you as ordinary income or capital gains, and you will generally recognize gain or loss when you redeem shares.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its Investment Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.
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THE SMALL CAP OPPORTUNITIES FUND

Investment Objective
The investment objective of the Small Cap Opportunities Fund (the “Small Cap Fund”) is long-term growth of capital.  The Small Cap Fund is the sole “feeder fund” to The Small Cap Opportunities Portfolio, a series of Kinetics Portfolios Trust.

Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy and hold shares of the Small Cap Fund. You may qualify for sales charge discounts for Advisor Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Advisor Class A shares of the Kinetics Funds. More information about these and other discounts is available from your financial professional and in the sections titled “Description of Advisor Classes” beginning on page 84 of the Fund’s prospectus, in Appendix A to this Prospectus - Financial Intermediary Sales Charge Variations, and “Purchasing Shares” beginning on page 56 of the Fund’s statement of additional information.

Fee Table(1)
SHAREHOLDER FEES (fees paid directly from your investment)	Advisor Class A	Advisor Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less)	None	1.00%
Redemption Fee (as a percentage of amount redeemed on shares held for 30 days or less, if applicable)	2.00%	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class A	Advisor Class C
Management Fees(1)	1.25%	1.25%
Distribution and Service (Rule 12b-1) Fees(2)	0.50%	1.00%
Other Expenses	0.26%	0.26%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses(3)	2.03%	2.53%
Less: Fee Waiver(4)	-0.12%	-0.12%
Net Annual Fund Operating Expenses	1.91%	2.41%
(1)
This table and the example below reflect the aggregate expenses of the Small Cap Fund and the Small Cap Opportunities Portfolio (the “Small Cap Portfolio”).  The management fees paid by the Small Cap Fund reflect the proportionate share of fees allocated to the Small Cap Fund from the Small Cap Portfolio.

(2)
The Board of Directors (the “Board”) of Kinetics Mutual Funds, Inc. has approved a Rule 12b-1 Plan, which allows the Fund to pay as compensation up to an annual rate of 0.50% and 0.75% of the average daily net asset value (“NAV”) of Advisor Class A shares and Advisor Class C shares, respectively, to the distributor or other qualified recipients under the Plan.  In addition, the Board has approved a Shareholder Servicing Plan for Advisor Class A and Advisor Class C shares which would provide for an annual shareholder servicing fee equal to 0.25% of the average daily net assets attributable to Advisor Class A shares and Advisor Class C shares.  At the present time, the Fund is assessing 0.25% and 0.75% of the distribution fees for Advisor Class A shares and Advisor Class C shares, respectively, and is assessing 0.25% of the shareholder servicing fees for Advisor Class A shares and Advisor Class C shares.

(3)
Total Annual Fund Operating Expenses to do correlate to the ratio of operating expenses to average net assets before expense reimbursement found in the “Financial Highlights” section of this Prospectus which reflect the Small Cap Fund’s operating expenses and does not include acquired fund fees and expenses (“AFFE”).

(4)
Kinetics Asset Management LLC, the investment adviser to the Small Cap Portfolio of the Kinetics Portfolio Trust (the “Investment Adviser”), has agreed to waive management fees and reimburse Fund expenses so that Net Annual Fund Operating Expenses do not exceed 1.89% and 2.39%, excluding AFFE, for Advisor Class A shares and Advisor Class C shares, respectively.  These waivers and reimbursements are in effect until May 1, 2018, and may not be terminated without the approval of the Board.

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Example.  This Example is intended to help you compare the cost of investing in the Small Cap Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Small Cap Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and that the Small Cap Fund’s operating expenses remain the same (taking into account the expense limitation only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your cost for the Small Cap Fund would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Class A (if you redeem your shares at the end of the period)	$758	$1,164	$1,595	$2,789
Advisor Class C (if you redeem your shares at the end of the period)	$344	$776	$1,335	$2,857
Advisor Class C (if you do not redeem your shares at the end of the period)	$244	$776	$1,335	$2,857

Portfolio Turnover.  The Small Cap Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Small Cap Portfolio’s, and therefore the Small Cap Fund’s, performance.  During the most recent fiscal year, the Small Cap Portfolio’s portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategy
The Small Cap Fund is a non-diversified fund that invests all of its investable assets in the Small Cap Opportunities Portfolio (the “Small Cap Portfolio”), a series of Kinetics Portfolios Trust.  Under normal circumstances, the Small Cap Portfolio invests at least 80% of its net assets plus any borrowings for investment purposes in common stocks, convertible securities, warrants and other equity securities having the characteristics of common stocks (such as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”)) of U.S. and foreign small capitalization companies that provide attractive valuation opportunities.  The Small Cap Portfolio may also invest in exchange-traded funds (“ETFs”) and purchase and write options for hedging purposes and/or direct investment. The Small Cap Portfolio’s Investment Adviser considers small cap companies to be those with market capitalizations at or below the highest market capitalization of a component security within the Russell 2000® Index.  The highest market capitalization of a company within the Russell 2000® Index was approximately $6.053 billion as of March 31, 2016.

The Small Cap Portfolio may invest up to 20% of its total assets in convertible and non-convertible debt securities rated below investment grade, also known as junk bonds, or unrated securities which the Investment Adviser has determined to be of comparable quality.

The Small Cap Portfolio focuses on undervalued and special situation small capitalization equities that the Investment Adviser believes have the potential for rewarding long-term investment results.  Small Cap Portfolio securities will be selected from companies that are engaged in a number of industries if, in the Investment Adviser’s opinion, the companies meet the Small Cap Portfolio’s investment criteria (e.g., companies that are selling below their perceived intrinsic value, have limited or no institutional ownership, have had short-term earnings shortfalls, have had a recent initial public offering (“IPO”) but have not attracted significant analyst coverage, are selling at or below book or replacement value, and have modest price to earnings ratios). The Investment Adviser considers a company’s fundamentals by reviewing its balance sheets, corporate revenues, earnings and dividends.  The Investment Adviser also looks at the amount of capital a company spends on research and development.  Additionally, the Small Cap Portfolio may participate in securities lending arrangements up to 33-1/3% of the securities in its portfolio with brokers, dealers, and financial institutions (but not individuals) in order to increase the return on its portfolio.

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Sell decisions are generally triggered by either adequate value being achieved, as determined by the Investment Adviser, or by an adverse change in a company’s operating performance or a deterioration of the company’s business model.  A sell trigger may also occur if the Investment Adviser discovers a new investment opportunity that it believes is more compelling and represents a greater risk reward profile than other investment(s) held by the Small Cap Portfolio.

Principal Investment Risks
Investing in common stocks has inherent risks that could cause you to lose money.  The principal risks of investing in the Small Cap Fund, and indirectly the Small Cap Portfolio, are listed below and could adversely affect the NAV, total return and value of the Small Cap Fund, the Small Cap Portfolio and your investment.

»
Stock Market Risks: Stock mutual funds are subject to stock market risks and significant fluctuations in value.  If the stock market declines in value, the Small Cap Portfolio, and therefore the Small Cap Fund, is likely to decline in value and you could lose money on your investment.

»
Stock Selection Risks: The portfolio securities selected by the Investment Adviser may decline in value or not increase in value when the stock market in general is rising and may fail to meet the Small Cap Portfolio’s, and therefore the Small Cap Fund’s, investment objective.

»	Liquidity Risks: The Investment Adviser may not be able to sell portfolio securities at an optimal time or price.
»
Small-Capitalization Company Risks: The Small Cap Portfolio primarily invests in the stocks of small-capitalization companies. Small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.  As a result, their performance can be more volatile and they face a greater risk of business failure, which could increase the volatility of the Small Cap Portfolio’s assets.

»
Exchange-Traded Funds (ETFs) Risks: ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, passively-managed ETFs seek to track a specified securities index or a basket of securities that an “index provider,” such as Standard & Poor’s, selects as representative of a market, market segment or industry sector.  A passively-managed ETF is designed so that its performance will correspond closely with that of the index it tracks.  A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales.  To the extent a fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the fund will indirectly be subject to leveraging risk.  As a shareholder in an ETF, the Small Cap Portfolio will bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses.

»
Foreign Securities Risks: The Small Cap Portfolio may invest in foreign securities directly or through ADRs, GDRs and IDRs.  Foreign securities can carry higher returns but involve more risks than those associated with U.S. investments.  Additional risks associated with investment in foreign securities include currency fluctuations, political and economic instability, differences in financial reporting standards and less stringent regulation of securities markets.

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»
Non-Diversification Risks: As a non-diversified investment company, the Small Cap Portfolio can invest a large percentage of its assets in a small number of issuers.  As a result, a change in the value of any one investment may affect the overall value of the Small Cap Portfolio’s shares, and therefore the Small Cap Fund’s shares, more than shares of a more diversified mutual fund that holds more investments.

»
Interest Rate Risk: The risk that when interest rates increase, fixed-income securities held by the Small Cap Portfolio will decline in value.  Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.  It is likely there will be less governmental action in the near future to maintain low interest rates.  The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

»
Leveraging Risks: Investments in derivative instruments may give rise to a form of leverage. The Investment Adviser may engage in speculative transactions which involve substantial risk and leverage. The use of leverage by the Investment Adviser may increase the volatility of the Small Cap Portfolio. These leveraged instruments may result in losses to the Small Cap Portfolio or may adversely affect the Small Cap Portfolio’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Small Cap Portfolio may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

»
Option Transaction Risks: Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.  The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets.  By writing put options on equity securities, the Small Cap Portfolio gives up the opportunity to benefit from potential increases in the value of the common stocks above the strike prices of the written put options, but continues to bear the risk of declines in the value of its common stock portfolio.  The Small Cap Portfolio will receive a premium from writing a covered call option that it retains whether or not the option is exercised.  The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.

»
Below Investment Grade Debt Securities Risks: Generally, below investment grade debt securities, i.e., junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities.

»
Special Situations Risks: The Small Cap Portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur or involve longer time frames than originally expected, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Small Cap Portfolio, and therefore the Small Cap Fund.

»
Management Risks: There is no guarantee that the Small Cap Fund will meet its investment objective. The Investment Adviser does not guarantee the performance of the Small Cap Fund, nor can it assure you that the market value of your investment will not decline.

»
IPO Risk:  IPO share prices can be volatile and fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, and limited operating history and/or information about the issuer.  The purchase of IPO shares may involve high transaction costs.  IPO shares are subject to market risk and liquidity risk.

Who may want to invest?
The Small Cap Fund may be appropriate for investors who:

»	wish to invest for the long-term;
»	want to diversify their portfolios;
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»	want to allocate some portion of their long-term investments to growth equity investing;
»	are willing to accept the volatility associated with equity investing; and
»	are comfortable with the risks described herein.

Performance
The bar chart and table shown below illustrate the variability of the Small Cap Fund’s returns.  The bar chart indicates the risks of investing in the Small Cap Fund by showing the changes in the Small Cap Fund’s performance from year to year (on a calendar year basis).  The table shows how the Small Cap Fund’s average annual returns, before and after taxes, (after taking into account any sales charges) compare with those of the S&P 600® SmallCap Index, the Russell 2000® Index and the S&P 500® Index, which represent broad measures of market performance.  The past performance of the Small Cap Fund, before and after taxes, is not necessarily an indication of how the Small Cap Fund or the Small Cap Portfolio will perform in the future.  The bar chart shows how the performance of Advisor Class A shares (the Class with the longest period of annual returns) has varied from year to year.  The returns for Advisor Class C shares were different than the returns shown below because each Class of shares has different expenses. Updated performance information is available on the Fund’s website at http://www.kineticsfunds.com or by calling the Fund toll-free at (800) 930-3828.

The Small Cap Fund – Advisor Class A
Calendar Year Returns as of 12/31

Sales charges are not reflected in the bar chart.  If these amounts were reflected, returns would be less than those shown.

Best Quarter:	2009	Q2	41.80%
Worst Quarter:	2008	Q4	-29.97%

The after-tax returns for the Small Cap Fund’s Advisor Class A shares as shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown.  If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”), the information on after-tax returns is not relevant to your investment.  After-tax returns are shown for Advisor Class A shares only.  After-tax returns for Advisor Class C shares will differ.  The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

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Average Annual Total Returns as of 12/31/2016
	1 Year	5 Years	10 Years	Since Inception(1)
The Small Cap Opportunities Fund (KSOAX) Advisor Class A
Return Before Taxes	16.94%	13.73%	3.95%	7.25%
Return After Taxes on Distributions	16.94%	13.73%	3.83%	7.06%
Return After Taxes on Distributions and Sale of Fund Shares	9.59%	11.03%	3.09%	5.95%
S&P 600® SmallCap Index (reflects no deductions for fees, expenses or taxes)	26.56%	16.62%	9.03%	10.17%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	21.31%	14.46%	7.07%	8.49%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	11.96%	14.66%	6.95%	6.69%
The Small Cap Fund (KSOCX) Advisor Class C
Return Before Taxes	22.45%	14.51%	N/A	3.38%
S&P 600® SmallCap Index (reflects no deductions for fees, expenses or taxes)	26.56%	16.62%	N/A	10.17%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	21.31%	14.46%	N/A	6.74%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	11.96%	14.66%	N/A	6.73%
(1)
The Small Cap Opportunities Fund’s Advisor Class A shares commenced operations on December 31, 2001 and Advisor Class C shares commenced operations on February 16, 2007.  The returns for the two indices in this column have been calculated since the inception date of Advisor Class A shares and Advisor Class C shares, as applicable.

(2)	Effective April 30, 2017, the S&P 600® SmallCap Index will replace the Russell 2000® Index as a more appropriate comparative index for the Small Cap Opportunities Fund.

Management
Investment Adviser.  Kinetics Asset Management LLC is the Small Cap Portfolio’s investment adviser.

Portfolio Managers.  The Small Cap Portfolio is managed by an investment team with Mr. Doyle, Mr. Stahl and Mr. Houk as the Co-Portfolio Managers. Each investment team member serves as a research analyst.

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Investment team member	Primary Title	Years of Service with the Fund
Peter B. Doyle	Co-Portfolio Manager	17
Murray Stahl	Co-Portfolio Manager	17
Matthew Houk	Co-Portfolio Manager	6
James Davolos	Investment Team Member	11

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Kinetics Mutual Funds – The Small Cap Opportunities Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-800-930-3828, or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  The minimum initial investment for both regular accounts and IRAs is $2,500 ($2,000 for Coverdell Education Savings Accounts).  There is no minimum on subsequent investments for all account types.

Tax Information
Unless you are investing through a tax-deferred arrangement, such as a 401(k) or an IRA, the Fund’s distributions will generally be taxable to you as ordinary income or capital gains, and you will generally recognize gain or loss when you redeem shares.

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Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its Investment Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.
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THE MARKET OPPORTUNITIES FUND

Investment Objective
The investment objective of the Market Opportunities Fund is long-term growth of capital.  The Market Cap Opportunities Fund is the sole “feeder fund” to The Market Cap Opportunities Portfolio, a series of Kinetics Portfolios Trust.

Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy and hold shares of the Market Opportunities Fund.  You may qualify for sales charge discounts for Advisor Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Advisor Class A shares of the Kinetics Funds.  More information about these and other discounts is available from your financial professional and in the sections titled “Description of Advisor Classes” beginning on page 84 of the Fund’s prospectus, in Appendix A to this Prospectus - Financial Intermediary Sales Charge Variations, and “Purchasing Shares” beginning on page 56 of the Fund’s statement of additional information.

Fee Table(1)
SHAREHOLDER FEES (fees paid directly from your investment)	Advisor Class A	Advisor Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less)	None	1.00%
Redemption Fee (as a percentage of amount redeemed on shares held for 30 days or less, if applicable)	2.00%	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class A	Advisor Class C
Management Fees(1)	1.25%	1.25%
Distribution and Service (Rule 12b-1) Fees(2)	0.50%	1.00%
Other Expenses	0.47%	0.47%
Total Annual Fund Operating Expenses	2.22%	2.72%
Less: Fee Waiver(3)	-0.33%	-0.33%
Net Annual Fund Operating Expenses	1.89%	2.39%
(1)
This table and the example below reflect the aggregate expenses of the Market Opportunities Fund and the Market Opportunities Portfolio.  The management fees paid by the Market Opportunities Fund reflect the proportionate share of fees allocated to the Market Opportunities Fund from the Market Opportunities Portfolio.

(2)
The Board of Directors (the “Board”) of Kinetics Mutual Funds, Inc. has approved a Rule 12b-1 Plan, which allows the Fund to pay as compensation up to an annual rate of 0.50% and 0.75% of the average daily net asset value (“NAV”) of Advisor Class A shares and Advisor Class C shares, respectively, to the distributor or other qualified recipients under the Plan.  In addition, the Board has approved a Shareholder Servicing Plan for Advisor Class A shares and Advisor Class C shares which would provide for an annual shareholder servicing fee equal to 0.25% of the average daily net assets attributable to Advisor Class A shares and Advisor Class C shares.  At the present time, the Fund is assessing 0.25% and 0.75% of the distribution fees for Advisor Class A shares and Advisor Class C shares, respectively, and is assessing 0.25% of the shareholder servicing fees for Advisor Class A shares and Advisor Class C shares.

(3)
Kinetics Asset Management LLC, the investment adviser to the Market Opportunities Portfolio of the Kinetics Portfolio Trust (the “Investment Adviser”), has agreed to waive management fees and reimburse Fund expenses so that Net Annual Fund Operating Expenses do not exceed 1.89% and 2.39%, excluding acquired fund fees and expenses (“AFFE”), for Advisor Class A shares and Advisor Class C shares, respectively.  These waivers and reimbursements are in effect until May 1, 2018, and may not be terminated without the approval of the Board.

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Example.  This Example is intended to help you compare the cost of investing in the Market Opportunities Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Market Opportunities Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and that the Market Opportunities Fund’s operating expenses remain the same (taking into account the expense limitation only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your cost for the Market Opportunities Fund would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Class A (if you redeem your shares at the end of the period)	$756	$1,199	$1,668	$2,958
Advisor Class C (if you redeem your shares at the end of the period)	$342	$813	$1,410	$3,027
Advisor Class C (if you do not redeem your shares at the end of the period)	$242	$813	$1,410	$3,027

Portfolio Turnover.  The Market Opportunities Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Market Opportunities Portfolio’s, and therefore the Market Opportunities Fund’s, performance.  During the most recent fiscal year, the Market Opportunities Portfolio’s portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategy
The Market Opportunities Fund is a non-diversified fund that invests all of its investable assets in the Market Opportunities Portfolio, a series of Kinetics Portfolios Trust.  Under normal circumstances, the Market Opportunities Portfolio invests at least 65% of its net assets in common stocks, convertible securities, warrants and other equity securities having the characteristics of common stocks (such as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”)) of U.S. and foreign companies involved in capital markets or related to capital markets, as well as companies involved in the gaming industry.  Capital market companies include companies that are engaged in or derive a substantial portion of their revenue from activities with a publicly traded securities exchange, such as equity exchanges and commodity exchanges, including but not limited to clearing firms and brokerage houses. The Market Opportunities Portfolio may also invest in exchange-traded funds (“ETFs”) and purchase and write options for hedging purposes and/or direct investment.

The Market Opportunities Portfolio may invest up to 20% of its total assets in convertible and non-convertible debt securities rated below investment grade, also known as junk bonds, or unrated securities which the Investment Adviser has determined to be of comparable quality.

The Market Opportunities Portfolio securities will be selected by the Investment Adviser from companies that are engaged in public exchanges, derivative exchanges, and capital markets; companies that experience operational scale from increased volume such as investment banks, credit card processing companies, electronic payment companies and companies in the gaming industry; and from companies that act as facilitators such as publicly traded expressways, airports, roads and railways.  Companies that experience operational scale from increased volume are similar to capital markets companies because they have greater fixed costs than variable costs, operating margins that rise once fixed costs are covered, and an ability to generate higher operating margins once fixed costs are covered (referred to as operating leverage).  High operating leverage describes a company’s ability to experience rising profit margins as revenues increase.  These companies may be large, medium or small in size if, in the Investment Adviser’s opinion, these companies meet the Market Opportunities Portfolio’s investment criteria.  The Investment Adviser seeks to invest in companies with high operating leverage that can expand capacity with negligible or limited associated costs.  Generally, high returns on equity, long product life cycles, high barriers to entry and certain degrees of financial gearing are necessary for this.  Financial gearing occurs with the use of loans and debt in companies where it is necessary to build capacity and infrastructure before operations can begin.  Additionally, the Market Opportunities Portfolio may participate in securities lending arrangements up to 33-1/3% of the securities in its portfolio with brokers, dealers, and financial institutions (but not individuals) in order to increase the return on its portfolio.

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Sell decisions are generally triggered by either adequate value being achieved, as determined by the Investment Adviser, or by an adverse change in a company’s operating performance or a deterioration of the company’s business model.  A sell trigger may also occur if the Investment Adviser discovers a new investment opportunity that it believes is more compelling and represents a greater risk reward profile than other investment(s) held by the Market Opportunities Portfolio.

Principal Investment Risks
Investing in common stocks has inherent risks that could cause you to lose money.  The principal risks of investing in the Market Opportunities Fund, and indirectly the Market Opportunities Portfolio, are listed below and could adversely affect the NAV, total return and the value of the Market Opportunities Fund, Market Opportunities Portfolio and your investment.

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Stock Market Risks: Stock mutual funds are subject to stock market risks and significant fluctuations in value.  If the stock market declines in value, the Market Opportunities Portfolio, and therefore the Market Opportunities Fund, is likely to decline in value and you could lose money on your investment.

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Stock Selection Risks: The portfolio securities selected by the Investment Adviser may decline in value or not increase in value when the stock market in general is rising and may fail to meet the Market Opportunities Portfolio’s, and therefore the Market Opportunities Fund’s, investment objective.

»	Liquidity Risks: The Investment Adviser may not be able to sell portfolio securities at an optimal time or price.
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Sector Emphasis Risks: The Market Opportunities Portfolio’s investments in the capital markets sector subjects it to the risks affecting that sector more than would a fund that invests in a wide variety of market sectors.  For instance, companies in the capital markets sector may be adversely affected by changes in economic conditions as well as legislative initiatives, all of which may impact the profitability of companies in this sector.  The Market Opportunities Portfolio’s investments in the gaming sector may be adversely affected by changes in economic conditions.  The casino industry is particularly susceptible to economic conditions that negatively affect tourism.  Casino and gaming companies are highly competitive, and new products, casino concepts and venues are competitive challenges to existing companies.  In addition, gaming and related companies are highly regulated, and state and federal legislative changes can significantly impact profitability in those sectors.

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Small and Medium-Size Company Risks: The Market Opportunities Portfolio may invest in the equity securities of small and medium-size companies.  Small and medium-size companies often have narrower markets and more limited managerial and financial resources than do larger, more established companies.  As a result, their performance can be more volatile and they face a greater risk of business failure, which could increase the volatility of the Market Opportunities Portfolio’s assets.

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Exchange-Traded Funds (ETFs) Risks: ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, passively-managed ETFs seek to track a specified securities index or a basket of securities that an “index provider,” such as Standard & Poor’s, selects as representative of a market, market segment or industry sector.  A passively-managed ETF is designed so that its performance will correspond closely with that of the index it tracks.  A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales.  To the extent a fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the fund will indirectly be subject to leveraging risk.  As a shareholder in an ETF, the Market Opportunities Portfolio will bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses.

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Foreign Securities Risks: The Market Opportunities Portfolio may invest in foreign securities directly or through ADRs, GDRs and IDRs.  Foreign securities can carry higher returns but involve more risks than those associated with U.S. investments.  Additional risks associated with investment in foreign securities include currency fluctuations, political and economic instability, differences in financial reporting standards and less stringent regulation of securities markets.

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Non-Diversification Risks: As a non-diversified investment company, the Market Opportunities Portfolio can invest a large percentage of its assets in a small number of issuers.  As a result, a change in the value of any one investment may affect the overall value of the Market Opportunities Portfolio’s shares, and therefore the Market Opportunities Fund’s shares, more than shares of a diversified mutual fund that holds more investments.

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Interest Rate Risk: The risk that when interest rates increase, fixed-income securities held by the Market Opportunities Portfolio will decline in value.  Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.  It is likely there will be less governmental action in the near future to maintain low interest rates.  The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

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Leveraging Risks: Investments in derivative instruments may give rise to a form of leverage. The Investment Adviser may engage in speculative transactions which involve substantial risk and leverage. The use of leverage by the Investment Adviser may increase the volatility of the Market Opportunities Portfolio. These leveraged instruments may result in losses to the Market Opportunities Portfolio or may adversely affect the Market Opportunities Portfolio’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Market Opportunities Portfolio may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

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Option Transaction Risks: Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.  The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets.  By writing put options on equity securities, the Market Opportunities Portfolio gives up the opportunity to benefit from potential increases in the value of the common stocks above the strike prices of the written put options, but continues to bear the risk of declines in the value of its common stock portfolio.  The Market Opportunities Portfolio will receive a premium from writing a covered call option that it retains whether or not the option is exercised.  The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.

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Below Investment Grade Debt Securities Risks: Generally, below investment grade debt securities, i.e., junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities.

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Management Risks: There is no guarantee that the Market Opportunities Fund will meet its investment objective. The Investment Adviser does not guarantee the performance of the Market Opportunities Fund, nor can it assure you that the market value of your investment will not decline.

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Who may want to invest?
The Market Opportunities Fund may be appropriate for investors who:

»	wish to invest for the long-term;
»	want to diversify their portfolios;
»	want to allocate some portion of their long-term investments to growth equity investing;
»	are willing to accept the volatility associated with equity investing; and
»	are comfortable with the risks described herein.

Performance
The bar chart and table shown below illustrate the variability of the Market Opportunities Fund’s returns.  The bar chart indicates the risks of investing in the Market Opportunities Fund by showing the changes in the Market Opportunities Fund’s performance from year to year (on a calendar year basis).  The table shows how the Market Opportunities Fund’s average annual returns, before and after taxes (after taking into account any sales charges) compare with those of the S&P 500® Index and the MSCI EAFE Index, which represent broad measures of market performance.  The past performance of the Market Opportunities Fund, before and after taxes, is not necessarily an indication of how the Market Opportunities Fund or the Market Opportunities Portfolio will perform in the future.  The bar chart shows how the performance of Advisor Class A shares (the Class with the longest period of annual returns) has varied from year to year.  The returns for Advisor Class C shares were different than the returns shown below because each Class of shares has different expenses.  Updated performance information is available on the Fund’s website at http://www.kineticsfunds.com/ or by calling the Fund toll-free at (800) 930-3828.

The Market Opportunities Fund – Advisor Class A
Calendar Year Returns as of 12/31

Sales charges are not reflected in the bar chart.  If these amounts were reflected, returns would be less than those shown.

Best Quarter:	2009	Q2	30.36%
Worst Quarter:	2008	Q4	-27.26%
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The after-tax returns for the Market Opportunities Fund’s Advisor Class A shares as shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown.  If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”), the information on after-tax returns is not relevant to your investment.  After-tax returns are shown for Advisor Class A shares only.  After-tax returns for Advisor Class C shares will differ.  The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Average Annual Total Returns as of 12/31/2016
	1 Year	5 Years	10 Years	Since Inception(1)
The Market Opportunities Fund (KMKAX) Advisor Class A
Return Before Taxes	13.22%	10.67%	4.34%	5.77%
Return After Taxes on Distributions	13.22%	10.60%	4.21%	5.65%
Return After Taxes on Distributions and Sale of Fund Shares	7.48%	8.49%	3.45%	4.66%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	11.96%	14.66%	6.95%	7.53%
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)	1.00%	6.53%	0.75%	2.31%
The Market Opportunities Fund (KMKCX) Advisor Class C
Return Before Taxes	18.52%	11.43%	N/A	3.71%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)	11.96%	14.66%	6.95%	6.73%
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)	1.00%	6.53%	0.75%	0.33%
(1)
The Market Opportunities Fund’s Advisor Class A shares commenced operations on January 31, 2006 and Advisor Class C share commenced operations on February 16, 2007.  The returns for the two indices in this column have been calculated since the inception date of Advisor Class A shares and Advisor Class C shares, as applicable.

Management
Investment Adviser.  Kinetics Asset Management LLC is the Market Opportunities Portfolio’s investment adviser.

Portfolio Managers.  The Market Opportunities Portfolio is managed by an investment team with Mr. Doyle and Mr. Stahl as the Co-Portfolio Managers.  Each investment team member serves as a research analyst.

Investment team member	Primary Title	Years of Service with the Fund
Peter B. Doyle	Co-Portfolio Manager	11
Murray Stahl	Co-Portfolio Manager	11
Eric Sites	Investment Team Member	6
James Davolos	Investment Team Member	11

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Kinetics Mutual Funds – The Market Opportunities Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-800-930-3828, or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  The minimum initial investment for both regular accounts and IRAs is $2,500 ($2,000 for Coverdell Education Savings Accounts).  There is no minimum on subsequent investments for all account types.
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Tax Information
Unless you are investing through a tax-deferred arrangement, such as a 401(k) or an IRA, the Fund’s distributions will generally be taxable to you as ordinary income or capital gains, and you will generally recognize gain or loss when you redeem shares.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its Investment Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.
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THE MULTI-DISCIPLINARY INCOME FUND

Investment Objectives
The investment objective of the Multi-Disciplinary Income Fund is total return.  The Multi-Disciplinary Income Fund is the sole “feeder fund” to The Multi-Disciplinary Income Portfolio, a series of Kinetics Portfolios Trust.

Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy and hold shares of the Multi-Disciplinary Income Fund.  You may qualify for sales charge discounts for Advisor Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Advisor Class A shares of the Kinetics Funds.  More information about these and other discounts is available from your financial professional and in the sections titled “Description of Advisor Classes” beginning on page 84 of the Fund’s prospectus, in Appendix A to this Prospectus - Financial Intermediary Sales Charge Variations, and “Purchasing Shares” beginning on page 56 of the Fund’s statement of additional information.

Fee Table(1)
SHAREHOLDER FEES (fees paid directly from your investment)	Advisor Class A	Advisor Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less)	None	1.00%
Redemption Fee (as a percentage of amount redeemed on shares held for less than 30 days, if applicable)	2.00%	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class A	Advisor Class C
Management Fees(1)	1.25%	1.25%
Distribution and Service (Rule 12b-1) Fees(2)	0.50%	1.00%
Other Expenses	0.35%	0.35%
Acquired Fund Fees and Expenses	0.16%	0.16%
Total Annual Fund Operating Expenses(3)	2.26%	2.76%
Less: Fee Waiver(4)	-0.36%	-0.36%
Net Annual Fund Operating Expenses	1.90%	2.40%
(1)
This table and the example below reflect the aggregate expenses of the Multi-Disciplinary Income Fund and the Multi-Disciplinary Income Portfolio.  The management fees paid by the Multi-Disciplinary Income Fund reflect the proportionate share of fees allocated to the Multi-Disciplinary Income Fund from the Multi-Disciplinary Income Portfolio.

(2)
The Board of Directors (the “Board”) of Kinetics Mutual Funds, Inc. has approved a Rule 12b-1 Plan, which allows the Fund to pay as compensation up to an annual rate of 0.50% and 0.75% of the average daily net asset value (“NAV”) of Advisor Class A shares and Advisor Class C shares, respectively, to the distributor or other qualified recipients under the Plan.  In addition, the Board has approved a Shareholder Servicing Plan for Advisor Class A shares and Advisor Class C shares which would provide for an annual shareholder servicing fee equal to 0.25% of the average daily net assets attributable to Advisor Class A shares and Advisor Class C shares.  At the present time, the Fund is assessing 0.25% and 0.75% of the distribution fees for Advisor Class A shares and Advisor Class C shares, respectively, and is assessing 0.25% of the shareholder servicing fees for Advisor Class A shares and Advisor Class C shares.

(3)
Total Annual Fund Operating Expenses do not correlate to the ratio of operating expenses to average net assets before expense reimbursement found in the “Financial Highlights” section of this Prospectus which reflects the Multi-Disciplinary Income Fund’s operating expenses and does not include acquired fund fees and expenses (“AFFE”).

(4)
Kinetics Asset Management LLC, the investment adviser to the Multi-Disciplinary Income Portfolio of the Kinetics Portfolio Trust (the “Investment Adviser”), has agreed to waive management fees and reimburse Fund expenses so that Net Annual Fund Operating Expenses do not exceed 1.74% and 2.24%, excluding AFFE and interest expense on securities sold short, for Advisor Class A shares and Advisor Class C shares, respectively.  These waivers and reimbursements are in effect until May 1, 2018, and may not be terminated without the approval of the Board.

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Example.  This Example is intended to help you compare the cost of investing in the Multi-Disciplinary Income Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Multi-Disciplinary Income Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and that the Multi-Disciplinary Income Fund’s operating expenses remain the same (taking into account the expense limitation only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your cost for the Multi-Disciplinary Income Fund would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Class A (if you redeem your shares at the end of the period)	$757	$1,208	$1,685	$2,995
Advisor Class C (if you redeem your shares at the end of the period)	$343	$822	$1,428	$3,064
Advisor Class C (if you do not redeem your shares at the end of the period)	$243	$822	$1,428	$3,064

Portfolio Turnover.  The Multi-Disciplinary Income Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Multi-Disciplinary Income Portfolio’s, and therefore the Multi-Disciplinary Income Fund’s, performance.  During the most recent fiscal year, the Multi-Disciplinary Income Portfolio’s portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategy
The Multi-Disciplinary Income Fund is a diversified fund that invests all of its investable assets in the Multi-Disciplinary Income Portfolio, a series of Kinetics Portfolios Trust.  “Total Return” sought by the Multi-Disciplinary Income Portfolio consists of income earned on the Multi-Disciplinary Income Portfolio’s investments, plus capital appreciation. The Multi-Disciplinary Income Portfolio utilizes a two-part investment strategy, which includes fixed-income components, including fixed-income exchange-traded funds (“ETFs”), and derivatives components.  Under normal circumstances, the Multi-Disciplinary Income Portfolio will invest at least 65% of its net assets in fixed-income securities, derivatives and cash or cash equivalents committed as collateral for written option contracts.

There is no limit on the amount of assets the Multi-Disciplinary Income Portfolio may invest in fixed-income securities.  For purposes of this Prospectus, fixed-income securities include debt securities issued or guaranteed by the U.S. Government or by an agency or instrumentality of the U.S. Government, corporate bonds and debentures, convertible debt securities, and debt securities of foreign issuers, including emerging market issuers.  Corporate bonds held by the Multi-Disciplinary Income Portfolio generally are senior secured or senior unsecured, are of investment grade quality, and have durations of 0-5 years.  However, there is no limit as to the maturities or credit ratings associated with such bonds.  The Multi-Disciplinary Income Portfolio may also invest up to 40% of its total assets at the time of purchase in debt securities of emerging market countries.  The Multi-Disciplinary Income Portfolio may invest up to 100% of its assets in debt securities that are rated below investment grade (“junk” bonds) and up to 5% of its total assets in defaulted junk bonds. The Multi-Disciplinary Income Portfolio utilizes a proprietary credit spread/relative value model to select positions and a portfolio construction and investment process that relies on value identification and diversification.

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The Multi-Disciplinary Income Portfolio may invest up to 100% of its total assets in selling equity put options.  The Multi-Disciplinary Income Portfolio may also invest more than 5% in U.S. Treasury note futures; selling or buying equity calls, bond calls, and bond put options; and credit default swaps, as well as other derivatives, to manage risk or to enhance return.  The Multi-Disciplinary Income Portfolio may also buy puts on specific underlying equity securities that are traded on a national securities exchange.  The Multi-Disciplinary Income Portfolio will not invest more than 15% of its net assets in instruments that are not deemed liquid.  In connection with the Multi-Disciplinary Income Portfolio’s positions in derivatives, the Multi-Disciplinary Income Portfolio will segregate liquid assets or will otherwise cover its position in accordance with applicable U.S. Securities and Exchange Commission (“SEC”) requirements.

The Investment Adviser uses a bottom-up approach in managing the Multi-Disciplinary Income Fund, which means that the focus is on the analysis of individual securities.  By engaging in quantitative and qualitative analysis of individual securities, the Investment Adviser examines a company’s current valuation and earning potential and assesses the company’s competitive positioning.  The bonds purchased in the Multi-Disciplinary Income Portfolio are selected from the same universe of companies that the Investment Adviser uses for equity investments.  All of the same characteristics apply, however, in the Multi-Disciplinary Income Portfolio option premiums are also considered.  Additionally, the Multi-Disciplinary Income Portfolio may participate in securities lending arrangements up to 33-1/3% of the securities in its portfolio with brokers, dealers, and financial institutions (but not individuals) in order to increase the return on its portfolio.

The Investment Adviser may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. The Investment Adviser may actively trade Multi-Disciplinary Income Portfolio securities.

Principal Investment Risks
The Multi-Disciplinary Income Portfolio’s investments, including common stocks, have inherent risks that could cause you to lose money.  The principal risks of investing in the Multi-Disciplinary Income Fund, and indirectly the Multi-Disciplinary Income Portfolio, are listed below and could adversely affect the NAV, total return and the value of the Multi-Disciplinary Income Fund, Multi-Disciplinary Income Portfolio and your investment.

»
Below Investment Grade Debt Securities Risks: Generally, below investment grade debt securities, i.e., junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities.

»
Credit Default Swap Agreement Risks:  The Fund may enter into credit default swap agreements as a “buyer” or “seller” of credit protection on liquid credit indices.  In instances where the Fund is a protection seller (receives a periodic fee over the life of the contract in return for the obligation to compensate the protection buyer for loss), the Fund will assume the risks associated with credit deterioration (spread widening) as well as default risk.  In the event of default, the Fund is obligated to pay the buyer of credit protection the notional value of the swap less the recovery rate on the reference asset.

»
Derivatives Risks: The Multi-Disciplinary Income Portfolio’s investments in futures, options and swaps and other derivative instruments may result in loss.  Derivative instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Multi-Disciplinary Income Portfolio.  To the extent the Multi-Disciplinary Income Portfolio segregates assets to cover derivatives positions, the Multi-Disciplinary Income Portfolio may impair its ability to meet current obligations, to honor requests for redemption and to manage the Multi-Disciplinary Income Portfolio properly in a manner consistent with its stated investment objective.

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»
Leveraging Risks: Investments in derivative instruments may give rise to a form of leverage. The Investment Adviser may engage in speculative transactions which involve substantial risk and leverage. The use of leverage by the Investment Adviser may increase the volatility of the Multi-Disciplinary Income Portfolio. These leveraged instruments may result in losses to the Multi-Disciplinary Income Portfolio or may adversely affect the Multi-Disciplinary Income Portfolio’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Multi-Disciplinary Income Portfolio may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

»
Option Transaction Risks: Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.  The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets.  By writing put options on equity securities, the Multi-Disciplinary Income Portfolio gives up the opportunity to benefit from potential increases in the value of the common stocks above the strike prices of the written put options, but continues to bear the risk of declines in the value of its common stock portfolio.  The Multi-Disciplinary Income Portfolio will receive a premium from writing a covered call option that it retains whether or not the option is exercised.  The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.

»
Interest Rate Risk: The risk that when interest rates increase, fixed-income securities held by the Multi-Disciplinary Income Portfolio will decline in value.  Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.  It is likely there will be less governmental action in the near future to maintain low interest rates.  The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

»
Credit/Default Risk: The risk that an issuer or guarantor of fixed-income securities held by the Multi-Disciplinary Income Portfolio (which may have low credit ratings), or the counterparty in a derivative investment, may default on its obligation to pay interest and repay principal.

»
Security Selection Risks: The Multi-Disciplinary Income Portfolio securities selected by the Investment Adviser may decline in value or not increase in value when the stock market in general is rising and may fail to meet the Multi-Disciplinary Income Portfolio’s, and therefore the Multi-Disciplinary Income Fund’s, investment objective.

»
Liquidity Risks: The Multi-Disciplinary Income Portfolio’s investments in the securities of small and medium capitalization companies and in non-investment grade fixed-income securities makes the Multi-Disciplinary Income Portfolio especially susceptible to the risk that during certain periods the liquidity of certain issuers or industries, or all securities within particular investment categories, will decrease or disappear suddenly and without warning as a result of adverse market or political events, or adverse investor perceptions.

»
Exchange-Traded Funds (ETFs) Risks: ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, passively-managed ETFs seek to track a specified securities index or a basket of securities that an “index provider,” such as Standard & Poor’s, selects as representative of a market, market segment or industry sector.  A passively-managed ETF is designed so that its performance will correspond closely with that of the index it tracks.  A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales.  To the extent a fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the fund will indirectly be subject to leveraging risk.  As a shareholder in an ETF, the Multi-Disciplinary Income Portfolio will bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses.

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»
Foreign Securities Risks: The Multi-Disciplinary Income Portfolio may invest directly in foreign debt securities or in U.S. dollar-denominated foreign debt securities through ADRs, GDRs and IDRs.  Foreign securities can carry higher returns but involve more risks than those associated with U.S. investments.  Additional risks associated with investment in foreign debt securities include currency fluctuations, political and economic instability, differences in financial reporting standards and less stringent regulation of securities markets.

»
Emerging Markets Risks: The risk that the securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries as have historically been the case.

»
Management Risks: There is no guarantee that the Multi-Disciplinary Income Fund will meet its investment objective. The Investment Adviser does not guarantee the performance of the Multi-Disciplinary Income Fund, nor can it assure you that the market value of your investment will not decline.

Who may want to invest?
The Multi-Disciplinary Income Fund may be appropriate for investors who:

»	wish to diversify their portfolios;
»	wish to generate income and capital;
»	wish to invest for the long-term; and
»	are comfortable with the risks described herein.

Performance
The bar chart and table shown below illustrate the variability of the Multi-Disciplinary Income Fund’s returns. The bar chart indicates the risks of investing in the Multi-Disciplinary Income Fund by showing the changes in the Multi-Disciplinary Income Fund’s performance from year to year (on a calendar year basis).  The table shows how the Multi-Disciplinary Income Fund’s average annual returns, before and after taxes (after taking into account any sales charges) compare with those of the Bloomberg Barclays U.S. Aggregate Bond Index and Bloomberg Barclays U.S. Corporate High Yield Bond Index, which represent broad measures of market performance.  The past performance of the Multi-Disciplinary Income Fund, before and after taxes, is not necessarily an indication of how the Multi-Disciplinary Income Fund or the Multi-Disciplinary Income Portfolio will perform in the future.  The bar chart shows how the performance of Advisor Class A shares (the Class with the longest period of annual returns) has varied from year to year.  The returns for Advisor Class C shares were different than the returns shown below because each Class of shares has different expenses. Updated performance information is available on the Fund’s website at http://www.kineticsfunds.com or by calling the Fund toll-free at (800) 930-3828.

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The Multi-Disciplinary Income Fund – Advisor Class A
Calendar Year Returns as of 12/31

Sales charges are not reflected in the bar chart.  If these amounts were reflected, returns would be less than those shown.

Best Quarter:	2012	Q1	10.43%
Worst Quarter:	2011	Q3	-12.33%

The after-tax returns for the Multi-Disciplinary Income Fund’s Advisor Class A shares as shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown.  If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”), the information on after-tax returns is not relevant to your investment.  After-tax returns are shown for Advisor Class A shares only.  After-tax returns for Advisor Class C shares will differ.  The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Average Annual Total Returns as of 12/31/2016
	1 Year	5 Years	Since Inception (February 11, 2008)
The Multi-Disciplinary Income Fund (KMDAX) Advisor Class A
Return Before Taxes	3.80%	4.41%	3.91%
Return After Taxes on Distributions	2.14%	2.78%	2.52%
Return After Taxes on Distributions and Sale of Fund Shares	2.12%	2.68%	2.45%
The Multi-Disciplinary Income Fund (KMDCX) Advisor Class C
Return Before Taxes	8.51%	5.10%	4.08%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	2.65%	2.23%	3.91%
Bloomberg Barclays U.S. Corporate High Yield Bond Index (reflects no deductions for fees, expenses or taxes)	17.13%	7.36%	8.51%

Management
Investment Adviser.  Kinetics Asset Management LLC is the Multi-Disciplinary Income Portfolio’s investment adviser.

Portfolio Managers.  The Multi-Disciplinary Income Portfolio is managed by an investment team with Mr. Stahl and Mr. Houk as the Co-Portfolio Managers.  Each investment team member serves as a research analyst.

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Investment team member	Primary Title	Years of Service with the Fund
Peter B. Doyle	Investment Team Member	9
Murray Stahl	Co-Portfolio Manager	9
Matthew Houk	Co-Portfolio Manager	1
Steven Tuen	Investment Team Member	1

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Kinetics Mutual Funds – The Multi-Disciplinary Income Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-800-930-3828, or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  The minimum initial investment for both regular accounts and IRAs is $2,500 ($2,000 for Coverdell Education Savings Accounts).  There is no minimum on subsequent investments for all account types.

Tax Information
Unless you are investing through a tax-deferred arrangement, such as a 401(k) or an IRA, the Fund’s distributions will generally be taxable to you as ordinary income or capital gains, and you will generally recognize gain or loss when you redeem shares.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary), the Fund and/or its Investment Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.
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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS

THE ALTERNATIVE INCOME FUND

The Alternative Income Portfolio’s option strategy focuses on the use of options on market indexes, exchange-traded funds or companies in order to seek current income and gains. The options considered for investment are determined by fundamental analysis review by the Investment Adviser’s Research team, including but not limited to valuation, credit analysis and earnings quality.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold.  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, currency or other instrument at the exercise price.  A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price.

The put options that the Alternative Income Portfolio writes or purchases on specific underlying equity securities are generally traded on a national securities exchange.  By writing put options, the Alternative Income Portfolio receives income in the form of cash premiums from the purchasers of these options in exchange for providing the purchasers with the right to potentially sell an underlying security to the Alternative Income Portfolio.  The Alternative Income Portfolio is not expected to make a cash payment if the prevailing market value of the underlying equity securities on an expiration date exceeds the exercise price of the put option that the Alternative Income Portfolio has written.

The Alternative Income Portfolio may invest up to 20% of its assets in high quality, U.S. short-term debt securities and money market instruments to maintain liquidity.  Some of these short-term instruments include commercial paper, certificates of deposit, demand and time deposits and banker’s acceptances, U.S. Government securities (i.e., U.S. Treasury obligations) and repurchase agreements.

Temporary Investments
To respond to adverse market, economic, political or other conditions, which may persist for extended periods of time, the Alternative Income Portfolio may invest up to 100% of its assets in the types of high quality, U.S. short-term debt securities and money market instruments described above. To the extent that the Alternative Income Portfolio engages in a temporary defensive strategy, particularly for prolonged periods of time, the Alternative Income Portfolio, and therefore the Alternative Income Fund, may not achieve its investment objective.

Fund Structure
The Alternative Income Portfolio has an investment objective identical to that of the Alternative Income Fund.  The Alternative Income Fund may withdraw its investment from the Alternative Income Portfolio at any time if the Board of Directors of Kinetics Mutual Funds, Inc. (the “Company”) determines that it is in the best interests of the Alternative Income Fund to do so.  Upon any such withdrawal, the Directors will consider what action might be taken, including investing all of the Alternative Income Fund’s investable assets in another pooled investment entity having substantially the same objective and strategies as the Alternative Income Fund or retaining an investment adviser, including the current Investment Adviser, to manage the Alternative Income Fund’s assets directly.

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THE INTERNET FUND

The Investment Adviser believes that the Internet offers unique investment opportunities due to its ever-growing use and popularity among business and personal users alike.  The Internet is a collection of connected computers that allows commercial and professional organizations, educational institutions, government agencies and consumers to communicate electronically, access and share information and conduct business around the world.

Internet Portfolio securities will be selected by the Investment Adviser from companies that are engaged in the development of hardware, software and telecommunications solutions that enable the transaction of business on the Internet by individuals and companies engaged in private and commercial use of the Internet as well as companies that offer products and services primarily via the Internet.  Accordingly, the Internet Portfolio seeks to invest in the equity securities of companies whose research and development efforts may result in higher stock values.  These companies may be large, medium or small in size if, in the Investment Adviser’s opinion, they meet the Internet Portfolio’s investment criteria.  Also, such companies’ core business may not be primarily Internet-related.  Such companies include, but are not limited to, the following:

»	Content Developers: Companies that supply proprietary information and entertainment content, such as games, music, video, graphics and news, on the Internet.

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Computer Hardware: Companies that develop and produce computer and network hardware such as modems, switchers and routers, and those that develop and manufacture workstations and personal communications systems used to access the Internet and provide Internet services.

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Computer Software: Companies that produce, manufacture and develop tools to access the Internet, enable Internet users to enhance the speed, integrity and storage of data on the Internet, facilitate information distribution and gathering on the Internet, and secure Internet-based transactions.

»	Venture Capital: Companies that invest in pre-IPO and start-up stage companies with business models related to the Internet.

»	Internet Service Providers: Companies that provide users with access to the Internet.

»	Internet Portals: Companies that provide users with search-engine services to access various sites by category on the Internet.

»	Wireless/Broadband Access: Companies that provide the infrastructure to enable high-speed and wireless communication of data via the Internet.

»	E-Commerce: Companies that derive a substantial portion of their revenue from sales of products and services conducted via the Internet.

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Telecommunications: Companies that are primarily engaged in the development of the telecommunications transmission lines and software technologies that enhance the reach and bandwidth of Internet users.

»	Other Companies: Companies whose core business may not be primarily Internet-related include, but are not limited to, publishing and media companies.

The Internet Portfolio may invest up to 20% of its assets in high quality, U.S. short-term debt securities and money market instruments to maintain liquidity.  Some of these short-term instruments include commercial paper, certificates of deposit, demand and time deposits and banker’s acceptances, U.S. Government securities (i.e., U.S. Treasury obligations) and repurchase agreements.
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Temporary Investments
To respond to adverse market, economic, political or other conditions, which may persist for extended periods of time, the Internet Portfolio may invest up to 100% of its assets in the types of high quality, U.S. short-term debt securities and money market instruments described above.  To the extent that the Internet Portfolio engages in a temporary defensive strategy, particularly for prolonged periods of time, the Internet Portfolio, and therefore the Internet Fund, may not achieve its investment objective.

Fund Structure
The Internet Portfolio has an investment objective identical to that of the Internet Fund.  The Internet Fund may withdraw its investment from the Internet Portfolio at any time if the Board of Directors of the Company determines that it is in the best interests of the Internet Fund to do so.  Upon any such withdrawal, the Directors will consider what action might be taken, including investing all of the Internet Fund’s investable assets in another pooled investment entity having substantially the same objective and strategies as the Internet Fund or retaining an investment adviser, including the current Investment Adviser, to manage the Internet Fund’s assets directly.

THE GLOBAL FUND

The Global Portfolio securities selected by the Investment Adviser generally will be those of foreign companies that have the ability to facilitate an increase in the growth of their traditional business lines and those of U.S. companies that benefit from international economic growth.  An increase in growth may occur by entry into new distribution channels, through an ability to leverage brand identity, and by improvement in the underlying cost/profitability dynamics of the business.  Accordingly, the Global Portfolio seeks to invest in the equity securities of companies whose research and development efforts may result in higher stock values.  These companies may be large, medium or small in size if, in the Investment Adviser’s opinion, the companies meet the Global Portfolio’s investment criteria.  Such companies include, but are not limited to, the following:

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Infrastructure: Companies that hold equity stakes in or are involved in building, owning or operating infrastructure assets including electric generation and transmission, airports, toll roads, railways, ports, etc.

»	Energy: Companies that explore for, finance, produce, market or distribute energy-oriented products and services, including oil and natural gas, coal and alternate energy sources.

»	Utilities: Companies and industries such as gas, electric and telephone.

»	Financial Services: Companies that engage in financial service transactions such as banking, credit cards and investment services.

»	Real Estate Development: Companies that provide commercial real estate property and services.

»	Business Services: Companies that provide business-to-business products and services.

»	Healthcare: Companies and industries such as pharmaceuticals, healthcare services, contracting services, hospitals, medical devices, medical equipment, etc.

»	Media: Companies that provide print, broadcast, cable, satellite and web-based information and entertainment content.

»	Travel & Leisure: Companies that provide transportation and recreational services.

»	Retailers: Companies that sell retail products and services through traditional stores, catalogues, telemarketing, and web-sites.

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The Global Portfolio may invest up to 35% of its assets in high quality, U.S. short-term debt securities and money market instruments to maintain liquidity.  Some of these short-term instruments include commercial paper, certificates of deposit, demand and time deposits and banker’s acceptances, U.S. Government securities (i.e., U.S. Treasury obligations) and repurchase agreements.

The Global Portfolio may also invest in participatory notes. Participatory notes (commonly known as “P-notes”) are derivative instruments used by investors to take positions in certain foreign securities. P-notes are generally issued by the associates of foreign-based foreign brokerages and domestic institutional brokerages. P-notes represent interests in securities listed on certain foreign exchanges, and thus present similar risks to investing directly in such securities. P-notes also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments.

Temporary Investments
To respond to adverse market, economic, political or other conditions, which may persist for extended periods of time, the Global Portfolio may invest up to 100% of its assets in the types of high quality, U.S. short-term debt securities and money market instruments described above.  To the extent that the Global Portfolio engages in a temporary defensive strategy, particularly for prolonged periods of time, the Global Portfolio, and therefore the Global Fund, may not achieve its investment objective.

Fund Structure
The Global Portfolio has an investment objective identical to that of the Global Fund.  The Global Fund may withdraw its investment from the Global Portfolio at any time if the Board of Directors of the Company determines that it is in the best interests of the Global Fund to do so.  Upon any such withdrawal, the Directors will consider what action might be taken, including investing all of the Global Fund’s investable assets in another pooled investment entity having substantially the same objective and strategies as the Global Fund or retaining an investment adviser, including the current Investment Adviser, to manage the Global Fund’s assets directly.

THE PARADIGM FUND

The Paradigm Portfolio’s securities will be selected by the Investment Adviser from companies that are engaged in various industries that will facilitate an increase in the growth of traditional business lines, entry into new distribution channels, an ability to leverage brand identity, and an improvement in the underlying cost/profitability dynamics of the business.  These companies may be large, medium or small in size if, in the Investment Adviser’s opinion, these companies meet the Paradigm Portfolio’s investment criteria.  Accordingly, the Paradigm Portfolio seeks to invest in the equity securities of companies whose research and development efforts may result in higher stock values.  Such companies include, but are not limited to, the following:

»	Retailers: Companies that sell retail products and services through traditional stores, catalogues, telemarketing, and web-sites.

»	Media: Companies that provide print, broadcast, cable, satellite and web-based information and entertainment content.

»	Financial Services: Companies that engage in financial service transactions such as banking, credit cards and investment services.

»	Real Estate Development: Companies that provide commercial real estate property and services.

»	Business Services: Companies that provide business-to-business products and services.

»	Travel & Leisure: Companies that provide transportation and recreational services.
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»	Utilities: Companies and industries such as gas, electric and telephone.
The Paradigm Portfolio may invest up to 35% of its assets in high quality, U.S. short-term debt securities and money market instruments to maintain liquidity.  Some of these short-term instruments include commercial paper, certificates of deposit, demand and time deposits and banker’s acceptances, U.S. Government securities (i.e., U.S. Treasury obligations) and repurchase agreements.

Temporary Investments
To respond to adverse market, economic, political or other conditions, which may persist for extended periods of time, the Paradigm Portfolio may invest up to 100% of its assets in the types of high quality, U.S. short-term debt securities and money market instruments described above.  To the extent that the Paradigm Portfolio engages in a temporary defensive strategy, particularly for prolonged periods of time, the Paradigm Portfolio, and therefore the Paradigm Fund, may not achieve its investment objective.

Fund Structure
The Paradigm Portfolio has an investment objective identical to that of the Paradigm Fund.  The Paradigm Fund may withdraw its investment from the Paradigm Portfolio at any time if the Board of Directors of the Company determines that it is in the best interests of the Paradigm Fund to do so.  Upon any such withdrawal, the Directors will consider what action might be taken, including investing all of the Paradigm Fund’s investable assets in another pooled investment entity having substantially the same objective and strategies as the Paradigm Fund or retaining an investment adviser, including the current Investment Adviser, to manage the Paradigm Fund’s assets directly.

THE MEDICAL FUND

The Medical Portfolio’s Investment Adviser believes that favorable investment opportunities are available through companies that are developing technology, products, and/or services for cancer research and treatment and related medical activities.  Accordingly, the Medical Portfolio seeks to invest in the equity securities of companies whose research and development efforts may result in higher stock values.

Medical Portfolio securities will be selected by the Investment Adviser from companies that are engaged in the medical industry generally, including, among others, companies engaged in cancer research and treatment, biopharmaceutical research and the development of medical instruments for therapeutic purposes.  These companies may be large, medium or small in size if, in the Investment Adviser’s opinion, the companies meet the Medical Portfolio’s investment criteria.  Such companies include, but are not limited to, the following:

»	Pharmaceutical Development: Companies that develop drugs and medications for the treatment and prevention of cancer and other disease.

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Surgical and Medical Instrument Manufacturers and Developers: Companies that produce, manufacture and develop the tools used by health care providers in the delivery of medical care and procedures for the treatment of cancer and other diseases.

»	Pharmaceutical Manufacturers: Companies that primarily engage in the mass production of existing drugs and medicines including drugs and medicines for the treatment of cancer and other diseases.

»	Biotech & Medical Research: Companies that primarily research and develop new methods and procedures in the provision of health care related services for the treatment of cancer and other diseases.

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The Medical Portfolio may invest up to 20% of its assets in high quality, U.S. short-term debt securities and money market instruments to maintain liquidity.  Some of these short-term instruments include commercial paper, certificates of deposit, demand and time deposits and banker’s acceptances, U.S. Government securities (i.e., U.S. Treasury obligations) and repurchase agreements.

Temporary Investments
To respond to adverse market, economic, political or other conditions, which may persist for extended periods of time, the Medical Portfolio may invest up to 100% of its assets in the types of high quality, U.S. short-term debt securities and money market instruments described above.  To the extent that the Medical Portfolio engages in a temporary defensive strategy, particularly for prolonged periods of time, the Medical Portfolio, and therefore the Medical Fund, may not achieve its investment objective.

Fund Structure
The Medical Portfolio has an investment objective identical to that of the Medical Fund.  The Medical Fund may withdraw its investment from the Medical Portfolio at any time if the Board of Directors of the Company determines that it is in the best interests of the Medical Fund to do so.  Upon any such withdrawal, the Directors will consider what action might be taken, including investing all of the Medical Fund’s investable assets in another pooled investment entity having substantially the same objective and strategies as the Medical Fund or retaining an investment adviser, including the current Investment Adviser, to manage the Medical Fund’s assets directly.

THE SMALL CAP OPPORTUNITIES FUND

The Small Cap Portfolio’s Investment Adviser considers small cap companies to be those with market capitalizations at or below the highest market capitalization of a component security within the Russell 2000® Index.  The highest market capitalization of a company within the Russell 2000® Index was approximately $6.053 billion as of March 31, 2016.  The Investment Adviser believes that favorable investment opportunities are available through companies that exhibit a number of the following characteristics: have little or no institutional ownership, have had short-term earnings shortfalls, have had a recent IPO but have not attracted significant analyst coverage, are selling at or below book or replacement value, and have price to earnings ratios that are less than one half of their projected growth rate.

Small Cap Portfolio securities will be selected from companies that are engaged in a number of industries if, in the Investment Adviser’s opinion, the companies meet the Small Cap Portfolio’s investment criteria.  Such companies include, but are not limited to, the following:

»	Media: Companies that provide print, broadcast, cable, satellite and web-based information and entertainment content.

»	Financial Services: Companies that engage in financial service transactions such as banking, credit cards and investment services.

»	Retailers: Companies that sell retail products and services through traditional stores, catalogues, telemarketing, and web-sites.

»	Manufacturing and Consumer Products: Companies that manufacture and distribute products to retail outlets.

»	Utilities: Companies and industries such as gas, electric and telephone.

The Small Cap Portfolio may invest up to 20% of its assets in high quality, U.S. short-term debt securities and money market instruments to maintain liquidity.  Some of these short-term instruments include commercial paper, certificates of deposit, demand and time deposits and banker’s acceptances, U.S. Government securities (i.e., U.S. Treasury obligations) and repurchase agreements.

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Temporary Investments
To respond to adverse market, economic, political or other conditions, which may persist for extended periods of time, the Small Cap Portfolio may invest up to 100% of its assets in the types of high quality, U.S. short-term debt securities and money market instruments described above.  To the extent that the Small Cap Portfolio engages in a temporary defensive strategy, particularly for prolonged periods of time, the Small Cap Portfolio, and therefore the Small Cap Fund, may not achieve its investment objective.

Fund Structure
The Small Cap Portfolio has an investment objective identical to that of the Small Cap Fund.  The Small Cap Fund may withdraw its investment from the Small Cap Portfolio at any time if the Board of Directors of the Company determines that it is in the best interests of the Small Cap Fund to do so.  Upon any such withdrawal, the Directors will consider what action might be taken, including investing all of the Small Cap Fund’s investable assets in another pooled investment entity having substantially the same objective and strategies as the Small Cap Fund or retaining an investment adviser, including the current Investment Adviser, to manage the Small Cap Fund’s assets directly.

THE MARKET OPPORTUNITIES FUND

Market Opportunities Portfolio securities will be selected by the Investment Adviser from companies that are engaged in public exchanges, derivative exchanges, capital markets and companies that experience operational scale from increased volume such as investment banks, credit card processing companies, electronic payment companies, publicly traded expressways, airports, roads and railways, or from companies in the gaming industry.  These companies may be large, medium or small in size if, in the Investment Adviser’s opinion, these companies meet the Market Opportunities Portfolio’s investment criteria.  The Investment Adviser selects portfolio securities by, among other things, evaluating a company’s balance sheets, corporate revenues, earnings and dividends.  Such companies include, but are not limited to, the following:

»	Exchanges: Companies that are organized as public exchanges where debt and equity securities are traded, including derivative exchanges.

»	Financial Services: Companies that engage in financial service transactions relating to capital markets such as banking, credit cards and investment services.

»	Business Services: Companies that provide business-to-business products and services involving capital markets or the gaming industry.

»	Gaming: Companies engaged in casino entertainment, including casino resorts and other leisure activities.

Other leisure activities are defined as those activities that individuals engage in for entertainment, enjoyment and pleasure, which may take place at casinos.  Additionally, a substantial aspect of the operations of gaming companies is the operation of casino resorts, which includes, but is not limited to lodging, amenities and recreational activities.

Although the Market Opportunities Portfolio intends to focus its investments in the capital markets and gaming sectors, the Market Opportunities Portfolio may also purchase the securities of companies such as auction houses and payroll and other processing companies, that, due to the fixed costs of their operations, benefit from an increase in the volume of sales/transactions.
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The Market Opportunities Portfolio may invest up to 35% of its assets in high quality, U.S. short-term debt securities and money market instruments to maintain liquidity.  Some of these short-term instruments include commercial paper, certificates of deposit, demand and time deposits and banker’s acceptances, U.S. Government securities (i.e., U.S. Treasury obligations) and repurchase agreements.

Temporary Investments
To respond to adverse market, economic, political or other conditions, which may persist for extended periods of time, the Market Opportunities Portfolio may invest up to 100% of its assets in the types of high quality, U.S. short-term debt securities and money market instruments described above.  To the extent that the Market Opportunities Portfolio engages in a temporary defensive strategy, particularly for prolonged periods of time, the Market Opportunities Portfolio, and therefore the Market Opportunities Fund, may not achieve its investment objective.

Fund Structure
The Market Opportunities Portfolio has an investment objective identical to that of the Market Opportunities Fund.  The Market Opportunities Fund may withdraw its investment from the Market Opportunities Portfolio at any time if the Board of Directors of the Company determines that it is in the best interests of the Market Opportunities Fund to do so.  Upon any such withdrawal, the Directors will consider what action might be taken, including investing all of the Market Opportunities Fund’s investable assets in another pooled investment entity having substantially the same objective and strategies as the Market Opportunities Fund or retaining an investment adviser, including the current Investment Adviser, to manage the Market Opportunities Fund’s assets directly.

THE MULTI-DISCIPLINARY INCOME FUND

The Multi-Disciplinary Income Portfolio’s option strategy component focuses on the use of options on companies that the Investment Adviser believes have unique business attributes and/or long-term unique fundamental business characteristics.  The companies considered by the Investment Adviser for various option strategies undergo a fundamental analysis review by the Investment Adviser’s research team, including but not limited to valuation, credit analysis, and earnings quality.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold.  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, currency or other instrument at the exercise price.  A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price.

The put options that the Multi-Disciplinary Income Portfolio writes or purchases on specific underlying equity securities are generally traded on a national securities exchange.  By writing put options, the Multi-Disciplinary Income Portfolio receives income in the form of cash premiums from the purchasers of these options in exchange for providing the purchasers with the right to potentially sell an underlying security to the Multi-Disciplinary Income Portfolio.  The Multi-Disciplinary Income Portfolio is not expected to make a cash payment if the prevailing market value of the underlying equity securities on an expiration date exceeds the strike price of the put option that the Multi-Disciplinary Income Portfolio has written.

The Multi-Disciplinary Income Portfolio may hold equity securities in limited circumstances.  For example, a position will result if put options are exercised against the Multi-Disciplinary Income Portfolio, in connection with a corporate restructuring of an issuer or convertible securities. However, the Multi-Disciplinary Income Portfolio will not invest directly in equity securities.

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There are no limitations on the amount that the Multi-Disciplinary Income Portfolio may invest or hold in any single issuer; however, the Multi-Disciplinary Income Portfolio currently intends to limit its investments at the time of purchase to 10% of the Multi-Disciplinary Income Portfolio’s assets in any single position.

Temporary Investments
To respond to adverse market, economic, political or other conditions, which may persist for extended periods of time, the Multi-Disciplinary Income Portfolio may invest up to 100% of its assets in high quality, U.S. short-term debt securities and money market instruments. Some of these short-term instruments include commercial paper, certificates of deposit, demand and time deposits and banker’s acceptances, U.S. Government securities (i.e., U.S. Treasury obligations) and repurchase agreements.  To the extent that the Multi-Disciplinary Income Portfolio engages in a temporary defensive strategy, particularly for prolonged periods of time, the Multi-Disciplinary Income Portfolio, and therefore the Multi-Disciplinary Income Fund, may not achieve its investment objective.

Fund Structure
The Multi-Disciplinary Income Portfolio has an investment objective identical to that of the Multi-Disciplinary Income Fund.  The Multi-Disciplinary Income Fund may withdraw its investment from the Multi-Disciplinary Income Portfolio at any time if the Board of Directors of the Company determines that it is in the best interests of the Multi-Disciplinary Income Fund to do so.  Upon any such withdrawal, the Directors will consider what action might be taken, including investing all of the Multi-Disciplinary Income Fund’s investable assets in another pooled investment entity having substantially the same objective and strategies as the Multi-Disciplinary Income Fund or retaining an investment adviser, including the current Investment Adviser, to manage the Multi-Disciplinary Income Fund’s assets directly.

ADDITIONAL INFORMATION ABOUT THE RISKS OF INVESTING IN EACH OF THE FUNDS

The principal risks of investing in each Fund are described previously in each Fund’s summary section of this Prospectus.  This section provides more detail about some of those risks, along with information on additional types of risks that may apply to the Funds.

Additional Detail of Certain Primary Risks

Derivatives Risk
Each Portfolio may invest in derivatives such as options.  The successful use of these investment practices depends on the Investment Adviser’s ability to forecast stock price movements correctly.  Should stock prices move unexpectedly, a Portfolio may not achieve the anticipated benefits of the transactions, or may realize losses, and thus be in a worse position than if such strategies had not been used.  Unlike many exchange-traded options, there are no daily price fluctuation limits for certain options, and adverse market movements could therefore continue for an unlimited extent over a period of time.  In addition, the correlation between movements in the prices of options and movements in the prices of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

A Portfolio’s ability to dispose of its positions in options, depends on the availability of liquid markets in such instruments.  Markets in options with respect to a number of types of securities are relatively new and still developing.  It is impossible to predict the amount of trading interest that may exist in various types of options.  If a secondary market does not exist for an option purchased or written by a Portfolio, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (1) an option purchased by a Portfolio would have to be exercised in order for the Portfolio to realize any profit and (2) a Portfolio may not be able to sell portfolio securities covering an option written by the Portfolio until the option expires or it delivers the underlying security, upon exercise. Therefore, no assurance can be given that a Portfolio will be able to utilize these instruments effectively.  In addition, the ability to engage in options transactions may be limited by tax considerations and the use of certain hedging activities may adversely impact the characterization of income to the Portfolio for U.S. federal income tax purposes.

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The Paradigm Portfolio may enter into futures contracts in U.S. domestic markets or on exchanges located outside of the U.S. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the U.S.  Foreign markets, however, may have greater risk potential than domestic markets.  For example, some foreign exchanges are principal markets, so that no common clearing facility exists and that an investor may look only to the broker or counter-party for the performance of the contract.  Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Foreign Securities
Investing in foreign securities can carry higher returns than those generally associated with U.S. investments.  However, foreign securities may be substantially riskier than U.S. investments.  The economies of foreign countries may differ from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.  Furthermore, the economies of developing countries generally are heavily dependent on international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protective measures imposed or negotiated by the countries with which they trade.  These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.  A Portfolio may be required to obtain prior governmental approval for foreign investments in some countries under certain circumstances.  Governments may require approval to invest in certain issuers or industries deemed sensitive to national interests, and the extent of foreign investment in certain debt securities and companies may be subject to limitation.  Individual companies may also limit foreign ownership to prevent, among other things, violation of foreign investment limitations.

Some foreign investments may risk being subject to repatriation controls that could render such securities illiquid.  Other countries might undergo nationalization, expropriation, political changes, governmental regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of the investments in those countries.  Additional risks include currency fluctuations, political and economic instability, differences in financial reporting standards and less stringent regulation of securities markets.

Exchange-Traded Funds (ETFs)
ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, passively-managed ETFs seek to track a specified securities index or a basket of securities that an “index provider,” such as Standard & Poor’s, selects as representative of a market, market segment or industry sector. A passively-managed ETF generally holds the same stocks or bonds as the index it tracks or it may hold a representative sample of such securities. Thus, a passively-managed ETF is designed so that its performance will correspond closely with that of the index it tracks. Conversely, actively-managed ETFs seek an investment objective by investing in a basket of securities based on the investment strategy and discretion of the ETF’s adviser.  A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales.  To the extent a fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the fund will indirectly be subject to leveraging risk.  As a shareholder in an ETF, a Portfolio will bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses.

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Leveraging Risk
A Portfolio’s use of derivative instruments will have the economic effect of financial leverage. The use of leverage by the Investment Adviser may increase the volatility of a Portfolio. These leveraged instruments may result in losses to a Portfolio or may adversely affect a Portfolio’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. A Portfolio may also use borrowed funds to create leverage. Although the use of leverage by a Portfolio may create an opportunity for increased return, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and instruments purchased with leverage proceeds are greater than the cost of the leverage, a Portfolio’s return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and instruments purchased with such proceeds does not cover the cost of leverage, a Portfolio’s return will be less than if leverage had not been used. In the event of a sudden, precipitous drop in value of a Portfolio’s assets, the Portfolio may not be able to liquidate assets quickly enough to pay off its borrowing. Using this investment technique may adversely affect a Portfolio’s NAV or total return.

To limit leverage risk, a Portfolio will segregate assets determined by the Investment Adviser to be liquid in accordance with procedures established by the Board of Trustees, or, when permissible, enter into offsetting transactions, to cover its obligations resulting from its use of derivative instruments. Securities held in a segregated account cannot be sold while the derivative is outstanding, unless they are replaced with other suitable assets. As a result, it is possible that segregating a large percentage of a Portfolio’s assets could impede portfolio management or its ability to meet redemption requests or other current obligations.

Other Investment Companies
Under Sections 12(d)(l)(A) and (B) of the 1940 Act, each Portfolio may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual fund, including closed-end fund), but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Portfolio if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Portfolio; and (ii) the Portfolio has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent.  An investment company that issues shares to a Portfolio pursuant to paragraph 12(d)(l)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.  Each Portfolio (or the Adviser acting on behalf of a Portfolio) must comply with the following voting restrictions: when the Portfolio exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Portfolio, the Portfolio will either seek instruction from the Portfolio’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Portfolio in the same proportion as the vote of all other holders of such security.  Because other investment companies employ an investment adviser, such investments by each Portfolio may cause shareholders to bear duplicate fees.  Each Portfolio may rely on SEC orders that permit them to invest in certain investment companies beyond the limits contained in the 1940 Act, subject to certain terms and conditions.  Generally, these terms and conditions require the Trust’s Board of Trustees to approve policies and procedures relating to certain of a Portfolio’s investments in investment companies.  These policies and procedures require, among other things, that (i) the Investment Adviser conducts a Portfolio’s investment in investment companies without regard to any consideration received by the Portfolio or any of its affiliated persons and (ii) the Investment Adviser certifies to the Trust’s Board of Trustees quarterly that it has not received any consideration in connection with an investment by a Portfolio in an investment companies, or if it has, the amount and purpose of the consideration will be reported to the Trust’s Board of Trustees and an equivalent amount of advisory fees shall be waived by the Investment Adviser.

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Among other things, each Portfolio may invest in money market mutual funds for cash management purposes by “sweeping” excess cash balances into such funds until the cash is invested or otherwise utilized. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Portfolio.

Information Regarding Secondary Risks

Risks of Investing in Mutual Funds—All Funds
All mutual funds carry risks that may cause you to lose money on your investment in one or more of the Funds.  In general, the risks associated with the use of the Master/Feeder Fund Structure and the risks associated with your investment in a Fund are substantially identical to the risks associated with a Fund’s investment in a Portfolio.  The following describes the primary risks to each Fund that invests in its corresponding Portfolio due to each Portfolio’s specific investment objective and strategies.  As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, no Fund or its corresponding Portfolio can give any assurance that its investment objective will be achieved.

Market Risks—All Funds
The NAV of each Portfolio will fluctuate based on changes in the value of its underlying portfolio.  The stock market is generally susceptible to volatile fluctuations in market price.  Market prices of securities in which each Portfolio invests may be adversely affected by an issuer’s having experienced losses or lack of earnings, or by the issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer.  The value of the securities held by each Portfolio is also subject to the risk that a specific segment of the stock market may not perform as well as the overall market.  Under any of these circumstances, the value of each Portfolio’s shares and total return will fluctuate, and your investment in the corresponding Fund may be worth more or less than your original cost when you redeem your shares.

Portfolio Turnover Risks—All Funds
Under certain circumstances a Portfolio may take advantage of short-term trading opportunities without regard to the length of time its securities have been held.  This strategy often calls for frequent trading of a Portfolio’s securities in order to take advantage of anticipated changes in market conditions.  Frequent trading by the Portfolio could increase the rate of its portfolio turnover, which would involve correspondingly greater expenses.  Such expenses may include brokerage commissions or dealer mark-ups/mark-downs, as well as other transaction costs on the sale of securities and reinvestments in other securities.  Such sales also may result in adverse tax consequences to shareholders.  If a Portfolio realizes capital gains when it sells its portfolio investments owners of the Portfolio will be taxable on the capital gains on a flow through basis.  For more information see the heading “Taxes”.  The trading costs and tax effects associated with such portfolio turnover may adversely affect a Portfolio’s performance under these circumstances, and large movements of assets into and out of a Portfolio may negatively impact such Portfolio’s ability to achieve its investment objective or maintain its current level of operating expenses.

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Internet Industry Concentration Risks—The Internet Fund
The value of the Internet Portfolio’s shares will be susceptible to factors affecting the Internet, such as heightened regulatory scrutiny and impending changes in government policies which may have a material effect on the products and services of this industry.  Furthermore, securities of companies in this industry tend to be more volatile than securities of companies in other industries.  Competitive pressures and changing demand may have a significant effect on the financial condition of Internet companies.  These companies spend heavily on research and development and are especially sensitive to the risk of product obsolescence.  The occurrence of any of these factors, individually or collectively, may adversely affect the value of the Internet Portfolio’s shares and your investment in the Internet Fund.

Medical Research Industry Concentration Risks—The Medical Fund
Medical and pharmaceutical-related companies in general are subject to the rate of change in technology, which is generally higher than that of other industries.  Similarly, cancer research-related industries use many products and services of companies engaged in medical and pharmaceutical-related activities and are also subject to relatively high risks of rapid obsolescence caused by progressive scientific and technological advances.  Medical research and development is also subject to strict regulatory scrutiny and ongoing legislative action.

Securities Lending Risks—All Funds
Each Portfolio may lend its portfolio securities to broker-dealers by entering directly into lending arrangements with such broker-dealers or indirectly through repurchase agreements, amounting to no more than 33 1/3% of the total assets of each Portfolio (including any collateral posted) or 50% of the total assets of each Portfolio (excluding any collateral posted).  Cash collateral may be invested by a Portfolio in short-term investments, including repurchase agreements and money market funds that meet the requirements of Rule 2a-7 of the Investment Company Act of 1940, as amended (the “1940 Act”).  Repurchase transactions will be fully collateralized at all times with cash and/or short-term debt obligations.  These transactions involve some risk to a Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral.  In the event that the original seller defaults on its obligation to repurchase, a Portfolio will seek to sell the collateral, which could involve costs or delays.  To the extent proceeds from the sale of collateral are less than the repurchase price, each Portfolio would suffer a loss if forced to sell such collateral in this manner. In addition, invested collateral will be subject to market depreciation or appreciation, and a Portfolio will be responsible for any loss that might result from its investment of the collateral.

Non-Diversification Risks—All Funds except the Global Fund and the Multi-Disciplinary Income Fund
Each Portfolio, except the Alternative Income Portfolio, the Global Portfolio and the Multi-Disciplinary Income Portfolio, and each Fund, except the Alternative Income Fund, the Global Fund and the Multi-Disciplinary Income Fund, is a non-diversified fund and therefore may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments.

Risks of Investment in Small and Medium-Size Companies—All Funds except the Alternative Income Fund and the Multi-Disciplinary Income Fund
Each Portfolio (other than the Alternative Income Portfolio and the Multi-Disciplinary Income Portfolio) may invest in small or medium-size companies.  Accordingly, a Portfolio may be subject to the additional risks associated with investment in companies with small or medium-size capital structures (generally a market capitalization of $5 billion or less).  The market prices of the securities of such companies tend to be more volatile than those of larger companies.  Further, these securities tend to trade at a lower volume than those of larger, more established companies.  If a Portfolio is heavily invested in these securities and the value of these securities suddenly declines, the NAV of that Portfolio and your investment in a corresponding Fund will be more susceptible to significant losses.

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Portfolio Borrowing Risks—All Funds
Each Portfolio may leverage its assets, subject to the provisions of the 1940 Act, to fund investment activities or to achieve higher returns.  Each Portfolio may borrow money from banks for temporary or emergency purposes in order to meet redemption requests.  To reduce its indebtedness, a Portfolio may have to sell a portion of its investments at a time when it may be disadvantageous to do so.  In addition, interest paid by a Portfolio on borrowed funds would decrease the net earnings of both that Portfolio and your investment in a corresponding Fund.

Futures Risks—All Funds
There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Paradigm Portfolio and the prices of futures; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts.

Risks of Investing in Investment Grade Debt Securities and Below Investment Grade Debt Securities—All Funds
Investments in debt securities pose different risks than investments in equity securities.  The value of fixed income securities generally will fall if interest rates rise and generally will rise if interest rates fall.  The value of these securities may also fall as a result of other factors such as the performance of the issuer, the market perception of the issuer or general economic conditions.  These investments also involve a risk that the issuer may not be able to meet its principal and interest payment obligations.  Fixed-income securities having longer maturities involve greater risk of fluctuations in value.  The longer the duration of a bond, the more a change in interest rates affects the bond’s price.  Short-term and long-term interest rates may not move the same amount and may not move in the same direction.  It is likely there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates.  The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant, including falling market values and reduced liquidity.  Substantial redemptions from bond and other income funds may worsen that impact.  Other types of securities also may be adversely affected from an increase in interest rates.

Investments in debt securities rated below investment grade, i.e., junk bonds, and unrated securities of comparable quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations.  These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Risks of Credit Default Swap Agreements—The Multi-Disciplinary Income Portfolio
The Multi-Disciplinary Income Portfolio may enter into credit default swaps. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. The Multi-Disciplinary Income Portfolio may seek to enhance returns by selling protection or attempt to mitigate credit risk by buying protection against the occurrence of a credit event by a specified issuer. The Multi-Disciplinary Income Portfolio may enter into credit default swaps, both directly (“unfunded swaps”) and indirectly (“funded swaps”) in the form of a swap embedded within a structured note, to protect against the risk that a seller will default, with large well-known Wall Street firms or other firms that pass the Investment Adviser’s credit review. Unfunded and funded credit default swaps may refer to a single security or a basket of securities.  The Multi-Disciplinary Income Portfolio may engage in credit default swap transactions for the purpose of hedging the Portfolio against anticipated market trends or to enhance the value of the Portfolio through the anticipated capital appreciation of the swap investment.  In no event will the Multi-Disciplinary Income Portfolio’s use of credit default swaps exceed the Portfolio’s limits as it relates to leverage or directional exposure.

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If the Multi-Disciplinary Income Portfolio buys credit protection using a credit default swap and a credit event occurs, the Portfolio will deliver the defaulted bonds underlying the swap and the swap counterparty will pay the par amount of the bonds. If the Multi-Disciplinary Income Portfolio sells credit protection using a credit default swap and a credit event occurs, the Portfolio will pay the par amount of the defaulted bonds underlying the swap and the swap counterparty will deliver the bonds. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bonds, and the fixed payments are then made on the reduced notional amount. If the Multi-Disciplinary Income Portfolio buys protection on a corporate issue, the Portfolio must own that corporate issue. However, if the Multi-Disciplinary Income Portfolio buys protection on sovereign debt, the Portfolio may own either: (i) the reference obligation, (ii) any sovereign debt of that foreign country, or (iii) sovereign debt of any country that the Investment Adviser determines is closely correlated as an inexact bona fide hedge.

Risks of credit default swaps include counterparty credit risk (if the counterparty fails to meet its obligations) and the risk that the Multi-Disciplinary Income Portfolio will not properly assess the cost of the instrument based on the lack of transparency in the market. If the Multi-Disciplinary Income Portfolio is selling credit protection, there is a risk that a credit event will occur and that the Portfolio will have to pay par value on defaulted bonds. If the Multi-Disciplinary Income Portfolio is buying credit protection, there is a risk that no credit event will occur and the Portfolio will receive no benefit for the premium paid. In addition, if the Multi-Disciplinary Income Portfolio is buying credit protection and a credit event does occur, there is a risk when the Portfolio does not own the underlying security, that the Portfolio will have difficulty acquiring the bond on the open market and may receive adverse pricing.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).  The use of credit default swaps may be limited by the Portfolio’s limitations on illiquid investments.

Risks of Swap Transactions (Interest Rate, Total Rate of Return, and Currency)—The Alternative Income Portfolio and the Multi-Disciplinary Income Portfolio
The Alternative Income Portfolio and the Multi-Disciplinary Income Portfolio may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured.  Interest rate swaps involve the exchange by the Alternative Income Portfolio or the Multi-Disciplinary Income Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments.  The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. The Alternative Income Portfolio and the Multi-Disciplinary Income Portfolio also may enter into currency swaps, which involve the exchange of the rights of a Portfolio and another party to make or receive payments in specific currencies.

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Some transactions, such as interest rate swaps and total rate of return swaps, are entered into on a net basis, i.e., the two payment streams are netted out, with the Alternative Income Portfolio and the Multi-Disciplinary Income Portfolio receiving or paying, as the case may be, only the net amount of the two payments.  If the other party to such a transaction defaults, the Alternative Income Portfolio and the Multi-Disciplinary Income Portfolio’s risk of loss consists of the net amount of payments that the Alternative Income Portfolio or the Multi-Disciplinary Income Portfolio is contractually entitled to receive, if any.  In contrast, other transactions involve the payment of the gross amount owed.  For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by the Alternative Income Portfolio or the Multi-Disciplinary Income Portfolio under a swap or an interest rate floor, cap or collar is covered by segregated cash or liquid assets, the Alternative Income Portfolio, the Multi-Disciplinary Income Portfolio and the Investment Adviser believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Alternative Income Portfolio or the Multi-Disciplinary Income Portfolio’s borrowing restrictions.

The Alternative Income Portfolio and the Multi-Disciplinary Income Portfolio will not enter into a total rate of return, currency or interest rate swap or interest rate floor, cap or collar transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by S&P or Fitch, or A or Prime-1 or better by Moody’s or a comparable rating from another organization that is recognized as an nationally recognized statistical rating organization (NRSRO) or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser.  If there is a default by the other party to such transaction, the Alternative Income Portfolio and the Multi-Disciplinary Income Portfolio will have contractual remedies pursuant to the agreements related to the transaction.  The use of interest rate, total rate of return, and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecast of market values, interest rates and currency exchange rates, the investment performance of the Alternative Income Portfolio and the Multi-Disciplinary Income Portfolio would be less favorable than it would have been if this investment technique were not used.  To the extent swap transactions are not deemed liquid, swap transactions are limited to 15% of total assets (together with other illiquid securities).

IPO Risk—Small Cap Fund
IPO share prices can be volatile and fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading and limited operating history and/or information about the issuer.  The purchase of IPO shares may involve high transaction costs.  IPO shares are subject to market risk and liquidity risk.  In addition, the limited number of shares available for trading in some IPOs may also make it more difficult for the Fund to buy or sell significant amounts of those shares without an unfavorable impact on the prevailing prices.  In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors.  Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income or the near-term prospects of them.  Many IPOs are by small- or micro-cap companies that are undercapitalized.

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Portfolio Holdings Information

A description of the Portfolios’ policies and procedures with respect to the disclosure of their portfolio securities is available in the Funds’ SAI.  Currently, disclosure of the Portfolios’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to Fund shareholders and in the quarterly holdings report on Form N-Q (first and third quarters).  The annual and semi-annual reports are available by contacting Kinetics Mutual Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling 1-800-930-3828. In addition, the Company may publish on its webpage (www.kineticsfunds.com) month-end (a) top twenty portfolio holdings of each Portfolio and the percentage that each holding represents of the Portfolio’s net assets, (b) top five performing and bottom five performing portfolio holdings of each Portfolio, and (c) for Portfolios that primarily invest in derivatives, cash and fixed income instruments, the top ten (10) derivative and top ten (10) fixed income holdings, along with their respective percentage of net assets in each Portfolio, in all cases no earlier than twenty calendar days after the end of each calendar month.  This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC or until the next month in which portfolio holdings are posted in accordance with the above policy.

Management of the Funds and the Portfolios

Investment Adviser
Each Portfolio’s investment adviser is Kinetics Asset Management LLC (“Kinetics” or the “Investment Adviser”), 470 Park Avenue South New York, New York 10016.  Founded in 1996, the Investment Adviser provides investment advisory services to a family of eight mutual funds with discretionary management authority over approximately $2.452 billion in assets as of March 31, 2016.  The Investment Adviser is a wholly-owned subsidiary of Horizon Kinetics LLC.

The Investment Adviser conducts investment research and supervision for each Portfolio and is responsible for the purchase and sale of securities for each Portfolio.  The Investment Adviser is entitled to receive an annual fee from each Portfolio, other than the Alternative Income Portfolio, for its services of 1.25% of each Portfolio’s average daily net assets.  The Investment Adviser is entitled to receive an annual fee from the Alternative Income Portfolio for its services of 0.90% of the Portfolio’s average daily net assets.  However, as a result of fee waivers for certain Funds, the advisory fees paid to the Investment Adviser for the fiscal year ended December 31, 2016, were as follows:

Advisory Fees (as a percentage of average net assets)
Alternative Income Fund	0.11%
Internet Fund	1.25%
Global Fund	0.00%
Paradigm Fund	1.18%
Medical Fund	0.65%
Small Cap Opportunities Fund	1.16%
Market Opportunities Fund	0.99%
Multi-Disciplinary Income Fund	0.95%

Horizon Asset Management LLC (“Horizon”), a wholly-owned subsidiary of Horizon Kinetics LLC, is a registered investment adviser with discretionary management authority over approximately $5.960 billion as of March 31, 2016.

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A discussion regarding the basis of the Kinetics Portfolio Trust’s (the “Trust”) Board of Trustees’ approval of the investment advisory agreement for each Portfolio is available in the Company’s semi-annual report to shareholders for the period ended June 30, 2016.

Kinetics, as the Investment Adviser to each Portfolio, is engaged in a broad range of portfolio management, portfolio advisory and other business activities. Their services are not exclusive to the Portfolios and nothing prevents them, or any affiliates, from providing similar services to other investment funds and other clients (whether or not their investment objectives, strategies, or criteria are similar to those of a Portfolio) or from engaging in other activities.

Members of the Investment Team
Murray Stahl is the Chief Investment Officer for Horizon Kinetics LLC, the parent company to the Investment Adviser and Horizon, and generally oversees the management of each Portfolio’s investment team.  The following persons are members of an investment team: Peter B. Doyle, Murray Stahl, B. Paul Abel, Steven Tuen, James Davolos, Matthew Houk, and Eric Sites.  Each person’s role varies from Portfolio to Portfolio as indicated in the table below.  Each investment team member is an employee of the Investment Adviser.

The Portfolio Manager(s) of a Portfolio are responsible for the day-to-day management of the applicable Portfolio.  Each investment team member serves as a research analyst.  While the investment team discusses investment ideas and overall portfolio structure, the final buy/sell decision for a particular security resides with the Portfolio’s Portfolio Manager(s).

	The Alternative Income Portfolio	The Internet Portfolio	The Global Portfolio	The Paradigm Portfolio	The Medical Portfolio	The Small Cap Opportunities Portfolio	The Market Opportunities Portfolio	The Multi-Disciplinary Income Portfolio
Peter B. Doyle	Investment Team Member	Co-Portfolio Manager	Investment Team Member	Co-Portfolio Manager	Investment Team Member	Co-Portfolio Manager	Co-Portfolio Manager	Investment Team Member
B. Paul Abel	N/A	N/A	N/A	N/A	Portfolio Manager	N/A	N/A	N/A
Steven Tuen	Investment Team Member	Investment Team Member	Co-Portfolio Manager	N/A	N/A	N/A	N/A	Investment Team Member
Murray Stahl	Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager	N/A	Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
James Davolos	Investment Team Member	Co-Portfolio Manager	Investment Team Member	Investment Team Member	N/A	Investment Team Member	Investment Team Member	N/A
Matthew Houk	Co-Portfolio Manager	N/A	N/A	N/A	N/A	Co-Portfolio Manager	N/A	Co-Portfolio Manager
Eric Sites	N/A	N/A	N/A	N/A	N/A	N/A	Investment Team Member	N/A

Peter B. Doyle is the Chairman of the Board of the Company.  In 1994, he co-founded Horizon, an affiliate of the Investment Adviser since May 2011.  In 1996, Mr. Doyle co-founded the Investment Adviser.  From 1999 through 2011, Mr. Doyle was a dual employee of both the Investment Adviser and Horizon.

Murray Stahl has served as the Director of Research for the Company since 2000.  In 1994, he co-founded Horizon and currently serves as Chairman and Chief Investment Officer for Horizon Kinetics, the parent company to the Investment Adviser and Horizon.  From 2000 through 2011, Mr. Stahl was a dual employee of both the Investment Adviser and Horizon.

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B. Paul Abel joined the Investment Adviser in 1999 as a Portfolio Manager, and currently serves in the same capacity for The Medical Portfolio.  He also serves as a Portfolio Manager for private funds managed by an affiliate of the Investment Adviser.

Steven Tuen joined the Investment Adviser in 1999 as a research analyst.  He joined Horizon in 1996, also as a research analyst, and between 1999 and 2011 was a dual employee of both the Investment Adviser and Horizon.

James Davolos joined the Investment Adviser as an analyst in 2005, and is now a Portfolio Manager focusing on, among other things, emerging markets.

Matthew Houk joined the Investment Adviser in 2011 and began serving as a Portfolio Manager in 2012.  Previously, he was a research analyst at Horizon, beginning in 2008.  Prior to Horizon, Mr. Houk was an Associate at Goldman, Sachs & Co.

Eric Sites has been an Investment Team Member for the Company since 2013.  He joined Horizon in 2004 as a research analyst and Portfolio Manager.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

Valuation of Fund Shares

Shares of each Class of each Fund are sold at NAV per share plus any applicable sales charge (see “Description of Advisor Classes”).  The NAVs are determined by each Fund as of the close of regular trading (generally 4:00 p.m. Eastern Time) on each day that the New York Stock Exchange (the “Exchange”) is open for unrestricted business.  Purchase and redemption requests are priced based on the next NAV per share calculated after receipt and acceptance of a completed purchase or redemption request.  The NAV for each Class of shares of each Fund is determined by dividing the value of the Fund’s securities, cash and other assets attributable to that Class, minus all expenses and liabilities attributable to that Class, by the number of shares outstanding of that Class.  The NAV for a Class of shares of a Fund takes into account the expenses and fees of that Class, including management, administration, distribution and shareholder servicing fees, which are accrued daily.  The NAV of each Portfolio is calculated at the same time and generally in the same manner (i.e., assets-liabilities/ # of shares = NAV per share) as those of each corresponding Fund’s Classes.

Each Portfolio’s equity securities are valued each day at the last quoted market sale price on the securities’ principal exchange.  If there is no sales price, a security is valued at the last reported bid price.  Securities listed on the Nasdaq Stock Market, Inc., however, are valued using the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported bid price.  If market quotations are not readily available or if events occur that may significantly affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the Exchange, securities will be valued at their fair market value as determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees and the Company’s Board of Directors.  Situations involving significant events include, but are not limited to, those where: a security’s trading has been halted or suspended; the security has been de-listed from a national exchange; or the security has not been traded for an extended period of time.  In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before a Portfolio prices its shares.  See “Trading in Foreign Securities.”  Each Portfolio may use independent pricing services to assist in calculating the NAV per share of such Portfolio.

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Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and that are freely transferable will be valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted thus providing a view across the entire U.S. options marketplace.  Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.  If a composite price is not available, the mean of the highest bid price and lowest ask priced on the exchange where the option or future is traded will be used.  If neither a composite price or a mean of the highest bid price and lowest ask price is available, the security will be valued at the last quoted sales price.  Non-exchange traded options also will be valued at the mean between the last bid and asked quotations.  Securities which have no public market and all other assets of a Portfolio are considered at such value as the Investment Adviser may determine in good faith, in accordance with a Portfolio’s valuation procedures as approved by the Trust’s Board of Trustees and the Company’s Board of Directors.

A Portfolio’s debt obligations (including convertible securities) that are either investment grade or non-investment grade and irrespective of days to maturity are valued at evaluated mean by an independent third party pricing agent which relies on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.  Certain instruments such as repurchase agreements, demand notes, and money market mutual funds are traded at cost and there are no market values available for those instruments from third parties.  Those instruments are priced at cost.  Debt securities that are not priced by an independent third party pricing agent shall be valued (a) at the last sale price if such last sale occurred within the previous five business days, and (b) if there was no sale price during the previous five business days, at the average of the bids, or the sole bid if there is only one.  Debt securities and other securities which, in the judgment of the Investment Adviser, do not properly represent the value of a security will be valued at their fair market value as determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees and the Company’s Board of Directors.

Fair valuation of securities introduces an element of subjectivity to the pricing of securities.  As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.  If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Investment Adviser  compares the new market quotation to the fair value price to evaluate the effectiveness of the Portfolios’ fair valuation procedures.

Trading in Foreign Securities
Trading in foreign securities may be completed at times when the Exchange is closed.  In computing the NAV per share of each Fund and each corresponding Portfolio, the value of a foreign security is determined as of the close of trading on the foreign exchange on which it is principally traded or as of the scheduled close of trading on the Exchange, whichever is earlier, at the closing sales prices provided by approved pricing services or other alternate sources.  In the absence of sales, the last available mean price between the closing bid and asked prices will be used.  Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees and the Company’s Board of Directors.  Values of foreign securities are translated from the local currency into U.S. dollars on the basis of the foreign currency exchange rates, as provided by an independent pricing service or reporting agency, generally prior to the close of the Exchange.  Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the Exchange, which events would not be reflected in the computation of a Portfolio’s NAV.  If events materially affecting the value of such securities or currency exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees and the Company’s Board of Directors, as applicable.

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How to Purchase Shares

In General
Shares of each Fund are sold at NAV plus any applicable sales charge, and will be credited to a shareholder’s account based on the NAV per share next computed after an order and payment is received.  The minimum initial investment for both regular accounts and individual retirement accounts is $2,500 ($2,000 for Coverdell Education Savings Accounts).  There is no minimum on subsequent investments for all account types.  The Company reserves the right to vary or waive any minimum investment requirement.  Each Fund reserves the right to reject any purchase order if, in its opinion, it is in the Fund’s best interest to do so.  A service fee of $25 will be deducted from a shareholder’s Fund account for any purchases that do not clear.  Your order will not be accepted until a completed New Account Application is received by the Funds or their transfer agent, U.S. Bancorp Fund Services, LLC (in such capacity, the “Transfer Agent”).

Investing by Telephone
If you have accepted the Telephone and Internet Options on the Advisor Class New Account Application (the “Application”) and your account has been open for 15 days, you may purchase additional shares by telephoning a Fund toll free at 1-800-930-3828.  This option allows investors to move money from their bank account to their Fund account upon request.  Only bank accounts held at domestic institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  Your purchase will take place at the NAV per share plus any applicable sales charge determined on the day your order is placed, provided that your order is received prior to 4:00 p.m. Eastern Time.

During periods of high market activity, you may encounter higher than usual wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.  Once a telephone transaction has been placed, it cannot be canceled or modified.

There is no minimum on telephone purchases.  You may not make your initial purchase of a Fund’s shares by telephone.

Automatic Investment Plan
Once an account has been established, you may purchase shares of a Fund through an Automatic Investment Plan (“AIP”).  You can have money automatically transferred from your checking, savings or bank money market account on a monthly basis.  There is no minimum purchase amount in order to participate in the AIP.

To be eligible for the AIP, your bank must be a domestic institution that is an ACH member.  If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account.  To begin participating in the AIP, please complete the AIP section on the Application or call the Transfer Agent at 1-800-930-3828 with any questions.  The first AIP purchase will take place no earlier than 15 days after the Transfer Agent has received your request.  Any request to change or terminate your AIP should be submitted to the Transfer Agent 5 days prior to the desired effective date of such change or termination.  The Funds may modify or terminate the AIP at any time.

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Purchase By Mail
To purchase a Fund’s shares by mail, simply complete and sign the Application and mail it, along with a check made payable to [NAME OF FUND], c/o Kinetics Mutual Funds, Inc., to:

Regular Mail	Overnight or Express Mail
Kinetics Mutual Funds, Inc.	Kinetics Mutual Funds, Inc.
[NAME OF FUND]	[NAME OF FUND]
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

All purchases by check must be in U.S. dollars drawn on a bank located within the United States.  The Funds will not accept payment in cash or money orders.  To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Funds are unable to accept post-dated checks or any conditional order or payment.

Purchase By Wire
To open an account by wire, a completed Application is required before your wire can be accepted.  You can mail or overnight deliver your Application to the Transfer Agent at the above address.  Upon receipt of your completed Application, an account will be established for you.  You will need to provide the assigned account number to your bank when instructing it to wire the funds.  Your bank must include along with the wire the name of the Fund, the account number and your name so that monies can be correctly applied.  To ensure proper application of wired funds, please call 1-800-930-3828 to notify the applicable Fund that the wire is coming.  Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing.  The Fund is not responsible for delays resulting from the banking or Federal Reserve wire system.  Please use the following wiring instructions:

Wire to:		U.S. Bank, N.A.
»	ABA Number:	075000022
»	Credit:	U.S. Bancorp Fund Services, LLC
»	Account:	112-952-137
»	Further Credit:	Kinetics Mutual Funds, Inc. [NAME OF FUND] (Shareholder Name/Account Registration) (Shareholder Account Number)

Subsequent Investments
You may add to your account at any time by purchasing shares by mail, by telephone, or by wire.  You may also purchase additional shares on-line if you have established an on-line account.  To purchase by mail, submit your check with the remittance form attached to your individual account statement.  To purchase by telephone, call 1-800-930-3828 prior to 4:00 p.m. Eastern Time to place your order.  To ensure proper application of wired funds, please call 1-800-930-3828 to notify the Fund that the wire is coming.  All purchase requests must include your shareholder account number.

Individual Retirement Accounts
You may invest in any Fund by establishing a tax-sheltered IRA.  Each Fund offers Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, and Coverdell Education Savings Accounts.  For additional information on IRA options, please call 1-800-930-3828.

Investing Through Brokers or Agents
You may invest in each Fund through brokers or agents who have entered into selling agreements with the Funds’ distributor.  The broker or agent may set their own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of a Fund. A financial intermediary may impose different sales charge discounts.  Sales charge discount variations specific to financial intermediaries are described in Appendix A to this Prospectus - Financial Intermediary Sales Charge Variations (“Appendix A”).
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How to Redeem Shares

In General
You may redeem part or all of your shares of a Fund on any business day that the Fund calculates its NAV per share.  To redeem shares, you must contact the Fund in which you are invested either by mail or by phone to place a redemption order.  Redemption requests may also be placed on-line if you have established an on-line account.  You should request your redemption prior to market close to obtain that day’s closing NAV.  Redemption requests received after the close of the Exchange will be treated as though received on the next business day.

Each Fund will generally send redemption proceeds the next business day and, in any event, no later than seven days after the receipt of a redemption request in “good order” (see below).  Please note, however, that when a purchase order has been made by check, a Fund will not be able to send your redemption proceeds until the purchase amount has cleared.  This may take up to 12 calendar days.

Redemption proceeds may be sent to the address of record, wired to a shareholder’s bank account of record, or sent via electronic funds transfer through the ACH network to the shareholder’s bank account of record.  Wires are subject to a $15 fee paid by the investor, but the investor does not incur any charge when proceeds are sent via the ACH system.  If the redemption proceeds are requested to be sent to an address other than the address of record, or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature guaranteed.  Signature guarantees can be obtained from banks and securities dealers, but not from a notary public.  The Funds will not be responsible for interest lost on redemption amounts due to lost or misdirected mail.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:
»	If you are requesting a change in account ownership;
»	When redemption proceeds are payable or sent to any person, address or bank account not on record;
»	Written requests to wire redemption proceeds (if not previously authorized on the account);
»	When establishing or modifying certain services on an account; and
»	If a change of address request was received by the Transfer Agent within the last 15 calendar days.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.  In addition to the situations described above, the Fund(s) and/or the Transfer Agent reserve the right at their discretion to require a signature guarantee or signature validation in other circumstances.  The Fund(s) reserve the right to waive any signature requirement at its/their discretion.

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Written Redemption
You can execute most redemptions by furnishing an unconditional written request to a Fund in which you are invested to redeem your shares at the current NAV per share.  Redemption requests in writing should be sent to the Transfer Agent at:

Regular Mail	Overnight or Express Mail
Kinetics Mutual Funds, Inc.	Kinetics Mutual Funds, Inc.
[NAME OF FUND]	[NAME OF FUND]
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

Requests for redemption in “good order” must:
»	indicate the name of the Fund;
»	be signed exactly as the shares are registered, including the signature of each owner (including a signature guarantee when required);
»	specify the number of shares or dollar amount to be redeemed; and
»	indicate your account registration number.

Telephone Redemption
If you are authorized to perform telephone transactions (either through your Application or by subsequent arrangement in writing with a Fund) you may redeem shares in any amount by instructing the Fund in which you are invested by phone at 1-800-930-3828.  A signature guarantee or signature validation may be required of all shareholders in order to add or change telephone redemption privileges on an existing account.

Note: Neither the Funds nor any of their service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, each Fund will use reasonable procedures, such as requesting:

»	your Fund account number;
»	the name in which your account is registered;
»	the social security or tax identification number under which the account is registered; and
»	the address of the account holder, as stated in the Application.

Note: If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

During periods of high market activity, you may encounter higher than usual wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.  If you are unable to contact the Funds by telephone, you may make your redemption request in writing. Once a telephone transaction has been placed, it cannot be canceled or modified.

Wire Redemption
Wire transfers may be arranged to redeem shares.  However, the Transfer Agent charges a $15 fee per wire redemption against your account for this service.  There is no minimum on wire redemptions.
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Systematic Withdrawal Plan
If you own shares with a value of $10,000 or more, you may participate in the Systematic Withdrawal Plan.  The Systematic Withdrawal Plan allows you to make automatic withdrawals from your account at regular intervals (monthly, quarterly or annually).  Proceeds can be mailed via check to the address of record, or sent via electronic funds transfer through the ACH system to your bank account if your bank is an ACH system member.  If the date you select to have the withdrawal made is a weekend or holiday, the redemption will be made on the next business day.  Money will be transferred from your Fund account to the account you chose at the interval you select on the Application.  If you expect to purchase additional shares of a Fund, it may not be to your advantage to participate in the Systematic Withdrawal Plan because of the possible adverse tax consequences of making contemporaneous purchases and redemptions.  There is no minimum on systematic withdrawals.

The Funds’ Right to Redeem an Account
Each Fund reserves the right to redeem the shares of any shareholder, other than a shareholder who is an active participant in the AIP, whose account balance is less than $1,000, other than as a result of a decline in the NAV of a Fund.  Each Fund will provide shareholders with written notice 30 days prior to redeeming the shareholder’s account.

IRA Redemption
If you are an IRA shareholder, you must indicate on your redemption request whether or not to withhold federal income tax.  Requests that do not indicate a preference will be subject to withholding.  Shares held in IRA accounts may be redeemed by telephone at 1-800-930-3828. Investors will be asked whether or not to withhold taxes from any distribution.

Householding
By signing the Application, you acknowledge and consent to the householding (i.e., consolidation of mailings) of regulatory documents such as prospectuses, shareholder reports, proxies, and other similar documents.  In an effort to decrease costs, the Funds will reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts.  Call toll-free at 1-800-930-3828 to request individual copies of these documents.  The Funds will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

Shareholder Inactivity
Under certain circumstances, if no activity occurs in an account within a time period specified by state law, your shares in a Fund may be transferred to that state.

Redemption Fees
The Funds are designed for long-term investors willing to accept the risks associated with a long-term investment.  In accordance with policies and procedures adopted by the Board of Directors of the Company, frequent purchases and redemptions of Fund shares are not encouraged but are generally permitted by the Funds.  Such purchases and redemptions may have an adverse effect on other Fund shareholders, including, without limitation, the possibility of disrupting portfolio management strategies, increasing brokerage and administrative costs, harming Fund performance and possible dilution of the value of Fund shares held by long-term shareholders.  The Company may, in its sole discretion, reject purchase orders when, in the judgment of management, such rejection is in the best interest of a Fund and its shareholders.  Advisor Class A and Advisor Class C shares of the Funds assess a 2.00% fee on the redemption or exchange of Fund shares held for 30 days or less from the date of purchase.  These fees are paid to the Funds to help offset any potential transaction costs.

The Funds will use the first-in, first-out method to determine the 30 day holding period.  Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account.  If this holding period is 30 days or less, the redemption fee will be assessed.
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The redemption fee will not apply to any shares purchased through reinvested distributions (dividends and capital gains), or to redemptions made under the Funds’ systematic programs, as these transactions are typically de minimis.  This fee will also not be assessed to the participants in employer-sponsored retirement plans that are held at the Funds in an omnibus account (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pension Plans) or to accounts held under trust agreements at a trust institution held at the Funds in an omnibus account.  The redemption fee will also not be assessed to accounts of the Investment Adviser or its affiliates used to capitalize the Funds as such accounts will be used specifically to control the volatility of shareholder subscriptions and redemptions to avoid adverse effects to the Funds.  In addition, the Funds are authorized to waive redemption fees for redemptions effected pursuant to asset allocation programs, wrap fee programs, other investment programs offered by financial institutions, and the Company reserves the right to lower or waive any redemption fee.  Although frequent purchases and redemptions of Fund shares are generally permitted, the Funds only intend to waive redemption fees for redemptions the Funds reasonably believe do not raise frequent trading or market timing concerns.

The Funds reserve the right to modify or eliminate the redemption fees or waivers at any time and will give shareholders 60 days’ prior written notice of any material changes, unless otherwise provided by law.  The redemption fee policy may be modified or amended in the future to reflect, among other factors, regulatory requirements mandated by the SEC.

Currently, the Funds are limited in their ability to assess or collect the redemption fee on all shares redeemed by financial intermediaries on behalf of their customers.  For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or does not collect the fee at the time of redemption, a Fund will not receive the redemption fee.  If Fund shares are redeemed by a financial intermediary at the direction of its customers, the Fund may not know whether a redemption fee is applicable or the identity of the customer who should be assessed the redemption fee.  Due to operational differences, a financial intermediary’s methods for tracking and calculating the redemption fee may differ in some respects from that of the Fund.   If necessary, the Funds may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the intermediaries’ customers.

Notice of Customer Verification
In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your Application as part of the Funds’ Anti-Money Laundering Program.  As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-800-930-3828 if you need additional assistance when completing your Application.

If we do not have a reasonable belief as to the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Funds also reserve the right to close the account within five business days if clarifying information/documentation is not received.
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Exchange Privilege

If you have accepted the Telephone and Internet Options on the Application, you can exchange your shares in any Fund for shares of the same class of any other Fund offered by the Company, (e.g., Advisor Class A shares for Advisor Class A shares).  If the exchange is requested via telephone, a $5 per exchange transaction cost will be assessed.  You should carefully read the Prospectus of a Fund before exchanging shares into that Fund.  Be advised that exercising the exchange privilege consists of two transactions: a sale of shares in one Fund and the purchase of shares in another Fund.  Therefore, an exchange of Fund shares held for 30 days or less may be subject to a 2.00% redemption fee.  See “Redemption Fees” above.  Further, exchanges may have certain tax consequences and you could realize short- or long-term capital gains or losses.  Exchanges are generally made only between identically registered accounts unless you send written instructions with a signature guarantee requesting otherwise.  You should request your exchange prior to market close to obtain that day’s closing NAV.  Exchange requests received after the close of the Exchange will be treated as though received on the next business day.  In all cases, shareholders will be required to pay a sales charge only once.

Call 1-800-930-3828 to learn more about the other funds or classes offered by the Company and about exercising your exchange privilege.
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Distributions and Taxes

Distributions
Distributions (whether treated for tax purposes as ordinary income or long-term capital gains) to shareholders of each Fund are generally paid in additional shares of the same Class of the Fund in which shareholders are already invested, with no sales charge, based on the NAV per share of that Class as of the close of business on the record date for such distributions.  However, you may elect on the Application to receive distributions as follows:

Option 1: To receive income dividends and capital gain distributions in additional Fund shares, or
Option 2: To receive all income dividends and capital gain distributions in cash.

You may change your dividend and capital gain distribution election in writing or by calling the Transfer Agent in advance of the next distribution.

Each Fund intends to pay any dividends from investment company taxable income and distributions representing capital gain at least annually, usually in December.  Each Fund will advise each shareholder annually of the amounts of dividends from investment company taxable income and of net capital gain distributions reinvested or paid in cash to the shareholder during the calendar year.

If you select Option 2 and the U.S. Postal Service cannot deliver your distribution checks, or if your distribution checks remain uncashed for six months, your distribution checks will be reinvested in your account at the then current NAV of the appropriate Fund and your election will be converted to the purchase of additional shares.

Taxes
The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future.  Except where otherwise indicated, the summary assumes you are a U.S. citizen or resident or otherwise subject to U.S. federal income tax.  You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Fund Distributions
Each Fund has qualified and intends to continue to qualify for federal tax purposes as a regulated investment company and to distribute substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss).  Except as otherwise noted below, you will generally be subject to federal income tax on Fund distributions to you regardless whether they are paid in cash or reinvested in additional shares.  Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.  It is anticipated that most of the Alternative Income Fund’s and the Multi-Disciplinary Income Fund’s distributions will be taxable as ordinary income.

Distributions attributable to the net capital gain of a Fund generally are taxable to you as long-term capital gain, regardless of how long you have held your shares.  The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 23.8% (which includes a 3.8% Medicare tax).
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Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met.  In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gain rates.  But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund.  For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend).  The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or non-qualified foreign corporations.

Distributions from each Fund will generally be taxable to you in the taxable year in which they are paid, with one exception.  Distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.  You will be notified annually of the tax status of distributions to you.

A portion of distributions attributable to investments in U.S. corporations paid by a Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.  The amount of such dividends qualifying for this deduction may, however, be reduced as a result of a Fund’s securities lending activities (if any), by a high portfolio turnover rate or by investments in debt securities.

The Funds may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities.  If more than 50% of the value of the total assets of a Fund consists of stocks and securities (including debt securities) of foreign corporations at the close of a taxable year, a Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding and other foreign income taxes, as paid by its shareholders. If a Fund makes this election, the amount of those foreign taxes paid by a Fund will be included in its shareholders’ income pro rata (in addition to taxable distributions actually received by them), and each such shareholder will be entitled either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If a Fund is not eligible or chooses not to make this election, the Fund will be entitled to deduct any such foreign taxes in computing the amounts it is required to distribute.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital.  This adverse tax result is known as “buying into a dividend.”

Sales and Exchanges
You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares in a Fund, including an exchange of shares pursuant to a Fund’s exchange privilege, based on the difference between your tax basis in the shares and the amount you receive for them.  Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.  Additionally, any loss realized on a disposition of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund.  If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.
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For shares acquired on or after January 1, 2012, the Funds (or relevant broker or financial adviser) are required to compute and report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information when such shares are sold or exchanged.  The Funds have elected to use the average cost method, unless you instruct the Funds to use a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other financial adviser, they may select a different cost basis method.  In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your account.  You should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns.  Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

IRAs and Other Tax-Qualified Plans
One major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless such shares were acquired with borrowed funds.

Backup Withholding
On the Application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding.  If you (i) fail to provide a correct taxpayer identification number in the manner required; (ii) are subject to backup withholding by the IRS for failure to properly include on your return payments of taxable interest or dividends; or (iii) fail to certify that you are not subject to backup withholding when required to do so or that you are an “exempt recipient,” the IRS may, in certain cases, require each Fund to withhold a percentage of dividends or redemption or exchange proceeds.  Each Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  The current withholding rate is 28%.

U.S. Tax Treatment of Foreign Shareholders
Generally, nonresident aliens, foreign corporations and other foreign investors are subject to 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States (provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN or W-8BEN-E, as applicable, to establish entitlement for these treaty benefits).  In the case of regulated investment companies such as the Funds, however, certain categories of dividends are exempt from the 30% withholding tax.  These generally include dividends attributable to the Funds’ net capital gains (the excess of net long-term capital gains over net short-term capital loss), dividends attributable to the Funds’ interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Funds.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale, exchange or redemption of shares in a Fund, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from a Fund.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in a Fund is effectively connected with that trade or business, then the foreign investor’s income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.
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Each Fund will also generally be required to withhold 30% tax on certain payments to foreign entities that do not provide a Form W-8BEN-E that evidences their compliance with, or exemption from, specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisers regarding the tax consequences in their country of residence of an investment in a Fund.

State and Local Taxes
You may also be subject to state and local taxes on distributions, sales, exchanges and redemptions.  State income taxes may not apply, however, to any portions of a Fund’s distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state in which you live. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

More tax information relating to the Funds is provided in the SAI.

Distribution of Shares

Rule 12b-1 Plans
Each Fund has adopted separate Retail Distribution Plans pursuant to Rule 12b-1 under the 1940 Act, which allows each Fund to pay distribution fees for the sale and distribution of its Advisor Class A shares and Advisor Class C shares, respectively.  Under the Plan for Advisor Class A shares, the Fund may pay as compensation up to an annual rate of 0.50% of the average daily NAV of Advisor Class A shares to the distributor or other qualified recipients under the Plan.  Under the Plan for Advisor Class C shares, the Fund may pay as compensation up to an annual rate of 0.75% of the average daily NAV of Advisor Class C shares to the distributor.  As these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distributor
Kinetics Funds Distributor LLC (“KFD”), an affiliate of the Investment Adviser, 470 Park Avenue South, New York, New York 10016, is the distributor for the shares of the Funds.  KFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.  Shares of each Fund are offered on a continuous basis.

Shareholder Servicing Agents
Pursuant to separate shareholder servicing plans, the Investment Adviser is responsible for paying various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholder accounts.  These agents have written shareholder servicing agreements with the Investment Adviser and perform these functions on behalf of their clients who own shares of the Funds.  For this service, the Investment Adviser receives an annual shareholder servicing fee from each Class equal to 0.25% of each Fund’s average daily net assets attributable to that Class.

Arrangements with Certain Financial Institutions
The Investment Adviser and/or its affiliates may make payments to selected affiliated or unaffiliated broker-dealers and other financial institutions (“Financial Institutions”) from time to time in connection with the sale, distribution, retention and/or servicing of shares of the Funds and other funds managed by the Investment Adviser or its affiliates.  These payments are made out of the Investment Adviser’s, and/or its affiliates’, own assets and are not an additional charge to the Funds.  The payments are in addition to the shareholder servicing fees described in this Prospectus.  The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide Financial Institutions or their employees with an incentive to favor sales of shares of the Funds over other investment options.  You should contact your Financial Institution for more information about the payments it may receive and potential conflicts of interest.
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Fund Administrator
U.S. Bancorp Fund Services, LLC (“USBFS”) serves as administrator to each Fund and each Portfolio.

Custodian, Transfer Agent, Dividend Disbursing Agent and Fund Accountant
U.S. Bank N.A. serves as Custodian for each Fund’s cash and securities.  The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Funds.  USBFS acts as each Fund’s Transfer Agent, Dividend Disbursing Agent and Fund Accountant.

Description of Advisor Classes

This Prospectus offers two Classes of shares of the Funds – Advisor Class A shares and Advisor Class C shares.

Set forth below is information about the manner in which the Funds offer shares.  A financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in Appendix A.  All variations described in Appendix A are applied by the identified financial intermediary.  Sales charge variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through an intermediary identified on Appendix A should read the terms and conditions of Appendix A carefully. A variation that is specific to a particular financial intermediary is not applicable to shares held directly with the Funds or through another intermediary. Please consult your financial intermediary with respect to any variations listed in Appendix A.

Each Fund also offers a No Load Class of shares through a separate prospectus.  The No Load Class of shares may be purchased without the imposition of any sales charges or Rule 12b-1 fees.  Each Fund has also registered an Institutional Class of Shares which is currently being offered under a separate prospectus by the Alternative Income Fund, Paradigm Fund, the Small Cap Fund, the Market Opportunities Fund and the Multi-Disciplinary Income Fund.  The Funds’ Advisor Classes of shares are sold through broker-dealers and other financial intermediaries that provide investment services to the Funds’ shareholders.  You should always discuss with your broker-dealer or financial advisor the suitability of your investment.

Advisor Class A Shares
Advisor Class A shares are retail shares that may be purchased by individuals or IRAs.  With Advisor Class A shares, you will pay a sales charge when you invest unless you qualify for a reduction or waiver of the sales charge.  Advisor Class A shares may impose a Rule 12b-1 fee of up to 0.50% (currently limited to 0.25%) of average daily net assets which is assessed against the Advisor Class A shares of each Fund.
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If you purchase Advisor Class A shares of a Fund you will pay the NAV per share next determined after your order is received plus a sales charge (shown in percentages below) depending on the amount of your investment.  The sales charge is calculated as follows:

Amount of Transaction		Sales Charge as a % of Offering Price	Sales Charge as a % of Net Asset Value	Dealers Reallowance as a % of Offering Price

At Least	But Less than
$0	$50,000	5.75%	6.10%	5.25%
$50,000	$100,000	4.75%	4.99%	4.25%
$100,000	$250,000	3.75%	3.90%	3.25%
$250,000	$500,000	2.75%	2.83%	2.25%
$500,000	$1,000,000	2.25%	2.30%	1.75%
$1,000,000	and above	0.00%	0.00%	0.00%*
*
If you purchase $1 million or more worth of Advisor Class A shares, you will pay no initial sales charge.  A sales charge does not apply to shares that you purchase through reinvestment of dividends or distributions.

The Offering Price includes the sales charge paid at the time of investment.  The distributor will receive all sales charges and Rule 12b-1 fees for the purchase of Advisor Class A shares of the Fund without a dealer of record.

Waivers – Advisor Class A Shares
You will not have to pay a sales charge on purchases of Advisor Class A shares if:

»	You are an employee of a broker-dealer or agent that has a selling agreement with the distributor;
»	You buy Advisor Class A shares under a wrap program or other all inclusive fee program offered by your broker-dealer or agent; or
»	The sales charge is waived by a broker-dealer or agent who has entered into an agreement with the Fund’s distributor that allows for load-waived Class A shares purchases.

Please consult your broker-dealer or agent to determine whether you may be eligible for these waivers. For the sales charge variations applicable to shares offered through specific financial intermediaries, please see Appendix A.

Reducing Your Sales Charge – Advisor Class A Shares
You can reduce the sales charge on purchases of Advisor Class A shares by:

»	purchasing larger quantities of shares or putting a number of purchases together to obtain the quantity discounts indicated above;
»	signing a letter of intent that you intend to purchase more than $50,000 worth of shares over the next 13 months (see “Letter of Intent – Advisor Class A Shares” below);
»	using the reinvestment privilege which allows you to redeem shares and then immediately reinvest them without a sales charge within 60 days;
»	combining concurrent purchases of Advisor Class A shares from different Funds to obtain the quantity discounts indicated above; and
»	through rights of accumulation as discussed below.

Please note that certain broker-dealers may reduce your sales charges under certain circumstances.  Consult your broker-dealer.

Rights of Accumulation – Advisor Class A Shares
You may combine your new purchase of Advisor Class A shares with other Advisor Class A shares currently owned by you, your spouse, and/or your children under age 21 for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases.  The applicable sales charge for the new purchase is based on the total of your current purchase and the current NAV of all other shares you, your spouse and/or your children under age 21 own.  You may combine only the holdings at the firm at which you are making the current purchase for the right of accumulation sales charge reduction.  You will need to notify the Fund or your financial intermediary at the time of purchase of any other accounts that exist.
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Letter of Intent – Advisor Class A Shares
By signing a Letter of Intent (“LOI”) you can reduce your Advisor Class A sales charge.  Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period.  The LOI will apply to all purchases of Advisor Class A shares.  Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.  Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI.  Shares equal to 5.75% of the amount of the LOI will be held in escrow during the 13-month period.  If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect.  This amount will be obtained from redemption of the escrow shares.  Any remaining escrow shares will be released to you.

If you establish an LOI with the Funds you can aggregate your accounts as well as the accounts of your immediate family members under age 21.  You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI. You will need to notify the Fund or your financial intermediary at the time of purchase of any other accounts that exist.

Advisor Class C Shares
Advisor Class C shares are retail shares and may be purchased by individuals or IRAs.  Advisor Class C shares impose a Rule 12b-1 fee of 0.75% of average daily net assets.

If you purchase Advisor Class C shares of any of the Funds, you will pay the NAV per share next determined after your order is received.  There is no initial sales charge on this Class at the time you purchase your shares.  The distributor may pay your broker or agent a 1.00% up-front sales commission, which includes an advance of the first year’s Rule 12b-1 fees and shareholding servicing fees.  The distributor will retain Rule 12b-1 fees and shareholder servicing fees in the first year to reimburse itself for paying your broker or agent the 1.00% up-front sales commission.

If you sell your Advisor Class C shares within 12 months of purchase, you will have to pay a contingent deferred sales charge (“CDSC”) of 1.00%, which is applied to the NAV of the shares on the date of original purchase or on the date of redemption, whichever is less.  A financial intermediary may impose different CDSC waivers. CDSC waiver variations specific to certain financial intermediaries are described in Appendix A.

The distributor will receive all sales charges and Rule 12b-1 fees for the purchase of Advisor Class C shares of the Fund without a dealer of record.

Additional information regarding sales load breakpoints is available in the Funds’ SAI.  The Funds also provide information regarding the purchase of shares, sales charges and breakpoint eligibility free of charge on their website, www.kineticsfunds.com.

Unique Characteristics of the Fund Structure
Unlike other mutual funds that directly acquire and manage their own portfolio securities, each Fund invests all of its investable assets in a Portfolio that is a series of a separately registered investment company.  The Portfolio, in turn, invests in securities, using the strategies described in this Prospectus.
In addition to selling a beneficial interest to a Fund or Funds, a Portfolio could also sell beneficial interests to other mutual funds or institutional investors.  Such investors would invest in such Portfolio on the same terms and conditions and would pay a proportionate share of such Portfolio’s expenses.  However, other investors in a Portfolio are not required to sell their shares at the same public offering price as a Fund, and might bear different levels of ongoing expenses than the Fund.  Shareholders of the Funds should be aware that these differences would result in differences in returns experienced in the different funds that invest in a Portfolio. Such differences in return are also present in other mutual fund structures.
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Smaller funds investing in a Portfolio could be materially affected by the actions of larger funds investing in the Portfolio.  For example, if a large feeder fund were to withdraw from a Portfolio, the remaining funds might experience higher pro rata operating expenses, thereby producing lower returns.  Additionally, the Portfolio could become less diverse, resulting in increased portfolio risk.  However, that possibility also exists for traditionally structured funds that have large or institutional investors.  Funds with a greater pro rata ownership in a Portfolio could have effective voting control of such Portfolio.

Certain changes in a Portfolio’s objective, policies or restrictions might require the Company to withdraw the corresponding Fund’s interest in such Portfolio.  Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from such Portfolio).  A Fund could incur brokerage fees or other transaction costs in converting such securities to cash.  In addition, a distribution in kind could result in a less diversified portfolio of investments or adversely affect the liquidity of a Fund.

The Company’s Board of Directors retains its right to withdraw any Fund’s investment from a Portfolio at any time if the Board of Directors determines that such withdrawal would be in the best interest of the Fund’s shareholders.  The Fund would then resume investing directly in individual securities of other issuers or invest in another Portfolio of the Trust.

The SAI contains more information about each Fund and Portfolio, the Master/Feeder Fund Structure and the types of securities in which each Portfolio may invest.

Counsel and Independent Registered Public Accounting Firm

Legal matters in connection with the issuance of shares of common stock of each Fund are passed upon by Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

[                              ], is the independent registered public accounting firm for the Funds.

Description of Indexes

The Bloomberg Barclays U.S. 1-3 Year Credit Bond Index measures the performance of investment grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar denominated and have a remaining maturity of greater than or equal to one year and less than three years.

The Bloomberg Barclays U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities.  The Index includes multiple types of government and corporate-issued bonds, some of which are asset-backed.

The Bloomberg Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds.  Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below after dropping the highest and lowest available ratings.  The index excludes emerging markets debt.
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The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that is considered to represent U.S. stock market performance in general.  The Index is not an investment product available for purchase and does not include any deduction for fees, expenses or taxes.

S&P 600® SmallCap Index measures the small-cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The NASDAQ Composite® Index is a broad-based capitalization-weighted index of all Nasdaq stocks.  The Index does not include the reinvestment of dividends or deductions for fees, expenses or taxes.

The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.  As of March 31, 2016, the MSCI EAFE® Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.  As of March 31, 2016, the MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

Financial Highlights

The financial highlights tables set forth below are intended to help you understand each Fund’s financial performance for the last five fiscal years (or the period since commencement of operations if the Fund has not been in operation for five years).  Most of the information reflects financial results with respect to a single Fund share.  The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions).
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As of January 1, 2013, the Alternative Income Fund (formerly, the Water Infrastructure Fund) changed to the investment strategy set forth in this Prospectus.  The performance shown for periods prior to January 1, 2013 represents performance of the Water Infrastructure Portfolio’s prior strategy to invest at least 80% of its assets in securities of companies engaged in water infrastructure and natural resources with a specific water theme and related activities.

The financial information provided was audited by [                                        ], whose report, along with the Funds’ financial statements, are included in the Funds’ annual report and incorporated by reference into the SAI, both of which are available upon request.

The financial highlights tables set forth below are for the Advisor Class A shares and Advisor Class C shares of the Alternative Income Fund, Internet Fund, Global Fund, Paradigm Fund, Medical Fund, Small Cap Fund, Market Opportunities Fund and Multi-Disciplinary Income Fund.
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The Alternative Income Fund – Advisor Class A
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012(1)
PER SHARE DATA(2)
Net Asset Value, Beginning of Year	$91.02	$88.69	$87.73	$83.38	$77.76
Income from Investment Operations:
Net investment income (loss)(3)	(0.24)	(0.22)	(0.34)	(0.43)	1.31
Net realized and unrealized gain (loss) on investments	3.65	2.55	1.30	4.77	6.09
Total from investment operations	3.41	2.33	0.96	4.34	7.40
Redemption Fees	0.01	-	0.00 (4)	0.01	0.00 (4)
Less Distributions:
From net investment income	-	-	-	-	(1.78)
Total distributions	-	-	-	-	(1.78)
Net Asset Value, End of Year	$94.44	$91.02	$88.69	$87.73	$83.38
Total Return(5)	3.76%	2.63%	1.24%	4.91%	9.61%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$2,458	$1,565	$1,554	$2,898	$2,597
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.03%	1.99%	2.05%	2.48%	2.80%
After expense reimbursement	1.20%	1.20%	1.20%	1.20%	1.89%
Ratio of net investment income (loss) to average net assets:	(0.26)%	(0.24)%	(0.39)%	(0.49)%	1.59%
Portfolio turnover rate(6)	1%	6%	17%	19%	56%

(1)	Per share data adjusted for 1:10 reverse stock split completed as of May 31, 2013.
(2)	Information presented relates to a share of capital stock outstanding for each period.
(3)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(4)	Amount calculated is less than $0.005.
(5)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(6)	Portfolio turnover of The Alternative Income Portfolio.
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The Alternative Income Fund – Advisor Class C
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012(1)
PER SHARE DATA(2)
Net Asset Value, Beginning of Year	$88.46	$86.60	$86.10	$82.26	$76.75
Income from Investment Operations:
Net investment income (loss)(3)	(0.68)	(0.65)	(0.77)	(0.84)	0.89
Net realized and unrealized gain (loss) on investments	3.55	2.48	1.27	4.68	6.00
Total from investment operations	2.87	1.83	0.50	3.84	6.89
Redemption Fees	-	0.03	-	-	0.00 (4)
Less Distributions:
From net investment income	-	-	-	-	(1.38)
Total distributions	-	-	-	-	(1.38)
Net Asset Value, End of Year	$91.33	$88.46	$86.60	$86.10	$82.26
Total Return	3.23%	2.15%	0.74%	4.46%	8.96%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$1,640	$1,356	$1,506	$1,862	$1,763
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.53%	2.49%	2.55%	2.98%	3.30%
After expense reimbursement	1.70%	1.70%	1.70%	1.70%	2.39%
Ratio of net investment income (loss) to average net assets:	(0.76)%	(0.74)%	(0.89)%	(0.99)%	1.09%
Portfolio turnover rate(5)	1%	6%	17%	19%	56%

(1)	Per share data adjusted for 1:10 reverse stock split completed as of May 31, 2013.
(2)	Information presented relates to a share of capital stock outstanding for each period.
(3)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(4)	Amount calculated is less than $0.005.
(5)	Portfolio turnover of The Alternative Income Portfolio.
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The Internet Fund – Advisor Class A
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
PER SHARE DATA(1)
Net Asset Value, Beginning of Year	$40.07	$54.51	$57.84	$42.30	$35.63
Income from Investment Operations:
Net investment loss(2)	(0.75)	(0.95)	(0.89)	(0.81)	(0.24)
Net realized and unrealized gain (loss) on investments	1.68	(2.14)	0.68	19.36	8.40
Total from investment operations	0.93	(3.09)	(0.21)	18.55	8.16
Redemption Fees	-	-	0.00 (3)	0.01	-
Less Distributions:
From net realized gains	(3.43)	(11.35)	(3.12)	(3.02)	(1.49)
Total distributions	(3.43)	(11.35)	(3.12)	(3.02)	(1.49)
Net Asset Value, End of Year	$37.57	$40.07	$54.51	$57.84	$42.30
Total Return(4)	2.32%	(5.65)%	(0.41)%	43.94%	22.92%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$1,923	$2,978	$5,143	$5,506	$1,379
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.12%	2.07%	2.03%	2.09%	2.19%
After expense reimbursement	2.12%	2.07%	2.03%	2.09%	2.14%
Ratio of net investment loss to average net assets:	(1.93)%	(1.76)%	(1.59)%	(1.55)%	(0.61)%
Portfolio turnover rate(5)	2%	1%	1%	8%	9%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	Portfolio turnover of The Internet Portfolio.
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The Internet Fund – Advisor Class C
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
PER SHARE DATA(1)
Net Asset Value, Beginning of Year	$37.27	$51.81	$55.38	$40.79	$34.58
Income from Investment Operations:
Net investment loss(2)	(0.88)	(1.15)	(1.11)	(1.03)	(0.43)
Net realized and unrealized gain (loss) on investments	1.56	(2.04)	0.64	18.64	8.13
Total from investment operations	0.68	(3.19)	(0.47)	17.61	7.70
Redemption Fees	-	-	0.02	-	-
Less Distributions:
From net realized gains	(3.43)	(11.35)	(3.12)	(3.02)	(1.49)
Total distributions	(3.43)	(11.35)	(3.12)	(3.02)	(1.49)
Net Asset Value, End of Year	$34.52	$37.27	$51.81	$55.38	$40.79
Total Return	1.83%	(6.14)%	(0.86)%	43.20%	22.32%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$704	$848	$1,105	$913	$185
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.62%	2.57%	2.53%	2.59%	2.69%
After expense reimbursement	2.62%	2.57%	2.53%	2.59%	2.64%
Ratio of net investment loss to average net assets:	(2.43)%	(2.26)%	(2.09)%	(2.05)%	(1.11)%
Portfolio turnover rate(3)	2%	1%	1%	8%	9%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Portfolio turnover of The Internet Portfolio.
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The Global Fund – Advisor Class A

	Year Ended December 31,	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2016	2015		2014		2013		2012
PER SHARE DATA(1)
Net Asset Value, Beginning of Year	$4.57	5.31		$6.03		$4.71		$3.92
Income from Investment Operations:
Net investment income (loss)(2)	(0.02)	(0.03)		(0.03)		(0.00	)(3)	0.02
Net realized and unrealized gain (loss) on investments	0.66	(0.71)		(0.70)		1.33		0.88
Total from investment operations	0.64	(0.74)		(0.73)		1.33		0.90
Redemption Fees	0.00 (3)	-		0.01		0.00	(3)	0.00 (3)
Less Distributions:
From net investment income	-	-		-		(0.01)		(0.11)
From net realized gains	(0.02)	(0.00	)(3)	(0.00	)(3)	-		-
Total distributions	(0.02)	(0.00	)(3)	(0.00	)(3)	(0.01)		(0.11)
Net Asset Value, End of Year	$5.19	$4.57		$5.31		$6.03		$4.71
Total Return(4)	14.03%	(13.89)%		(11.93)%		28.16%		22.94%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$309	$376		$497		$1,992		$1,093
Ratio of operating expenses to average net assets:
Before expense reimbursement	3.29%	3.12%		2.86%		3.08%		3.63%
After expense reimbursement	1.64%	1.64%		1.64%		1.64%		1.64%
Ratio of net investment income (loss) to average net assets:	(0.42)%	(0.54)%		(0.57)%		(0.03)%		0.52%
Portfolio turnover rate(5)		16%		14%		15%		23%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	Portfolio turnover of The Global Portfolio.

Table of Contents - Prospectus

The Global Fund – Advisor Class C
	Year Ended December 31,	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,	Year Ended December 31,
	2016	2015		2014		2013	2012
PER SHARE DATA(1)
Net Asset Value, Beginning of Year	$4.41	$5.16		$5.90		$4.62	$3.87
Income from Investment Operations:
Net investment income (loss)(2)	(0.04)	(0.05)		(0.06)		(0.03)	0.00 (3)
Net realized and unrealized gain (loss) on investments	0.64	(0.70)		(0.68)		1.32	0.85
Total from investment operations	0.60	(0.75)		(0.74)		1.29	0.85
Redemption Fees	-	-		0.00	(3)	-	-
Less Distributions:
From net investment income	-	-		-		(0.01)	(0.10)
From net realized gains	(0.02)	(0.00	)(3)	(0.00	)(3)	-	-
Total distributions	(0.02)	(0.00	)(3)	(0.00	)(3)	(0.01)	(0.10)
Net Asset Value, End of Year	$4.99	$4.41		$5.16		$5.90	$4.62
Total Return	13.63%	(14.48)%		(12.53)%		27.84%	22.04%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$1,920	$1,614		$1,608		$1,523	$383
Ratio of operating expenses to average net assets:
Before expense reimbursement	3.79%	3.62%		3.36%		3.58%	4.13%
After expense reimbursement	2.14%	2.14%		2.14%		2.14%	2.14%
Ratio of net investment income (loss) to average net assets:	(0.92)%	(1.04)%		(1.07)%		(0.53)%	0.02%
Portfolio turnover rate(4)	11%	16%		14%		15%	23%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	Portfolio turnover of The Global Portfolio.
Table of Contents - Prospectus

The Paradigm Fund – Advisor Class A
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
PER SHARE DATA(1)
Net Asset Value, Beginning of Year	$30.53	$33.39	$33.74	$23.59	$19.45
Income from Investment Operations:
Net investment loss(2)	(0.43)	(0.39)	(0.43)	(0.22)	(0.01)
Net realized and unrealized gain (loss) on investments	6.59	(2.47)	0.08	10.53	4.18
Total from investment operations	6.16	(2.86)	(0.35)	10.31	4.17
Redemption Fees(3)	0.00	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	-	-	-	(0.16)	(0.03)
Total distributions	-	-	-	(0.16)	(0.03)
Net Asset Value, End of Year	$36.69	$30.53	$33.39	$33.74	$23.59
Total Return(4)	20.18%	(8.57)%	(1.04)%	43.70%	21.49%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$103,921	$129,707	$171,958	$204,548	$135,747
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.00%	1.96%	1.93%	1.97%	2.03%
After expense reimbursement	1.89%	1.89%	1.89%	1.89%	1.89%
Ratio of net investment loss to average net assets:	(1.36)%	(1.17)%	(1.27)%	(0.77)%	(0.03)%
Portfolio turnover rate(5)	2%	2%	7%	4%	6%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	Portfolio turnover of The Paradigm Portfolio.

Table of Contents - Prospectus

The Paradigm Fund – Advisor Class C
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
PER SHARE DATA(1)
Net Asset Value, Beginning of Year	$29.01	$31.88	$32.38	$22.66	$18.76
Income from Investment Operations:
Net investment loss(2)	(0.56)	(0.53)	(0.58)	(0.35)	(0.11)
Net realized and unrealized gain (loss) on investments	6.23	(2.34)	0.08	10.10	4.01
Total from investment operations	5.67	(2.87)	(0.50)	9.75	3.90
Redemption Fees(3)	0.00	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	-	-	-	(0.03)	-
Total distributions	-	-	-	(0.03)	-
Net Asset Value, End of Year	$34.68	$29.01	$31.88	$32.38	$22.66
Total Return	19.55%	(9.00)%	(1.54)%	43.01%	20.85%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$111,973	$114,008	$135,333	$138,355	$101,405
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.50%	2.46%	2.43%	2.47%	2.53%
After expense reimbursement	2.39%	2.39%	2.39%	2.39%	2.39%
Ratio of net investment loss to average net assets:	(1.86)%	(1.67)%	(1.77)%	(1.27)%	(0.53)%
Portfolio turnover rate(4)	2%	2%	7%	4%	6%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	Portfolio turnover of The Paradigm Portfolio.

Table of Contents - Prospectus

The Medical Fund – Advisor Class A
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
PER SHARE DATA(1)
Net Asset Value, Beginning of Year	$29.57	$29.71	$25.62	$17.33	$18.29
Income from Investment Operations:
Net investment income (loss)(2)	0.12	0.00 (3)	0.06	(0.06)	0.27
Net realized and unrealized gain on investments	(2.55)	1.90	4.08	8.52	1.29
Total from investment operations	(2.43)	1.90	4.14	8.46	1.56
Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	0.01	0.00 (3)
Less Distributions:
From net investment income	(0.10)	(0.07)	-	(0.03)	(0.30)
From net realized gains	(1.33)	(1.97)	(0.05)	(0.15)	(2.22)
Total distributions	(1.43)	(2.04)	(0.05)	(0.18)	(2.52)
Net Asset Value, End of Year	$25.71	$29.57	$29.71	$25.62	$17.33
Total Return(4)	(8.24)%	6.34%	16.15%	48.90%	8.60%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$3,687	$6,241	$4,578	$3,746	$2,583
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.33%	2.24%	2.27%	2.34%	2.47%
After expense reimbursement	1.64%	1.64%	1.64%	1.64%	1.64%
Ratio of net investment loss to average net assets:	0.44%	0.00%	0.21%	(0.25)%	1.41%
Portfolio turnover rate(5)	0%	12%	3%	12%	0%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	Portfolio turnover of The Medical Portfolio.

Table of Contents - Prospectus

The Medical Fund – Advisor Class C
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
PER SHARE DATA(1)
Net Asset Value, Beginning of Year	$28.82	$29.15	$25.27	$17.19	$18.15
Income from Investment Operations:
Net investment income (loss)(2)	(0.02)	(0.16)	(0.08)	(0.16)	0.17
Net realized and unrealized gain on investments	(2.48)	1.87	4.01	8.42	1.29
Total from investment operations	(2.50)	1.71	3.93	8.26	1.46
Redemption Fees	-	-	-	-	-
Less Distributions:
From net investment income	-	(0.07)	-	(0.03)	(0.20)
From net realized gains	(1.33)	(1.97)	(0.05)	(0.15)	(2.22)
Total distributions	(1.33)	(2.04)	(0.05)	(0.18)	(2.42)
Net Asset Value, End of Year	$24.99	$28.82	$29.15	$25.27	$17.19
Total Return	(8.69)%	5.81%	15.54%	48.08%	8.08%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$422	$608	$631	$531	$450
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.83%	2.74%	2.77%	2.84%	2.97%
After expense reimbursement	2.14%	2.14%	2.14%	2.14%	2.14%
Ratio of net investment income (loss) to average net assets:	(0.06)%	(0.50)%	(0.29)%	(0.75)%	0.91%
Portfolio turnover rate(4)	0%	12%	3%	12%	0%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	Portfolio turnover of The Medical Portfolio.

Table of Contents - Prospectus

The Small Cap Opportunities Fund – Advisor Class A
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
PER SHARE DATA(1)
Net Asset Value, Beginning of Year	$31.88	$36.43	$39.39	$24.77	$19.59
Income from Investment Operations:
Net investment loss(2)	(0.43)	(0.43)	(0.45)	(0.18)	(0.04)
Net realized and unrealized gain (loss) on investments	8.10	(4.12)	(2.51)	14.79	5.22
Total from investment operations	7.67	(4.55)	(2.96)	14.61	5.18
Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	0.01	0.00 (3)
Less Distributions:
From net investment income	-	-	-	-	-
Total distributions	-	-	-	-	-
Net Asset Value, End of Year	$39.55	$31.88	$36.43	$39.39	$24.77
Total Return(4)	24.06%	(12.47)%	(7.54)%	59.02%	26.44%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$13,694	$14,857	$25,591	$21,871	$7,558
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.01%	1.98%	1.96%	1.98%	2.21%
After expense reimbursement	1.89%	1.89%	1.89%	1.89%	1.89%
Ratio of net investment loss to average net assets:	(1.28)%	(1.19)%	(1.14)%	(0.54)%	(0.18)%
Portfolio turnover rate(5)	4%	2%	19%	6%	22%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	Portfolio turnover of The Small Cap Opportunities Portfolio.

Table of Contents - Prospectus

The Small Cap Opportunities Fund – Advisor Class C
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
PER SHARE DATA(1)
Net Asset Value, Beginning of Year	$30.88	$35.47	$38.53	$24.35	$19.36
Income from Investment Operations:
Net investment loss(2)	(0.58)	(0.59)	(0.63)	(0.34)	(0.15)
Net realized and unrealized gain (loss) on investments	7.82	(4.00)	(2.44)	14.51	5.14
Total from investment operations	7.24	(4.59)	(3.07)	14.17	4.99
Redemption Fees	0.00 (3)	-	0.01	0.01	-
Less Distributions:
From net investment income	-	-	-	-	-
Total distributions	-	-	-	-	-
Net Asset Value, End of Year	$38.12	$30.88	$35.47	$38.53	$24.35
Total Return	23.45%	(12.92)%	(7.97)%	58.23%	25.77%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$8,426	$8,840	$12,928	$7,178	$2,536
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.51%	2.48%	2.46%	2.48%	2.71%
After expense reimbursement	2.39%	2.39%	2.39%	2.39%	2.39%
Ratio of net investment loss to average net assets:	(1.78)%	(1.69)%	(1.64)%	(1.04)%	(0.68)%
Portfolio turnover rate(3)	4%	2%	19%	6%	22%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Portfolio turnover of The Small Cap Opportunities Portfolio.
Table of Contents - Prospectus

The Market Opportunities Fund – Advisor Class A
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
PER SHARE DATA(1)
Net Asset Value, Beginning of Year	$15.04	$16.59	$17.60	$12.07	$10.43
Income from Investment Operations:
Net investment income (loss)(2)	(0.19)	(0.19)	(0.14)	(0.03)	0.00 (3)
Net realized and unrealized gain (loss) on investments	3.22	(1.36)	(0.87)	5.63	1.80
Total from investment operations	3.03	(1.55)	(1.01)	5.60	1.80
Redemption Fees	-	0.00 (3)	-	0.00 (3)	0.00 (3)
Less Distributions:
From net investment income	-	-	-	(0.07)	(0.16)
Total distributions	-	-	-	(0.07)	(0.16)
Net Asset Value, End of Year	$18.07	$15.04	$16.59	$17.60	$12.07
Total Return(4)	20.15%	(9.34)%	(5.74)%	46.36%	17.26%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$4,537	$4,502	$8,817	$11,742	$6,518
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.22%	2.15%	2.11%	2.13%	2.22%
After expense reimbursement	1.89%	1.89%	1.89%	1.89%	1.89%
Ratio of net investment loss to average net assets:	(1.21)%	(1.16)%	(0.80)%	(0.22)%	(0.02)%
Portfolio turnover rate(5)	5%	2%	18%	21%	26%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	Portfolio turnover of The Market Opportunities Portfolio.

Table of Contents - Prospectus

The Market Opportunities Fund – Advisor Class C
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
PER SHARE DATA(1)
Net Asset Value, Beginning of Year	$14.65	$16.24	$17.32	$11.94	$10.32
Income from Investment Operations:
Net investment loss(2)	(0.26)	(0.27)	(0.22)	(0.11)	(0.06)
Net realized and unrealized gain (loss) on investments	3.12	(1.32)	(0.86)	5.56	1.78
Total from investment operations	2.86	(1.59)	(1.08)	5.45	1.72
Redemption Fees	-	-	0.00 (3)	0.00 (3)	0.00 (3)
Less Distributions:
From net investment income	-	-	-	(0.07)	(0.10)
Total distributions	-	-	-	(0.07)	(0.10)
Net Asset Value, End of Year	$17.51	$14.65	$16.24	$17.32	$11.94
Total Return	19.52%	(9.79)%	(6.24)%	45.61%	16.70%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$4,428	$4,079	$5,109	$5,525	$3,932
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.72%	2.65%	2.61%	2.63%	2.72%
After expense reimbursement	2.39%	2.39%	2.39%	2.39%	2.39%
Ratio of net investment loss to average net assets:	(1.71)%	(1.66)%	(1.30)%	(0.72)%	(0.52)%
Portfolio turnover rate(4)	5%	2%	18%	21%	26%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	Portfolio turnover of The Market Opportunities Portfolio.

Table of Contents - Prospectus

The Multi-Disciplinary Income Fund – Advisor Class A
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012
PER SHARE DATA(1)
Net Asset Value, Beginning of Year	$10.27	$10.75	$10.98	$11.03		$10.05
Income from Investment Operations:
Net investment income(2)	0.40	0.34	0.30	0.17		0.31
Net realized and unrealized gain (loss) on investments	0.63	(0.60)	(0.06)	0.29		1.20
Total from investment operations	1.03	(0.26)	0.24	0.46		1.51
Redemption Fees	-	0.00 (3)	0.00 (3)	0.00	(3)	0.00 (3)
Less Distributions:
From net investment income	(0.40)	(0.21)	(0.26)	(0.25)		(0.41)
From net realized gains	-	(0.01)	(0.21)	(0.26)		(0.12)
Total distributions	(0.40)	(0.22)	(0.47)	(0.51)		(0.53)
Net Asset Value, End of Year	$10.90	$10.27	$10.75	$10.98		$11.03
Total Return(4)	10.17%	(2.46)%	2.17%	4.15%		15.12%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$6,935	$8,754	$12,281	$36,170		$25,764
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.10%	2.04%	2.04%	2.08	%(5)	2.25%
After expense reimbursement	1.74%	1.74%	1.74%	1.75	%(5)	1.74%
Ratio of net investment income to average net assets:	3.77%	3.13%	2.68%	1.49	%(6)	2.91%
Portfolio turnover rate(7)	9%	10%	35%	54%		41%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)
The ratio of expenses includes borrowing expense on securities sold short.  The expense ratio excluding borrowing expenses on securities sold short was 2.07% before expense reimbursement and 1.74% after expense reimbursement.

(6)	The ratio of net investment income includes borrowing expense on securities sold short.
(7)	Portfolio turnover of The Multi-Disciplinary Income Portfolio.

Table of Contents - Prospectus

The Multi-Disciplinary Income Fund – Advisor Class C
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012
PER SHARE DATA(1)
Net Asset Value, Beginning of Year	$10.18	$10.65	$10.90	$10.96		$10.00
Income from Investment Operations:
Net investment income(2)	0.34	0.28	0.24	0.11		0.26
Net realized and unrealized gain (loss) on investments	0.62	(0.58)	(0.06)	0.29		1.18
Total from investment operations	0.96	(0.30)	0.18	0.40		1.44
Redemption Fees	-	-	0.00 (3)	-		-
Less Distributions:
From net investment income	(0.35)	(0.16)	(0.22)	(0.20)		(0.36)
From net realized gains	-	(0.01)	(0.21)	(0.26)		(0.12)
Total distributions	(0.35)	(0.17)	(0.43)	(0.46)		(0.48)
Net Asset Value, End of Year	$10.79	$10.18	$10.65	$10.90		$10.96
Total Return	9.51%	(2.84)%	1.61%	3.59%		14.48%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$7,790	$9,266	$10,403	$11,209		$7,485
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.60%	2.54%	2.54%	2.58	%(4)	2.75%
After expense reimbursement	2.24%	2.24%	2.24%	2.25	%(4)	2.24%
Ratio of net investment income to average net assets:	3.27%	2.63%	2.18%	0.99	%(5)	2.41%
Portfolio turnover rate(6)	9%	10%	35%	54%		41%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)
The ratio of expenses includes borrowing expense on securities sold short.  The expense ratio excluding borrowing expenses on securities sold short was 2.57% before expense reimbursement and 2.24% after expense reimbursement.

(5)	The ratio of net investment income includes borrowing expense of securities sold short.
(6)	Portfolio turnover of The Multi-Disciplinary Income Portfolio.

Table of Contents - Prospectus

Appendix A

Financial Intermediary Sales Charge Variations

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary listed below, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive fund imposed waivers or discounts.  Please see “Description of Advisor Classes” starting on page 84 of this Prospectus for information about such waivers and discounts.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”)
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ Prospectuses or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Merrill Lynch

The front-end sales charge on Advisor Class A shares of the Funds available through Merrill Lynch are waived for the following purchases:

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the plan is a group plan (more than one participant), the shares are not held in a commission-based brokerage account and shares are held in the name of the plan through an omnibus account.

•	Shares purchased by or through a 529 Plan
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Kinetics Mutual Funds family)
•	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date
•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	Directors or Trustees of the Fund, and employees of the Funds’ investment adviser or any of its affiliates, as described in this Prospectus
•
Shares purchased from the proceeds of redemptions within the same Kinetics Mutual Funds family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on Advisor Class A and Advisor Class C Shares available at Merrill Lynch

•	Death or disability of the shareholder
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CDSC Waivers on Advisor Class A and Advisor Class C Shares available at Merrill Lynch

•	Shares sold as part of a systematic withdrawal plan as described in the Funds’ Prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	Shares acquired through a right of reinstatement
•
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to Advisor Class A and Advisor Class C shares only)

Front-end Sales Charge Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this Prospectus.
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the Kinetics Mutual Funds family, through Merrill Lynch, over a 13-month period of time
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Kinetics Mutual Funds, Inc.
The Alternative Income Fund	The Small Cap Opportunities Fund
The Internet Fund	The Market Opportunities Fund
The Global Fund	The Multi-Disciplinary Income Fund
The Paradigm Fund
The Medical Fund

Investment Adviser	Kinetics Asset Management LLC
and Shareholder Servicing Agent	470 Park Avenue South
New York, NY 10016

Legal Counsel	Drinker Biddle & Reath LLP
One Logan Square
Suite 2000
Philadelphia, PA 19103-6996

Independent Registered Public	[ ]
Accounting Firm	[ ]
[ ]

Distributor	Kinetics Funds Distributor LLC
470 Park Avenue South
New York, NY 10016

Transfer Agent, Fund Accountant,	U.S. Bancorp Fund Services, LLC
and Administrator	615 East Michigan Street
Milwaukee, WI 53202

Custodian	U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212
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You may obtain the following and other information on the Funds free of charge:

Statement of Additional Information (SAI) dated April 29, 2016
The SAI of the Funds provides more details about each Fund’s policies and management.  The Funds’ SAI is incorporated by reference into this Prospectus.

Annual and Semi-Annual Report
The annual and semi-annual reports for each Fund provide the most recent financial reports and portfolio listings.  The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year.

To receive any of these documents or the Funds’ Prospectus, free of charge, to request additional information about the Company or to make shareholder inquiries, please contact us:

By Telephone: (800) 930-3828	By Internet: http://www.kineticsfunds.com

By Mail:
Kinetics Mutual Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
 Milwaukee, WI 53201-0701

Additionally, the foregoing Fund documents are available on the Funds’ website listed above.

SEC:
Information about the Funds (including the SAI) can be reviewed and copied at the SEC Public Reference Room in Washington, D.C.  Please call (202) 551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, U.S. Securities and Exchange Commission, Washington, D.C. 20549-1520.

1940 Act File No. 811-09303
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No Load, Institutional, and Advisor Class A and C

KINETICS MUTUAL FUNDS, INC.

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2017

Fund	Ticker Symbol
	No Load Class	Advisor Class A	Advisor Class C	Institutional Class
The Alternative Income Fund	KWINX	KWIAX	KWICX	KWIIX
The Internet Fund	WWWFX	KINAX	KINCX	N/A
The Global Fund	WWWEX	KGLAX	KGLCX	N/A
The Paradigm Fund	WWNPX	KNPAX	KNPCX	KNPYX
The Medical Fund	MEDRX	KRXAX	KRXCX	N/A
The Small Cap Opportunities Fund	KSCOX	KSOAX	KSOCX	KSCYX
The Market Opportunities Fund	KMKNX	KMKAX	KMKCX	KMKYX
The Multi-Disciplinary Income Fund	KMDNX	KMDAX	KMDCX	KMDYX

Each of the series, (individually, a “Fund” and collectively, the “Funds”) of Kinetics Mutual Funds, Inc. (the “Company”) is in a master/feeder fund structure.  Each Fund is a feeder fund to a corresponding series (individually, a “Portfolio” and collectively, the “Portfolios”) of Kinetics Portfolios Trust (the “Trust”).  Unlike many other investment companies that directly acquire and manage their own portfolios of securities, the Funds seek their investment objectives by investing all of their investable assets in a Portfolio.  Each Portfolio, other than the Global Portfolio and the Multi-Disciplinary Income Portfolio which are diversified, is an open-end, non-diversified investment company with investment objectives, strategies and policies that are substantially identical to those of a Fund.

This Statement of Additional Information (“SAI”) provides general information about each of the Funds and the Portfolios.  This SAI is not a Prospectus and should be read in conjunction with the relevant Fund’s current No Load Class Prospectus, Institutional Class Prospectus, or Advisor Class A and Advisor Class C Prospectus, each dated April 30, 2017, as supplemented and amended from time to time, which are incorporated herein by reference.  To obtain a copy of the Funds’ Prospectuses, please write or call the Funds at the address or telephone number below.  To obtain a copy of the Portfolios’ Prospectus and SAI dated April 30, 2017, that provide general information about the Portfolios and are incorporated herein by reference, please write or call the Portfolios at the address or telephone number shown below.

Kinetics Mutual Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
Phone: 1-800-930-3828

The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Company’s most recent annual report to shareholders are incorporated by reference into this SAI.  A Fund’s annual report may be obtained free of charge upon request by writing or calling the Funds at the address or telephone number shown above.

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2

General Information about Kinetics Mutual Funds, Inc.

The Company is a Maryland corporation, established on March 26, 1999.  The Company is comprised of several series of mutual funds, all of which are open-end investment companies.  This SAI pertains to the No Load, Institutional, Advisor Class A and Advisor Class C shares of the Funds, each a series of the Company.  The Trust is a Delaware statutory trust, established on March 14, 2000.  The Trust is comprised of several series of mutual funds, all of which are open-end investment companies.  The principal business office for the Company and the Trust is located at 470 Park Avenue South New York, New York 10016.

General Information about the Investment Adviser

Kinetics Asset Management LLC (formerly known and conducting business as Kinetics Asset Management, Inc.) (“Kinetics” or “Adviser” or “Investment Adviser”) is a Delaware limited liability corporation that serves as the investment adviser to the Portfolios.  Founded in 1996, the Adviser provides investment advisory services to the Company and the Trust, a family of eight mutual funds, with discretionary management authority over approximately $2.452 billion in assets at March 31, 2016.

The Investment Adviser is a wholly-owned subsidiary of Horizon Kinetics LLC.

Capitalization

The authorized capitalization of the Company consists of 1 billion shares of common stock of $0.001 par value per share.  Each share has equal dividend, distribution and liquidation rights.  There are no conversion or preemptive rights applicable to any shares of the Funds.  All shares issued are fully paid and non-assessable.  Each holder of common stock has one vote for each share held.  Voting rights are non-cumulative.

The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value.  Each share has equal dividend, distribution and liquidation rights.  There are no conversion or preemptive rights applicable to any shares of the Portfolios.  All shares issued are fully paid and non-assessable.  Each holder of shares of beneficial interest has one vote for each share held.  Voting rights are non-cumulative.

Title and Description of Share Classes

The Company and the Trust currently consist of eight series each, respectively.  Under the Company’s Articles of Incorporation and a Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (“1940 Act”), each Fund is permitted to offer several classes of shares as follows: No Load Class, Institutional Class, Advisor Class A and Advisor Class C.  Advisor Class A shares are subject to a front-end sales load and a Rule 12b-1 fee as described in the applicable Prospectus.  Advisor Class C shares are subject to a Rule 12b-1 fee and contingent deferred sales charge as described in the applicable Prospectus.

All Classes are sold primarily to individuals who purchase shares through Kinetics Funds Distributor LLC (“KFD” or the “Distributor”), the Company’s distributor.  The expenses incurred pursuant to the Rule 12b-1 Plans will be borne solely by Advisor Class A and Advisor Class C shares of the applicable Funds and constitute the only expenses allocated on a Class by Class basis.

The Institutional Class is currently offered only by the Alternative Income Fund, Paradigm Fund, the Small Cap Opportunities Fund, the Market Opportunities Fund and the Multi-Disciplinary Income Fund.

Rights of Each Share Class

Each share of common stock of a Fund is entitled to one vote in electing Directors and other matters that may be submitted to shareholders for a vote.  All shares of all Classes of each Fund generally have equal voting rights.  However, matters affecting only one particular Fund or Class of shares can be voted on only by shareholders in that Fund or Class.  Only shareholders of Advisor Class A or Advisor Class C shares will be entitled to vote on matters submitted to a shareholder vote with respect to the Rule 12b-1 Plan applicable to such Class.  All shareholders are entitled to receive dividends when and as declared by the Board of Directors from time to time and as further discussed in the Prospectuses.
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3

Fund Structure

Unlike other mutual funds that directly acquire and manage their own portfolio securities, the Funds invest all of their investable assets in the corresponding Portfolios, which are separately registered investment companies.  Each Portfolio, in turn, invests in securities using the strategies described in the Prospectuses.  Accordingly, a shareholder’s interest in a Portfolio’s underlying investment securities is indirect.  In addition to selling a beneficial interest to the Fund, a Portfolio could also sell beneficial interests to other mutual funds or institutional investors.  Such investors would invest in a Portfolio on the same terms and conditions and would pay a proportionate share of a Portfolio’s expenses.  However, other mutual fund or institutional investors in a Portfolio are not required to sell their shares at the same public offering price as a Fund, and might bear different levels of ongoing expenses than a Fund.  Shareholders of a Fund should be aware that these differences would result in differences in returns experienced by the different mutual funds or institutional investors of a Portfolio.  Such differences in return are also present in other mutual fund structures.  In addition, a Master/Feeder Fund structure such as the structure used by each Fund, may serve as an alternative for large, institutional investors in a Fund who may prefer to offer separate, proprietary investment vehicles and who otherwise might establish such vehicles outside of the Fund’s current operational structure.  The Fund structure may also allow each Fund to stabilize its expenses and achieve certain operational efficiencies.  No assurance can be given, however, that the Fund structure will result in the Funds stabilizing their expenses or achieving greater operational efficiencies.

The Funds’ methods of operation and shareholder services are not materially affected by their investment in the Portfolios, except that the assets of the Funds may be managed as part of a larger pool of assets.  Since the Funds invest all of their assets in the respective Portfolios, they hold only beneficial interests in the Portfolios; the Portfolios invest directly in individual securities of other issuers.

Certain changes in a Portfolio’s objective, policies and/or restrictions may require the Company to withdraw a Fund’s interest in the corresponding Portfolio.  Any withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio.  The Fund could incur brokerage fees or other transaction costs in converting such securities to cash.  In addition, a distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.  The Company’s Board of Directors retains the right to withdraw the investments of any Fund from its corresponding Portfolio at any time if the Company’s Board of Directors determines that such withdrawal would be in the best interest of the Fund’s shareholders.  The Fund would then invest all of its assets directly in individual securities of other issuers or invest in another Portfolio of the Trust.

Smaller funds investing in the Portfolios may be materially affected by the actions of larger funds investing in the Portfolios.  For example, if a large fund withdraws from a Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns.  Additionally, the Portfolios may become less diverse, resulting in increased portfolio risk.  However, this possibility also exists for traditionally structured funds that have large or institutional investors.

Funds with a greater pro rata ownership in a Portfolio could have effective voting control of the operations of the Portfolio.  Whenever the Company is requested to vote on matters pertaining to a Portfolio, the Company will hold a meeting of shareholders of the corresponding Fund or Funds and will cast all of its votes in the Portfolio in the same proportion as the Fund’s shareholders.  Shares of a Fund for which no voting instructions have been received will be voted in the same proportion as those shares for which instructions are received.
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4

Non-Diversification of Investments

The Portfolios, except the Alternative Income Portfolio, the Global Portfolio and the Multi-Disciplinary Income Portfolio, and the Funds, except the Alternative Income Fund, the Global Fund and the Multi-Disciplinary Income Fund, are non-diversified under the 1940 Act, which means that there is no restriction as to how much the Portfolios/Funds may invest in the securities of any one issuer.  However, to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), the Portfolios/Funds intend to comply, as of the end of each taxable quarter, with certain diversification requirements imposed by the Code.  Pursuant to these requirements, at the end of each taxable quarter, each Portfolio/Fund, among other things, will not have investments in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) of more than 25% of the value of each Portfolio/Fund’s total assets.  In addition, each Portfolio/Fund, with respect to 50% of its total assets, will not have investments in the securities of any issuer equal to 5% of the Portfolio/Fund’s total assets, and will not purchase more than 10% of the outstanding voting securities of any one issuer.  As non-diversified investment companies, the Portfolios/Funds may be subject to greater risks than diversified companies because of the larger impact of fluctuation in the values of securities of fewer issues.

Diversification

Each of the Alternative Income Portfolio, the Global Portfolio and the Multi-Disciplinary Income Portfolio, and each of the Alternative Income Fund, the Global Fund and the Multi-Disciplinary Income Fund, is a diversified investment company.  This means that, with respect to 75% of each Portfolio/Fund’s total assets, the Portfolio/Fund may not invest more than 5% of its total assets in the securities of a single issuer or hold more than 10% of the voting securities of such issuer.  This does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

Under applicable federal securities laws, the diversification of an investment company’s holdings is measured at the time the investment company purchases a security.  However, if a Portfolio/Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Portfolio/Fund’s total assets due to movements in the financial markets.  If the market affects several securities held by the Portfolios/Funds, the Portfolios/Funds may have a greater percentage of their assets invested in securities of fewer issuers.  Accordingly, the Portfolios/Funds are subject to the risk that their performance may be hurt disproportionately by the poor performance of relatively few securities despite the Portfolios/Funds qualifying as diversified investment companies.

Description of the Funds

With the exception of the Multi-Disciplinary Income Fund, the investment objectives listed below are fundamental objectives and therefore cannot be changed without the approval of shareholders.  The investment objective of the Multi-Disciplinary Income Fund is non-fundamental and can be changed without the approval of shareholders upon 60 days’ notice to shareholders.
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The Alternative Income Fund

The Alternative Income Fund is a diversified fund with a primary investment objective of providing current income and gains and a secondary investment objective of obtaining long-term growth of capital.  The Fund seeks to achieve its objectives by investing all of its investable assets in the Portfolio.  Under normal circumstances, the Alternative Income Portfolio will hold a portfolio of fixed income and equity securities and implement equity option strategies intended to generate returns from the collection of option premiums.  The Alternative Income Portfolio may invest up to 100% of its net assets in fixed income securities, derivatives, stocks and cash or cash equivalents that may be committed as collateral for option strategies.  The Fund should not be used as a trading vehicle.

The Internet Fund

The Internet Fund is a non-diversified fund with an investment objective of long-term growth of capital.  The Funds seeks to obtain current income as a secondary objective.  The Fund is designed for long-term investors who understand and are willing to accept the risk of loss involved in investing in a mutual fund seeking long-term capital growth.  The Fund seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio.  Except during temporary defensive periods, the Internet Portfolio invests at least 80% of its net assets plus any borrowings for investment purposes in common stocks, convertible securities, warrants and other equity securities having the characteristics of common stocks (such as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”)), of U.S. and foreign companies engaged in the Internet and Internet-related activities. The Internet Portfolio may also invest in exchange-traded funds (“ETFs”) and purchase and write options for hedging purposes and/or direct investment and whose businesses are vastly improved through the distribution of content and reduction of costs with the use of the Internet, such as content providers, computer hardware and software, venture capital, Internet service providers, Internet portals, wireless/broadband access, e-commerce, financial service companies, auction houses, and telecommunications.  The Fund should not be used as a trading vehicle.

The Global Fund

The Global Fund is a diversified fund with an investment objective of long-term growth of capital.  The Fund is designed for long-term investors who understand and are willing to accept the risk of loss involved in investing in a mutual fund seeking long-term capital growth.  The Fund seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio.  Except during temporary defensive periods, the Portfolio invests at least 65% of its net assets plus any borrowings for investment purposes in equity securities of foreign and U.S. companies listed on publicly traded exchanges in countries around the world, and in ETFs.   The Fund should not be used as a trading vehicle.

The Paradigm Fund

The Paradigm Fund is a non-diversified fund with an investment objective of long-term growth of capital.  The Fund is designed for long-term investors who understand and are willing to accept the risk of loss involved in investing in a mutual fund seeking long-term capital growth.  The Fund seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio. Except during temporary defensive periods, the Portfolio invests at least 65% of its net assets in the common stocks, convertible securities, warrants and other securities having the characteristics of common stocks (such as ADRs, GDRs, and IDRs) of U.S. and foreign companies, and in ETFs.  The Portfolio will invest in companies that the investment adviser believes are undervalued, that have high returns on equity, and that are well positioned to reduce their costs, extend the reach of their distribution channels and experience significant growth in their assets or revenues.  The Fund should not be used as a trading vehicle.
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The Medical Fund

The Medical Fund is a non-diversified fund with an investment objective of long-term growth of capital.  The Fund is designed for long-term investors who understand and are willing to accept the risk of loss involved in investing in a mutual fund seeking long-term capital growth.  The Fund seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio.  Except during temporary defensive periods, the Portfolio invests at least 80% of its net assets plus any borrowings for investment purposes in common stocks, convertible securities, warrants and other securities having the characteristics of common stocks (such as ADRs, GDRs, and IDRs) of U.S. and foreign companies engaged in the medical research, pharmaceutical and technology industries and related medical technology industries, generally, with an emphasis toward companies engaged in cancer research and drug development, such as pharmaceutical development companies, surgical and medical instrument manufacturers and developers, pharmaceutical manufacturers, and biotech and medical research companies.  The Portfolio may also invest in ETFs.  The Fund should not be used as a trading vehicle.

The Small Cap Opportunities Fund

The Small Cap Opportunities Fund is a non-diversified fund with an investment objective of long-term growth of capital.  The Fund is designed for long-term investors who understand and are willing to accept the risk of loss involved in investing in a mutual fund seeking long-term capital growth.  The Fund seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio.  Except during temporary, defensive periods, at least 80% of the Portfolio’s net assets plus any borrowings for investment purposes will be invested in common stocks, convertible securities, warrants and other securities having the characteristics of common stocks (such as ADRs, GDRs, and IDRs) of U.S. and foreign small capitalization companies that provide attractive valuation opportunities.  The Portfolio may also invest in ETFs.  The Fund should not be used as a trading vehicle.

The Market Opportunities Fund

The Market Opportunities Fund is a non-diversified fund with an investment objective of long-term capital growth. The Fund is designed for long-term investors who understand and are willing to accept the risk of loss involved in investing in a mutual fund seeking long-term capital growth.  The Fund seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio. Except during temporary defensive periods, the Market Opportunities Portfolio invests at least 65% of its net assets in common stocks, convertible securities, warrants and other equity securities having the characteristics of common stocks (such as ADRs, GDRs and IDRs) of U.S. and foreign companies involved in capital markets or related to capital markets, as well as companies involved in the gaming industry, and in ETFs that invest significantly in such securities.  Capital market companies include companies that are engaged in or derive a substantial portion of their revenue from activities with a publicly traded securities exchange, such as equity exchanges and commodity exchanges, including but not limited to clearing firms and brokerage houses. The Market Opportunities Portfolio may also purchase and write options for hedging purposes and/or direct investment.  The Fund should not be used as a trading vehicle.

The Multi-Disciplinary Income Fund

The Multi-Disciplinary Income Fund is a diversified fund with an investment objective of total return.  The Fund seeks to achieve its objective by investing all of its investable assets in its corresponding Portfolio.  The Portfolio’s investment objective is non-fundamental and can be changed without the approval of shareholders upon 60 days’ notice to shareholders.  The Portfolio utilizes a two-part investment strategy, which includes fixed-income components, including fixed-income ETFs and derivatives components.  The Portfolio’s fixed-income component focuses primarily on high-yield corporate bonds, issued principally in the United States.  Except during temporary defensive periods, the Portfolio will invest at least 65% of its investable assets in fixed-income securities, derivatives and cash or cash equivalents committed as collateral for written options contracts.  The Portfolio’s option strategy component focuses on the use of options on companies that the Investment Adviser believes have unique business attributes and/or long-term unique fundamental business characteristics.  The companies that are targeted for various option strategies undergo a fundamental analysis by the Investment Adviser to understand such business as completely as possible.  The Fund should not be used as a trading vehicle.
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Investment Restrictions

The investment restrictions of each Fund may be changed only with the approval of the holders of a majority of a Fund’s outstanding voting securities.  The investment restrictions of each Portfolio may be changed only with the approval of the holders of a majority of a Portfolio’s outstanding voting securities.  As used in this SAI, “a majority of a Fund’s (or Portfolio’s) outstanding voting securities” means the lesser of (1) 67% of the shares of common stock/beneficial interest of the Fund/Portfolio represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of common stock/beneficial interest of the Fund/Portfolio. Unless otherwise noted, each Fund and their corresponding Portfolio have adopted and are subject to substantially identical fundamental investment restrictions.

1.	Each Fund/Portfolio will not act as underwriter for securities of other issuers.

2.	Each Fund/Portfolio will not make loans amounting to more than 33 1/3% of its total assets (including any collateral posted) or 50% of its total assets (excluding any collateral posted).

3.
With respect to 50% of its total assets, each Fund/Portfolio will not invest in the securities of any issuer if as a result the Fund/Portfolio holds more than 10% of the outstanding securities or more than 10% of the outstanding voting securities of such issuer.  This policy shall not be deemed violated to the extent that each Fund invests all of its investable assets in their respective Portfolios.

4.
Each Fund/Portfolio will not borrow money or pledge, mortgage, or hypothecate its assets except to facilitate redemption requests that might otherwise require the untimely disposition of portfolio securities and then only from banks and in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market at the time of such borrowing, pledge, mortgage, or hypothecation and except that (a) with respect to each Fund/Portfolio other than the Multi-Disciplinary Income Fund/Portfolio, each Fund/Portfolio may enter into futures contracts and related options and (b) with respect to the Multi-Disciplinary Income Fund/Portfolio, to the extent permitted by the 1940 Act.

5.
Each Fund/Portfolio (other than the Alternative Income Fund/Portfolio and the Multi-Disciplinary Income Fund/Portfolio) will not invest more than 10% of the value of its net assets in illiquid securities, restricted securities, and other securities for which market quotations are not readily available.  The Alternative Income Fund/Portfolio will not invest more than 15% of the value of its net assets in illiquid securities, restricted securities, and other securities for which market quotations are not readily available.  This policy shall not be deemed violated to the extent that the Funds invest all of their investable assets in the respective Portfolios.

6.
The Alternative Income Fund/Portfolio will not invest in the securities of any one industry with the exception of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, if, as a result, more than 25% of the Fund’s/Portfolio’s total net assets would be invested in the securities of such industries.  This policy shall not be deemed violated to the extent that the Fund invests all its investable assets in the Portfolio.

7.
The Internet Fund/Portfolio will not invest in the securities of any one industry except the Internet and Internet-related industries, with the exception of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, if as a result, more than 20% of the Fund’s/Portfolio’s total net assets would be invested in the securities of such industries.  Except during temporary defensive periods, at least 80% of the Fund’s/Portfolio’s total net assets will be invested in the securities of domestic and foreign companies that are engaged in the Internet and Internet-related activities.  This policy shall not be deemed violated to the extent that the Fund invests all of its investable assets in the Portfolio.

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8.
The Paradigm Fund/Portfolio will not invest in the securities of any one industry, with the exception of securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities, if as a result more than 20% of the Fund’s/Portfolio’s total net assets would be in the securities of such industries.  This policy shall not be deemed violated to the extent that the Paradigm Fund invests all of its investable assets in the Portfolio invests its investable assets in the Portfolio.

9.
The Medical Fund/Portfolio will not invest in the securities of any one industry except in domestic and foreign companies engaged in the medical research, pharmaceutical and technology industries and related medical technology industries, generally, with an emphasis toward companies engaged in cancer research and drug development, with the exception of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, if as a result, more than 20% of the Fund’s/Portfolio’s total net assets would be invested in the securities of such industry.  Except during temporary defensive periods, not less than 80% of the Fund’s/Portfolio’s total net assets will be invested in the securities of companies engaged in the medical research, pharmaceutical and technology industries and related technology industries, generally, with an emphasis toward publicly traded entities engaged in cancer research and drug development.  This policy shall not be deemed violated to the extent that the Fund invests all of its investable assets in the Portfolio.

10.
The Small Cap Opportunities Fund/Portfolio will not invest in the securities of any one industry, with the exception of securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities, if as a result, more than 20% of the Fund’s/Portfolio’s total net assets would be invested in the securities of such industry.  Except during temporary defensive periods, at least 80% of the Fund’s/Portfolio’s net assets plus any borrowings for investment purposes will be invested in the securities of domestic and foreign small capitalization companies that provide attractive valuation opportunities due to lack of institutional ownership, lack of significant analyst coverage, or short-term earnings disappointments.  This policy shall not be deemed violated to the extent that the Fund invests all of its investable assets in the Portfolio.

11.
The Market Opportunities Fund/Portfolio will not invest in the securities of any one industry, except in the securities of U.S. and foreign companies engaged in capital markets or related to capital markets and in the gaming industry, with the exception of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, if, as a result, more than 20% of the Portfolio’s total net assets would be invested in the securities of such industry.  This policy shall not be deemed violated to the extent that the Fund invests all of its investable assets in the Portfolio.

12.
The Global Fund/Portfolio, and the Multi-Disciplinary Income Fund/Portfolio will not invest in the securities of any one industry, with the exception of securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities, if, as a result, more than 25% of the Portfolio’s total net assets would be invested in the securities of such industry.  This policy shall not be deemed violated to the extent that the Funds invest all of their investable assets in their respective Portfolios.

13.
The Funds/Portfolios will not purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs or real estate except that the Funds/Portfolios may purchase and sell securities of companies that deal in oil, gas, or mineral exploration or development programs or interests therein.

14.	The Funds/Portfolios will not issue senior securities.

With respect to Investment Limitations Nos. 6 through 12 above, utility companies will be divided according to their services; for example, gas, electric and telephone will each be considered a separate industry.  If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value in the portfolio securities held by a Portfolio will not constitute a violation of such limitation.
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Non-Fundamental Investment Limitations

The following are the Funds’ and Portfolios’ non-fundamental operating policies that may be changed by the Board of Directors of the Company and the Board of Trustees of the Trust, respectively, without shareholder approval.

1.
The Internet Fund/Portfolio, the Medical Fund/Portfolio and the Small Cap Opportunities Fund/Portfolio will not make any changes in their respective investment policies of investing at least 80% of net assets in the investments suggested by a Fund’s/Portfolio’s name without first providing the Fund’s/Portfolio’s shareholders with at least 60 days’ prior notice.

2.
The Multi-Disciplinary Income Fund/Portfolio will not invest more than 15% of the value of its total assets in illiquid securities, restricted securities, and other securities for which market quotations are not readily available.  This policy shall not be deemed violated to the extent that the Multi-Disciplinary Income Fund invests all of its investable assets in the Multi-Disciplinary Income Portfolio.

Investment Policies and Associated Risks

The following paragraphs provide a more detailed description of the Funds’ and Portfolios’ investment policies and risks identified in the Prospectus.  Unless otherwise noted, the policies described in this SAI pertain to each Fund and their corresponding Portfolio.  Furthermore, unless otherwise noted, the policies described in this SAI are not fundamental and may be changed by the Board of Directors of the Company and the Board of Trustees of the Trust, respectively, without shareholder approval.

Common and Preferred Stock; Convertible Securities

Common stocks are units of ownership of a corporation.  Preferred stocks are stocks that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.  Some preferred stocks may be convertible into common stock.  Convertible securities are securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

Short Sales

The Multi-Disciplinary Income Portfolio and the Alternative Income Portfolio may enter into short sales. Short sales are transactions in which a fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium or a negative rebate (short rebate), which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Portfolio replaces a borrowed security in connection with a short sale, the Portfolio will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with positions taken by the staff of the Securities and Exchange Commission (the “SEC”).
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The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, negative rebate (short rebate) or amounts in lieu of interest the Portfolio may be required to pay in connection with a short sale.

Warrants

Each Portfolio may purchase, and the Multi-Disciplinary Income Portfolio may also sell short, warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that a Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Debt Securities

The Portfolios may invest in (and the Multi-Disciplinary Income Portfolio may invest all of its assets in) convertible and non-convertible debt obligations without regard to rating, and as a result, the Portfolios may purchase or hold securities in the lowest rating categories.  Debt securities in these lowest investment grade categories are considered to be below investment grade securities that may not have adequate capacity to pay principal or that otherwise generally lack the characteristics of desirable investments.  As compared to debt securities with higher ratings, these “high risk” securities are vulnerable to nonpayment and depend to a larger degree upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  With the exception of the Multi-Disciplinary Income Portfolio, at no time will the Portfolios have more than 20% of their respective total assets, and for the Alternative Income Portfolio 50% of its total assets, invested in any debt securities that are rated below investment grade or if the security is unrated, of comparable quality as determined by the Adviser, either at the time of purchase or as a result of a reduction in rating after purchase.  Please see “Appendix A” to this SAI for a description of debt security ratings.

The fixed-income securities in which the Portfolios may invest are generally subject to interest rate risk, credit risk, market risk and call risk.

Interest Rate Risk. The risk that when interest rates increase, fixed-income securities held by a Portfolio will decline in value.  Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.  The longer the duration of a bond, the more a change in interest rates affects the bond’s price.  Short-term and long-term interest rates may not move the same amount and may not move in the same direction.  It is likely there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates.  The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant, including falling market values and reduced liquidity.  Substantial redemptions from bond and other income funds may worsen that impact.  Other types of securities also may be adversely affected from an increase in interest rates.

Credit Risk. This risk relates to the ability of the issuer to meet interest and principal payments, as they become due.  The ratings given a security by rating services such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Rating Service (“S&P”) provide a generally useful guide as to such credit risk.  The lower the rating given a security by such rating service, the greater the credit risk such rating service perceives to exist with respect to such security.  Increasing the amount of Portfolio assets invested in unrated or lower-grade securities, while intended to increase the yield produced by those assets, will also increase the credit risk to which those assets are subject.
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Market Risk.  All mutual funds are affected by changes in the economy and swings in investment markets.  These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.

Call Risk.  The risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as an asset-backed security) earlier than expected.  This may happen when there is a decline in interest rates.  Under these circumstances, a Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

When-Issued and Delayed Delivery Transactions

Each Portfolio may purchase short-term obligations on a when-issued or delayed delivery basis.  These transactions are arrangements in which the Portfolios purchase securities with payment and delivery scheduled for a future time.  The seller’s failure to complete these transactions may cause the Portfolios to miss a price or yield considered advantageous.  Settlement dates may be a month or more after entering into these transactions and the market values of the securities purchased may vary from the purchase prices.

The Portfolios may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so.  In addition, each Portfolio may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates.  A Portfolio may realize short-term profits or losses upon the sale of such commitments.

These transactions are made to secure what is considered to be an advantageous price or yield for a Portfolio.  No fees or other expenses, other than normal transaction costs, are incurred.  However, liquid assets of a Portfolio sufficient to make payment for the securities to be purchased are segregated on the Portfolio’s records at the trade date.  These assets are marked to market daily and are maintained until the transaction is settled.  The Portfolios do not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of their assets.

Exchange-Traded Funds (ETFs)

Each Portfolio may invest in open-end investment companies whose shares are listed for trading on a national securities exchange or the Nasdaq Market System.  ETF shares typically trade like shares of common stock and provide investment results that generally correspond to the price and yield performance of the component stocks of a widely recognized index such as the S&P 500® Index.  There can be no assurance, however, that this can be accomplished as it may not be possible for an ETF to replicate the composition and relative weightings of the securities of its corresponding index.  ETFs are subject to risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment.  Individual shares of an ETF are generally not redeemable at their net asset value (“NAV”), but trade on an exchange during the day at prices that are normally close to, but not the same as, their NAV.  There is no assurance that an active trading market will be maintained for the shares of an ETF or that market prices of the shares of an ETF will be close to their NAV.
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Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent a Portfolio invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Portfolio will indirectly be subject to leveraging risk. The more these ETFs invest in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Because leverage tends to exaggerate the effect of any increase or decrease in the value of an ETF’s portfolio securities or other investments, leverage will cause the value of an ETF’s shares to be more volatile than if the ETF did not use leverage. A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause a leveraged ETF to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where a leveraged ETF, for any reason, is unable to close out the transaction.  In addition, to the extent a leveraged ETF borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the ETF’s investment income, resulting in greater losses. Such ETFs often “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time, which may be enhanced during the periods of increased market volatility. These investment vehicles may be extremely volatile and can potentially expose an investing Portfolio to theoretically unlimited losses.

Investments in securities of ETFs beyond the limitations set forth in Section 12(d)(1)(A) of the 1940 Act are subject to certain terms and conditions set forth in an exemptive order issued by the SEC to the ETF.  Under Sections 12(d)(l)(A) and (B) of the 1940 Act, each Portfolio may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual fund, including closed-end fund), but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Portfolio if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Portfolio; and (ii) the Portfolio has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½%.  An investment company that issues shares to a Portfolio pursuant to paragraph 12(d)(l)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.  Each Portfolio (or the Adviser acting on behalf of a Portfolio) must comply with the following voting restrictions: when the Portfolio exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Portfolio, the Portfolio will either seek instruction from the Portfolio’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Portfolio in the same proportion as the vote of all other holders of such security.  The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to a mutual fund’s own expenses.

Each Portfolio may also acquire investment company shares received or acquired as dividends, through offers of exchange or as a result of reorganization, consolidation or merger.  The purchase of shares of other investment companies may result in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs and investment advisory and administrative fees.
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Investment Company Securities

Each Portfolio may invest in securities issued by other investment companies to the extent permitted by the 1940 Act.  Under Sections 12(d)(l)(A) and (B) of the 1940 Act, each Portfolio may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual fund, including closed-end fund), but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Portfolio if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Portfolio; and (ii) the Portfolio has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½%.  An investment company that issues shares to a Portfolio pursuant to paragraph 12(d)(l)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.  Each Portfolio (or the Adviser acting on behalf of a Portfolio) must comply with the following voting restrictions: when the Portfolio exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Portfolio, the Portfolio will either seek instruction from the Portfolio’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Portfolio in the same proportion as the vote of all other holders of such security.  Because other investment companies employ an investment adviser, such investments by each Portfolio may cause shareholders to bear duplicate fees.  In addition, Rule 12d1-1 under the 1940 Act permits a Portfolio to invest an unlimited amount of its uninvested cash in a money market fund so long as, among other things, said investment is consistent with a Portfolio’s investment objectives and policies, as applicable. As a shareholder in an investment company, a Portfolio would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.

Restricted and Illiquid Securities

An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Portfolio has valued the investment.  Each Portfolio may invest in a limited amount of securities that are illiquid at the time of purchase, including restricted securities and other securities for which market quotations are not readily available.  Restricted securities are any securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”) and are illiquid.  For purposes of each Fund’s/ Portfolio’s limitation on purchases of illiquid securities described in “Investment Restrictions” above, securities that are not registered under the 1933 Act and are determined to be liquid based upon a review of the trading markets for the specific restricted security will not be included.  This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Depositary Receipts

The Portfolios may each invest in ADRs and in other forms of depositary receipts, such as IDRs and GDRs.  Depositary receipts are typically issued in connection with a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.  In particular, ADRs represent the right to receive securities of foreign issuers deposited in a bank or other depositary.  ADRs are traded in the United States and the prices of ADRs are quoted in U.S. dollars.  Investments in depositary receipts involve certain inherent risks generally associated with investments in foreign securities, including the following:

Political and Economic Factors.  Individual foreign economies of certain countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position.  The internal politics of certain foreign countries may not be as stable as those of the United States.  Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners.  Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations.  A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of an ADR’s underlying portfolio securities denominated in that currency.  Such changes will affect a Portfolio to the extent that the Portfolio each is invested in ADRs comprised of foreign securities.
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Taxes.  The interest and dividends payable on certain foreign securities comprising an ADR may be subject to foreign withholding taxes, thus reducing the net amount of income to be paid to the Portfolios and that may ultimately be available for distribution to the Portfolios’ and Funds’ shareholders.

Derivatives
Buying Call and Put Options.  Each of the Portfolios may purchase call options.  Such transactions may be entered into in order to limit the risk of a substantial increase in the market price of the security that a Portfolio intends to purchase.  Prior to its expiration, a call option may be sold in a closing sale transaction.  Any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction cost.

Each of the Portfolios may purchase put options.  By buying a put, a Portfolio has the right to sell a security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires.  The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction cost.  Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

Writing (Selling) Call and Put Options.  Each Portfolio may write covered options on equity and debt securities and indices.  The Multi-Disciplinary Income Portfolio may write up to 100% of its assets in put options on equity and, to a limited extent, debt securities and indices, for hedging or non-hedging purposes.  The Multi-Disciplinary Income Portfolio may also write more than 5% of its net assets on covered call options on equity and debt securities and indices.  In the case of call options, so long as a Portfolio is obligated as the writer of a call option, it will own the underlying security subject to the option, however, index options and sector/industry based ETF options will be considered covered if the Portfolio holds a portfolio of securities substantially correlated with the movement of the index (or, to the extent it does not hold such a portfolio, segregates liquid assets in an amount equal to the value of the option on a daily, marked-to-market basis).  In the case of put options, it will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.

Covered call options written by a Portfolio give the holder the right to buy the underlying securities from the Portfolio at a stated exercise price.  A call option written by a Portfolio is “covered” if the Portfolio owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio or, in the case of index options and sector/industry based ETF options, will be considered covered if the Portfolio  holds a portfolio of securities substantially correlated with the movement of the index.  A call option is also covered if a Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash and high grade debt securities in a segregated account with its custodian bank. The Portfolios may purchase securities, which may be covered with call options solely on the basis of considerations consistent with the investment objectives and policies of the Portfolios.  A Portfolio’s turnover may increase through the exercise of a call option; this will generally occur if the market value of a “covered” security increases and a Portfolio has not entered into a closing purchase transaction.

As a writer of an option, each Portfolio receives a premium less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price.  The premium serves to mitigate the effect of any depreciation in the market value of the security.  The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price, the volatility of the underlying security, the remaining term of the option, the existing supply and demand, and the interest rates.
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The writer of a call option may have no control over when the underlying securities must be sold because the writer may be assigned an exercise notice at any time prior to the termination of the obligation.  Exercise of a call option by the purchaser will cause a Portfolio, as applicable, to forego future appreciation of the securities covered by the option.  Whether or not an option expires unexercised, the writer retains the amount of the premium.  This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period.  If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security.  Thus during the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price.  It retains the risk of the loss should the price of the underlying security or foreign currency decline.  Writing call options also involves risks relating to a Portfolio’s ability to close out the option it has written.

Each Portfolio may write exchange-traded call options on its securities.  Call options may be written on portfolio securities indices, or foreign currencies.  With respect to securities and foreign currencies, each Portfolio may write call and put options on an exchange or over-the-counter.  Call options on portfolio securities will be covered since a Portfolio, as applicable, will own the underlying securities.  Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities that are not otherwise hedged with options or financial futures contracts and will be “covered” by identifying the specific portfolio securities being hedged.  Options on foreign currencies will be covered by securities denominated in that currency.  Options on securities indices will be covered by securities that substantially replicate the movement of the index.

A put option on a security, security index, or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security, index, or foreign currency at the exercise price at any time during the option period.  When a Portfolio writes a secured put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price.  However, a Portfolio remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls bellows the exercise price) at any time during the option period.  If the price of the underlying security falls below the exercise price, a Portfolio may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received.  Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price.  A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price.  However, the writer of the put option has retained the opportunity for appreciation above the exercise price should the market price of the underlying security or foreign currency increase.  Writing put options also involves risks relating to a Portfolio’s ability to close out the option that it has written.

The writer of an option who wishes to terminate its obligation may effect a “closing purchase transaction” by buying an option of the same series as the option previously written.  The effect of the purchase is that the clearing corporation will cancel the writer’s position.  However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option.  There is also no guarantee that a Portfolio will be able to effect a closing purchase transaction for the options it has written.

Effecting a closing purchase transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with a different exercise price, expiration date, or both.  Effecting a closing purchase transaction will also permit a Portfolio to use cash or proceeds from the investments.  If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing purchase transaction before or at the same time as the sale of the security.
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A Portfolio will realize a profit from a closing purchase transaction if the price of the transaction is less than the premium received from writing the option.  Likewise, a Portfolio will realize a loss from a closing purchase transaction if the price of the transaction is more than the premium received from writing the option.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

Writing Over-The-Counter (“OTC”) Options.  Each Portfolio, except the Multi-Disciplinary Income Portfolio, may engage in options transactions that trade on the OTC market to the same extent that it intends to engage in exchange-traded options.  The Multi-Disciplinary Income Portfolio may invest to a limited extent in OTC options.  Just as with exchange-traded options, OTC options give the holder the right to buy an underlying security from, or sell an underlying security to, an option writer at a stated exercise price.  However, OTC options differ from exchange-traded options in certain material respects.

OTC options are arranged directly with dealers and not, as is the case with exchange-traded options, through a clearing corporation.  Thus, there is a risk of non-performance by the dealer.  Because there is no exchange, pricing is typically done by reference to information obtained from market makers.  Since OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, the writer of an OTC option is paid the premium in advance by the dealer.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction.  There can be no assurance that a continuously liquid secondary market will exist for any particular option at any specific time.  Consequently, a Portfolio may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it.  Similarly, when a Portfolio writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option.  If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised.  Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so.  Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer.  Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The staff of the Securities and Exchange Commission (“SEC”) has often taken the position that purchased OTC options and the assets used to “cover” written OTC options are illiquid securities.

The Portfolios will adopt procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions on the liquidity of the Portfolios.

Futures Contracts.  Each Portfolio may buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions.  A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck.  A stock index futures contract does not involve the physical delivery of the underlying stocks in the index.  Although stock index futures contracts call for the actual taking or delivery of cash, in most cases each Portfolio expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.
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Each Portfolio will incur brokerage fees when it purchases and sells stock index futures contracts, and at the time a Portfolio purchases or sells a stock index futures contract, it must make a good faith deposit known as the “initial margin”.  Thereafter, a Portfolio may need to make subsequent deposits, known as “variation margin”, to reflect changes in the level of the stock index.  Each Portfolio may buy or sell a stock index futures contract so long as the sum of the amount of margin deposits on open positions with respect to all stock index futures contracts does not exceed 10% of the Alternative Income Portfolio’s total assets or 5% of each other Portfolio’s net assets.

To the extent a Portfolio enters into a stock index futures contract, it will maintain with its custodian bank (to the extent required by the rules of the SEC) assets in a segregated account to cover its obligations or in futures or options accounts with custodial brokers.  Such assets may consist of cash, cash equivalents, or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments.

Risks Associated With Options and Futures.  Although the Portfolios may each write covered call options and purchase and sell stock index futures contracts to hedge against declines in market value of their portfolio securities, the use of these instruments involves certain risks.  As the writer of covered call options, a Portfolio receives a premium but loses any opportunity to profit from an increase in the market price of the underlying securities, though the premium received may partially offset such loss.

Although stock index futures contracts may be useful in hedging against adverse changes in the value of investment securities, they are derivative instruments that are subject to a number of risks.  During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of a Portfolio’s investments.  In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations.  Changes in the market value of a Portfolio’s investment securities may differ substantially from the changes anticipated by the Portfolio when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than the initial investment in such a contract.

Successful use of futures contracts depends upon the Adviser’s ability to correctly predict movements in the securities markets generally or of a particular segment of a securities market.  No assurance can be given that the Adviser’s judgment in this respect will be correct.

The Commodity Futures Trading Commission and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person may hold or control in a particular futures contract.  Trading limits are imposed on the number of contracts that any person may trade on a particular trading day.  An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions.  These trading and positions limits will not have an adverse impact on a Portfolio’s strategies for hedging its securities.

Participatory Notes.  The Global Portfolio may invest in participatory notes issued by banks or broker-dealers that are designed to replicate the performance of certain issuers and markets. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. The performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate.  In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Portfolio. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Portfolio is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes. Participatory notes involve transaction costs. Participatory notes may be considered illiquid and, therefore, participatory notes considered illiquid will be subject to the Portfolio’s percentage limitation for investments in illiquid securities.
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Interest Rate Swaps, Total Rate of Return Swaps, Credit Swaps, Interest Rate Floors, Caps and Collars and Currency Swaps (The Alternative Income Portfolio and the Multi-Disciplinary Income Portfolio)

The Alternative Income Portfolio and the Multi-Disciplinary Income Portfolio may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured.  Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments.  The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or, in the case of credit default swaps, the right to receive or make a payment from the other party, upon the occurrence of specific credit events. The Portfolio also may enter into currency swaps, which involve the exchange of the rights of the Portfolio and another party to make or receive payments in specific currencies.

Some transactions, such as interest rate swaps and total rate of return swaps are entered into on a net basis, i.e., the two payment streams are netted out, with the Alternative Income Portfolio or the Multi-Disciplinary Income Portfolio receiving or paying, as the case may be, only the net amount of the two payments.  If the other party to such a transaction defaults, the Alternative Income Portfolio and the Multi-Disciplinary Income Portfolio’s risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any.  In contrast, other transactions involve the payment of the gross amount owed. For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by the Alternative Income Portfolio or the Multi-Disciplinary Income Portfolio under a swap or an interest rate floor, cap or collar is covered by segregated cash or liquid assets, the Alternative Income Portfolio, the Multi-Disciplinary Income Portfolio and the Adviser believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Alternative Income Portfolio and the Multi-Disciplinary Income Portfolio’s borrowing restrictions.

Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation. The use of credit default swaps may be limited by the Portfolio’s limitation on illiquid investments.

When used for hedging purposes, the Portfolio would be the buyer of a credit default swap contract. In that case, the Portfolio would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Portfolio would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, which is the risk that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.
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When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

The Portfolio will not enter into a total rate of return, credit, currency or interest rate swap or interest rate floor, cap or collar transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by S&P or Fitch, or A or Prime-1 or better by Moody’s or a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization (“NSRO”) or, if unrated by such rating organization, is determined to be of comparable quality by the Adviser.  If there is a default by the other party to such transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.  The use of interest rate, total rate of return, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecast of market values, interest rates and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

Distressed Investments

Each Portfolio, other than the Alternative Income Portfolio and the Multi-Disciplinary Income Portfolio, may invest up to 5% of its assets in securities of companies that are in financial distress (i.e., involved in bankruptcy or reorganization proceedings).  The Alternative Income Portfolio and the Multi-Disciplinary Income Portfolio may invest up to 15% of its total assets in securities of companies that are in financial distress.  These securities may include, among other things, senior or subordinated fixed income securities, common stock, preferred stock, warrants and other kinds of indebtedness.  There can be no assurance that the Adviser will correctly evaluate all the factors that could affect the outcome of an investment in these types of securities.  Financially distressed securities involve considerable risk that can result in substantial or even total loss on a Portfolio’s investment.

It is often difficult to obtain information as to the true condition of financially distressed securities.  These securities are often subject to litigation among the participants in the bankruptcy or reorganization proceedings.  Such investments may also be adversely affected by federal and state laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and a bankruptcy court’s power to disallow, reduce, subordinate or disenfranchise particular claims.  These and other factors contribute to above-average price volatility and abrupt and erratic movements of the market prices of these securities.  In addition, the spread between the bid and asked prices of such securities may be greater than normally expected and it may take a number of years for the market price of such securities to reflect their intrinsic value.

Securities of financially troubled companies require active monitoring and may, at times, require participation in bankruptcy or reorganization proceedings by the Adviser.  To the extent that the Adviser becomes involved in such proceedings, the Adviser may have a more active participation in the affairs of the issuer than that assumed generally by a shareholder, and such participation may generate higher legal fees and other transaction costs relating to the investment than would normally be the case.
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In bankruptcy and other forms of corporate reorganization, there exists the risk that the reorganization will: (1) be unsuccessful (due to, for example, failure to obtain the necessary approvals); (2) be delayed (for example, until various liabilities, actual or contingent, have been satisfied); or (3) result in a distribution of cash or a new security the value of which will be less than the purchase price of the security in respect to which such distribution was made.

Real Estate Investment Trusts (“REITs”) (All Portfolios)

A REIT is a corporation or trust that pools the capital of many investors to purchase income property and/or mortgage loans.

A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year.  Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs.  Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.  Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.  By investing in REITs indirectly through the Portfolio, shareholders of the Fund will bear not only their proportionate share of the expenses of the Portfolio, but also indirectly, similar expenses of underlying REITs.

REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants.  Mortgage REITs may be affected by the quality of the credit extended.  Furthermore, REITs are dependent on specialized management skills.  Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.  REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations.

In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the 1940 Act.

Cyber Security Risk (All Portfolios)

The Portfolios/Funds and their service providers may be prone to operational and information security risks resulting from breaches in cyber security.  A breach in cyber security refers to both intentional and unintentional events that may cause a Portfolio/Fund to lose proprietary information, suffer data corruption, or lose operational capacity.  Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks.  Cyber security breaches affecting the Portfolios/Funds or their Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Portfolios/Funds.  For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact a Portfolio’s and Fund’s ability to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject a Portfolio/Fund to regulatory fines or financial losses and/or cause reputational damage.  A Portfolio/Fund may also incur additional costs for cyber security risk management purposes.  Similar types of cyber security risks are also present for issuers of securities in which a Portfolio may invest, which could result in material adverse consequences for such issuers and may cause a Portfolio’s investment in such companies to lose value and therefore negatively impact a Portfolio’s and Fund’s NAV.
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Temporary Investments

Due to the changing nature of the Internet and related companies, the national economy and market conditions, the Internet Fund or the corresponding Portfolio may, as a temporary defensive measure, invest without limitation, in short-term debt securities and money market securities with a rating of A2-P2 or higher.

Due to the changing nature of the medical research, biopharmaceutical and treatment industry, the national economy and market conditions, the Medical Fund or the corresponding Portfolio may, as a temporary defensive measure, invest without limitation, in short-term money market securities with a rating of A2-P2 or higher.

To respond to adverse market, economic, political or other conditions, the Alternative Income Portfolio, the Global Portfolio, the Paradigm Portfolio, the Small Cap Opportunities Portfolio, the Market Opportunities Portfolio, and the Multi-Disciplinary Income Portfolio each may invest up to 100% of its assets in high quality, U.S. short-term debt securities and money market instruments.  The Alternative Income Portfolio, the Global Portfolio, the Paradigm Portfolio and the Market Opportunities Portfolio each may invest up to 35% of its assets, and the Small Cap Opportunities Portfolio each may invest up to 20% of its assets, at the time of purchase in these securities to maintain liquidity.

In order to have funds available for redemption and investment opportunities, each Portfolio may also hold a portion of their assets in cash or U.S. short-term money market instruments.  Certificates of deposit purchased by the Portfolios will be those of U.S. banks having total assets at the time of purchase in excess of $1 billion, and bankers’ acceptances purchased by the Portfolios will be guaranteed by U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion.  Each Portfolio anticipates that not more than 15% of its total assets will be so invested or held in cash at any given time, except when the Portfolio is in a temporary defensive posture.

Portfolio Turnover

The Funds have each elected to be treated as a regulated investment company (“RIC”) for federal tax purposes.  In order to qualify for the beneficial tax treatment afforded RICs, and to be relieved of Federal tax liabilities, RICs must distribute substantially all of their net income to shareholders generally on an annual basis.  Thus, the Portfolios may have to dispose of portfolio securities under disadvantageous circumstances to generate cash or borrow cash in order to satisfy the distribution requirement.  The Portfolios do not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time they have been held.  Portfolio turnover rates may vary depending on the volume of buying and selling activities.  Rates over 100% annually are considered high.  The table below shows the portfolio turnover rates for the past two fiscal years.  Portfolio turnover is reported at the Portfolio level.

Portfolio turnover rate for:	Fiscal Year Ended December 31, 2016	Fiscal Year Ended December 31, 2015
The Alternative Income Portfolio		6%
The Internet Portfolio		1%
The Global Portfolio		16%
The Paradigm Portfolio		2%
The Medical Portfolio		12%
The Small Cap Opportunities Portfolio		2%
The Market Opportunities Portfolio		2%
The Multi-Disciplinary Income Portfolio		10%

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Management of the Funds and the Portfolios

Board of Directors/Board of Trustees

The management and affairs of the Funds and the Portfolios are supervised by the Board of Directors of the Company and the Board of Trustees of the Trust, respectively.  Each Board consists of the same eight individuals, five of whom are not “interested persons” of the Company or the Trust as that term is defined in the 1940 Act (“Independent Directors/Trustees”).  Each Board establishes policies for the operation of the Funds and the Portfolios and appoints the officers who conduct the daily business of the Funds and the Portfolios.  The Boards have appointed Mr. Jay Kesslen, of the Adviser, as their Anti-Money Laundering Officer.

Each Board believes that each of the Director’s/Trustee’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors/Trustees lead to the conclusion that each Director/Trustee should serve in such capacity.  Among the attributes common to all Directors/Trustees is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors/Trustees, the Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors/Trustees.  A Director’s/Trustee’s ability to perform his duties effectively may have been attained through the Director’s/Trustee’s business, consulting, public service and/or academic positions; experience as a board member of the Company and Trust, other investment funds, or non-profit entities or other organizations; education or professional training; and/or other life experiences.  In addition to these shared characteristics, specific details regarding each Director’s/Trustee’s principal occupations during the past five years are included in the table below.

Officers and Directors/Trustees of the Company and the Trust are listed below with their ages, addresses, present positions with the Company and Trust and principal occupations over at least the last five years.  Each Director/Trustee may be contacted by writing to the Director/Trustee c/o Kinetics Mutual Funds, Inc., 470 Park Avenue South New York, New York 10016.

Independent Directors/Trustees

Name, Address and Age	Position(s) Held with Company/ Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex(1) Overseen by Director/ Trustee	Other Directorships Held by Director/ Trustee(2)
Steven T. Russell (53) c/o Kinetics Asset Management LLC 470 Park Avenue South New York, New York 10016	Independent Director/ Independent Trustee	Indefinite/ 16 years	Steven Russell Law Firm (April 2010 to present); Professor of Business Law and Finance, Suffolk County Community College (1997 to present).	16	N/A
Douglas Cohen, CPA (55) c/o Kinetics Asset Management LLC 470 Park Avenue South New York, New York 10016	Independent Director/ Independent Trustee	Indefinite/ 16 years	Chief Financial Officer, Sunrise Credit Services, Inc. (2005 to present).	16	N/A
William J. Graham (55) c/o Kinetics Asset Management LLC 470 Park Avenue South New York, New York 10016	Independent Director/ Independent Trustee	Indefinite/ 16 years	Attorney, William J. Graham, PC (2001 to present).	16	N/A
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Name, Address and Age	Position(s) Held with Company/ Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex(1) Overseen by Director/ Trustee	Other Directorships Held by Director/ Trustee(2)
Joseph E. Breslin (63) c/o Kinetics Asset Management LLC 470 Park Avenue South New York, New York 10016	Independent Director/ Independent Trustee	Indefinite/ 16 years	Assistant General Counsel (2014 to present); J.E. Breslin & Co. – Consulting (2010 to 2014); Chief Operating Officer, Central Park Credit Holdings (2007 to 2009).	16
Trustee, Forethought Variable Insurance Trust (23 portfolios); Trustee, BluArc Multi-Strategy Fund; Northern Lights Fund Trust IV (4 portfolios); Trustee, Hatteras Alternative Mutual Funds Trust (5 portfolios) (2004-2016); Trustee, Underlying Funds Trust (5 portfolios) (2004-2016); Trustee, HCIM Trust (2013-2015); Manager, Hatteras Global Private Equity Partners Institutional, LLC (2012-2016); Manager, Hatteras GPEP Fund II, LLC (2012-2015); Manager, Hatteras VC Co-Investment Fund II, LLC (2012-2016); Manager, Hatteras Master Fund, L.P. (2013-2016); Manager, Hatteras Core Alternatives TEI Fund, L.P. (2013-2016); Manager, Hatteras Core Alternatives Fund, L.P. (2013-2016); Manager, Hatteras Core Alternatives Institutional Fund, L.P. (2013-2016); Manager, Hatteras Core Alternatives TEI Institutional Fund, L.P. (2013-2016); and Trustee, Hatteras Variable Trust (2012-2013).

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Name, Address and Age	Position(s) Held with Company/ Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex(1) Overseen by Director/ Trustee	Other Directorships Held by Director/ Trustee(2)
James M. Breen (58) c/o Kinetics Asset Management LLC 470 Park Avenue South New York, New York 10016	Independent Director/ Independent Trustee	Indefinite/ 8 years	Vice President, HBES Consulting, Inc. (2014 to present); Senior Special Agent, Homeland Security Investigations, Miami, FL (2011 to 2014); Assistant Attaché Immigration & Customs Enforcement, Pretoria, South Africa (2008 to 2011).	16	N/A

Interested Directors/Trustees & Officers

Name, Address and Age	Position(s) Held with the Company/ Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex(1) Overseen by Director/ Trustee	Other Directorships Held by Director/Trustee(2)
Murray Stahl(3) (63) c/o Kinetics Asset Management LLC 470 Park Avenue South New York, New York 10016	Director/Trustee & Secretary	Indefinite/ 16 years	Chairman, FRMO Corp. (2001 to present) (provides consulting services to private investment funds and research services with respect to marketable securities); Chairman and Chief Investment Officer, Horizon Kinetics LLC, (including Horizon Asset Management LLC (investment adviser) (1994 to present); Kinetics Asset Management LLC and Kinetics Advisers, LLC (2000 to present); CEO, Horizon Kinetics LLC (2015 to present).	16	Director and Officer of FRMO Corp; Director, Winland Electronics, Inc.
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Name, Address and Age	Position(s) Held with the Company/ Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex(1) Overseen by Director/ Trustee	Other Directorships Held by Director/Trustee(2)
Peter B. Doyle(3) (54) c/o Kinetics Asset Management LLC 470 Park Avenue South New York, New York 10016	Director/Trustee, President & Chairman of the Board	Indefinite/ 14 years	Vice President, Horizon Asset Management LLC (1997-2011); Vice President, FMRO Corp. (2001 to present) (provides consulting services to private investment funds and research services with respect to marketable securities); Managing Director, Horizon Kinetics LLC (including Horizon Asset Management LLC (an SEC-registered investment adviser) (1994 to present); Kinetics Asset Management LLC and Kinetics Advisers LLC (2000 to present)); and President of Kinetics Mutual Funds, Inc. (1998 to present).	16	Director and Officer, FRMO Corp.
Leonid Polyakov(3) (59) c/o Kinetics Asset Management LLC 470 Park Avenue South New York, New York 10016	Director/Trustee & Treasurer	Indefinite/ 14 years	CFO, Kinetics Asset Management LLC (2000 to 2011); CFO and FINOP, Kinetics Funds Distributor LLC (2002 to 2011); Director, Kinetics Advisers, LLC (2000 to 2011).	16	N/A
(1)	The term “fund complex” refers to the Company and the Trust, which hold themselves out as related for investment purposes.
(2)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or investment companies registered under the 1940 Act.

(3)	Directors/Trustees who are considered “interested persons” as defined in Section 2(a)(19) of the 1940 Act because of their association with the Adviser and its affiliates.

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Officers

Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Andrew M. Fishman (67) c/o Kinetics Asset Management LLC 470 Park Avenue South New York, New York 10016	Chief Compliance Officer	Indefinite/11 years
Associate General Counsel, Horizon Kinetics LLC (2011 to present); General Counsel, Horizon Asset Management, Inc. (1997 to 2011); Secretary, Horizon Asset Management, Inc. (2006 to 2011); Chief Compliance Officer, Kinetics Asset Management, Inc. (1999 to 2011); Chief Compliance Officer, Kinetics Advisers, LLC (2000 to 2011).

Jay H. Kesslen (44) c/o Kinetics Asset Management LLC 470 Park Avenue South New York, New York 10016	Vice President and Assistant Secretary	Indefinite/11 years
General Counsel, Horizon Kinetics LLC (including Horizon Asset Management LLC (an SEC-registered investment adviser) (2011 to present), Kinetics Asset Management LLC (2000 to present), Kinetics Advisers LLC (2000 to present), Kinetics Funds Distributor LLC (2000 to present), KBD Securities LLC (2000 to present)); FRMO Corp. (2014 to present); Chief Compliance Officer, Horizon Kinetics LLC.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Funds and Portfolios rests with the Board of Directors of the Company and Board of Trustees of the Trust, respectively.  The Trust, on behalf of each Portfolio, has engaged the Adviser to manage the Portfolios on a day-to-day basis.  The Board is responsible for overseeing the Adviser and other service providers in the operations of the Portfolios in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Company’s Articles of Incorporation and By-laws and the Trust’s Declaration of Trust and By-laws.  The Boards meet concurrently in-person at regularly scheduled meetings four times each year. In addition, the Boards may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings.  The Independent Directors/Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibility.  The Independent Directors/Trustees meet with their independent legal counsel in-person during each quarterly in-person board meeting.  As described below, the Boards have established an Audit Committee and a Pricing Committee, and may establish ad hoc committees or working groups from time to time to assist them in fulfilling their oversight responsibilities.

The Boards have appointed Peter B. Doyle, an interested Director/Trustee, to serve in the role of Chairman.  The Chairman’s role is to preside at all meetings of the Boards and to act as liaison with the Trust’s and Company’s service providers, counsel and other Directors/Trustees generally between meetings.  The Chairman may also perform such other functions as may be delegated by each Board from time to time.  The Boards do not have a lead independent Director/Trustee.  Each Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Directors/Trustees and the full Board in a manner that enhances effective oversight.
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The Portfolios, and also the Funds, are subject to a number of risks, including investment, compliance, operational and valuation risks, among others.  Risk oversight forms part of each Board’s general oversight of the Portfolios and Funds and is addressed as part of various Board and committee activities.  Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out the Portfolios’ and Funds’ investment management and business affairs.  The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  The Adviser and other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models.  Each Board recognizes that it is not possible to identify all of the risks that may affect the Portfolios and Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects.  The Boards require senior officers of the Company and Trust, including the President, Treasurer and Chief Compliance Officer, and the Adviser, to report to the full Boards on a variety of matters at regular and special meetings of the Boards, including matters relating to risk management.  The Boards and the Audit Committee also receive regular reports from the Company’s/Trust’s independent registered public accounting firm on internal control and financial reporting matters.  The Boards also receive reports from certain of the Company’s/Trust’s other primary service providers on a periodic or regular basis, including the Company’s/Trust’s custodian, distributor and administrator.  The Boards may, at any time and in their discretion, change the manner in which they conduct risk oversight.

Board Committees

The Boards have two standing committees as described below:

Audit Committee
Members	Description	# of Meetings during Past Fiscal Year

James M. Breen Joseph E. Breslin Douglas Cohen, CPA* William J. Graham Steven T. Russell	Responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Funds/Portfolios.	The Committee met two times during the year ended December 31, 2015.

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Pricing Committee
Members	Description	# of Meetings during Past Fiscal Year

James M. Breen Joseph E. Breslin* Douglas Cohen William J. Graham Steven T. Russell
Responsible for (1) monitoring the valuation of the Portfolios’ securities and other investments; and (2) as required by the Portfolios’ valuation policies, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations shall be reported to the full Board.
The Committee met two times during the year ended December 31, 2015.

* Designates the Chairperson of the respective Committee.

Board Interest in the Funds

As of December 31, 2016, the Directors/Trustees owned the following amounts in the Funds and in all of the Funds/Portfolios overseen by the Directors/Trustees:

Name of Director/Trustee	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds/Portfolios Overseen by Director/Trustee
INDEPENDENT DIRECTORS/TRUSTEES
Steven T. Russell	Alternative Income Fund	None	None
	Internet Fund	None
	Global Fund	None
	Paradigm Fund	None
	Medical Fund	None
	Small Cap Opportunities Fund	None
	Market Opportunities Fund	None
	Multi-Disciplinary Income Fund	None
Douglas Cohen	Alternative Income Fund	None	$10,001-$50,000
	Internet Fund	None
	Global Fund	None
	Paradigm Fund	$10,001-$50,000
	Medical Fund	None
	Small Cap Opportunities Fund	$10,001-$50,000
	Market Opportunities Fund	$1-$10,000
	Multi-Disciplinary Income Fund	None
William J. Graham	Alternative Income Fund	None	$50,001-$100,000
	Internet Fund	None
	Global Fund	None
	Paradigm Fund	$10,001-$50,000
	Medical Fund	None
	Small Cap Opportunities Fund	$10,001-$50,000
	Market Opportunities Fund	None
	Multi-Disciplinary Income Fund	$10,001-$50,000

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Name of Director/Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Funds/Portfolios Overseen by Director/Trustee
INDEPENDENT DIRECTORS/TRUSTEES

Joseph E. Breslin	Alternative Income Fund	None	$10,001-$50,000
	Internet Fund	None
	Global Fund	None
	Paradigm Fund	$10,001-$50,000
	Medical Fund	None
	Small Cap Opportunities Fund	None
	Market Opportunities Fund	$10,001-$50,000
	Multi-Disciplinary Income Fund	None
James M. Breen	Alternative Income Fund	None	Over $100,000
	Internet Fund	None
	Global Fund	None
	Paradigm Fund	None
	Medical Fund	$10,001-$50,000
	Small Cap Opportunities Fund	Over $100,000
	Market Opportunities Fund	None
	Multi-Disciplinary Income Fund	None

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Name of Director/Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Funds/Portfolios Overseen by Director/Trustee
INTERESTED DIRECTORS/TRUSTEES
Murray Stahl	Alternative Income Fund	None	Over $100,000
	Internet Fund	$10,001-$50,000
	Global Fund	None
	Paradigm Fund	Over $100,000
	Medical Fund	None
	Small Cap Opportunities Fund	Over $100,000
	Market Opportunities Fund	Over $100,000
	Multi-Disciplinary Income Fund	$1-$10,000
Leonid Polyakov	Alternative Income Fund	Over $100,000	Over $100,000
	Internet Fund	$10,001-$50,000
	Global Fund	$10,001-$50,000
	Paradigm Fund	Over $100,000
	Medical Fund	$50,001-$100,000
	Small Cap Opportunities Fund	Over $100,000
	Market Opportunities Fund	Over $100,000
	Multi-Disciplinary Income Fund	$50,001-$100,000
Peter B. Doyle	Alternative Income Fund	None	Over $100,000
	Internet Fund	$10,001-$50,000
	Global Fund	Over $100,000
	Paradigm Fund	Over $100,000
	Medical Fund	None
	Small Cap Opportunities Fund	Over $100,000
	Market Opportunities Fund	Over $100,000
	Multi-Disciplinary Income Fund	Over $100,000

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Compensation

For their service as Directors of the Company and Trustees of the Trust, the Independent Directors/Independent Trustees receive an aggregate fee of $30,000 per year and $3,000 per Board meeting attended, with an additional $2,000 for each Pricing and/or Audit Committee meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings.  In addition, each Committee Chairman of the Company and the Trust (such as the Audit Committee or Pricing Committee) receives an additional fee of $5,000 per year for his service as chairman.  The “interested persons” who serve as Directors of the Company or Trustees of the Trust receive no compensation for their service as Directors or Trustees.  None of the executive officers receive compensation from the Funds or the Portfolios except the Company’s/Trust’s Chief Compliance Officer.  The following table provides compensation information for the Directors/Trustees for the year-ended December 31, 2016.

Name and Position	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued as Part of Fund/Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds and Fund Complex Paid to Directors/Trustees(2)
Interested Directors/Trustees
Murray Stahl(1)	None	None	None	None
Peter B. Doyle(1)	None	None	None	None
Leonid Polyakov(1)	None	None	None	None
Independent Directors/Trustees
Steven T. Russell	$23,000	None	None	$50,000
Douglas Cohen	$25,500	None	None	$55,000
William J. Graham	$23,000	None	None	$50,000
Joseph E. Breslin	$23,000	None	None	$55,000
James M. Breen	$23,000	None	None	$50,000
(1)	“Interested person” as defined under the 1940 Act.
(2)	Includes compensation paid by Kinetics Portfolios Trust.

Control Persons and Principal Holders of Securities

The following table provides the name and address of any person who owned of record or beneficially 5% or more of the outstanding shares of a Fund as of March 31, 2017 (a “principal shareholder”).  A control person is one who owns beneficially either directly or through controlled companies more than 25% of the voting securities of a company or who acknowledges or asserts the existence of control.  For all control persons that are companies, the parent company and jurisdiction under which the control person is organized is also provided.

The Alternative Income Fund (No Load Shares)
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services, LLC 200 Liberty Street New York, NY 10281-1003	N/A	N/A	42.58%	Record
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Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
American Enterprise Inv. Services 707 2nd Avenue South Minneapolis, MN 55402-2405	N/A	N/A	16.06%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	N/A	N/A	14.46%	Record
First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	N/A	N/A	6.61%	Record

The Alternative Income Fund (Advisor Class A Shares)
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Morgan Stanley Smith Barney, LLC Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	N/A	N/A	36.70%	Record
First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	N/A	N/A	16.27%	Record
UBS Financial Services, Inc. 1000 Harbor Boulevard, 8th Floor Weehawken, NJ 07086	N/A	N/A	16.10%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	N/A	N/A	6.84%	Record

The Alternative Income Fund (Advisor Class C Shares)
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	N/A	N/A	38.65%	Record
Morgan Stanley Smith Barney, LLC Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	N/A	N/A	16.31%	Record
American Enterprise Inv. Services 707 2nd Avenue South Minneapolis, MN 55402-2405	N/A	N/A	13.41%	Record
UBS Financial Services, Inc. 1000 Harbor Boulevard, 8th Floor Weehawken, NJ 07086	N/A	N/A	9.56%	Record
Kinetics Common Inc. 470 Park Avenue South, 3rd Floor New York, New York 10016	N/A	N/A	5.98%	Beneficial
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The Alternative Income Fund (Institutional Shares)
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services, LLC 200 Liberty Street New York, NY 10281-1003	N/A	N/A	49.89%	Record
UBS Financial Services, Inc. 1000 Harbor Boulevard, 8th Floor Weehawken, NJ 07086	N/A	N/A	30.42%	Record
Horizon Kinetics LLC 470 Park Avenue South, 3rd Floor New York, NY 10016-6819	N/A	N/A	6.03%	Record
First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	N/A	N/A	5.87%	Record

The Internet Fund (No Load Shares)
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services, LLC 200 Liberty Street New York, NY 10281-1003	N/A	N/A	29.29%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	N/A	N/A	17.22%	Record
TD Ameritrade, Inc. 200 S. 108th Ave. Omaha, NE 68103	N/A	N/A	7.35%	Record

The Internet Fund (Advisor Class A Shares)
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	N/A	N/A	25.53%	Record
Pershing, LLC 1 Pershing Pl, Floor 14 Jersey City, NJ 07399	N/A	N/A	15.96%	Record
American Enterprise Inv. Services 707 2nd Avenue South Minneapolis, MN 55402-2405	N/A	N/A	12.77%	Record
UBS Financial Services, Inc. 1000 Harbor Blvd, 8th Floor Weehawken, NJ 07086	N/A	N/A	7.69%	Record
First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	N/A	N/A	5.76%	Record
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Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Morgan Stanley Smith Barney LLC 1300 Thames Street, Floor 6 Baltimore, MD 21231-3496	N/A	N/A	5.70%	Record

The Internet Fund (Advisor Class C Shares)
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Pershing, LLC 1 Pershing Pl, Floor 14 Jersey City, NJ 07399	N/A	N/A	23.77%	Record
First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	N/A	N/A	23.38%	Record
American Enterprise Inv. Services 707 2nd Avenue South Minneapolis, MN 55402-2405	N/A	N/A	13.35%	Record
National Financial Services, LLC 200 Liberty Street New York, NY 10281-1003	N/A	N/A	13.27%	Record
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	N/A	N/A	5.01%	Record

The Global Fund (No Load Shares)
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services, LLC 200 Liberty Street New York, NY 10281-1003	N/A	N/A	35.10%	Record
American Enterprise Inv. Services 707 2nd Avenue South Minneapolis, MN 55402-2405	N/A	N/A	25.38%	Record
Kinetics Asset Management LLC 470 Park Avenue South, 3rd Floor New York, New York 10016	N/A	N/A	11.15%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	N/A	N/A	5.34%	Record

The Global Fund (Advisor Class A Shares)
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
American Enterprise Inv. Services 707 2nd Avenue South Minneapolis, MN 55402-2405	N/A	N/A	33.54%	Record
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Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Pershing, LLC 1 Pershing Pl, Floor 14 Jersey City, NJ 07399	Pershing Group, LLC	DE	19.84%	Record
Janney Montgomery Scott, LLC 22 Rosewood Dr., Fl. 2 Danvers, MA 01923-4502	N/A	N/A	17.82%	Record
Stifel Nicolaus & Company, Inc. 2650 N. Military Trl., Ste. 400 Boca Raton, FL 33431-6345	N/A	N/A	14.13%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	9.38%	Record

The Global Fund (Advisor Class C Shares)
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
American Enterprise Inv. Services 707 2nd Avenue South Minneapolis, MN 55402-2405	N/A	N/A	93.61%	Record

The Paradigm Fund (No Load Shares)
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	N/A	N/A	27.62%	Record
National Financial Services, LLC 200 Liberty Street New York, NY 10281-1003	N/A	N/A	26.12%	Record
American Enterprise Inv. Services 707 2nd Avenue South Minneapolis, MN 55402-2405	N/A	N/A	5.75%	Record

The Paradigm Fund (Advisor Class A Shares)
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Morgan Stanley Smith Barney, LLC Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	N/A	N/A	33.49%	Record
Pershing, LLC 1 Pershing Pl, Floor 14 Jersey City, NJ 07399	N/A	N/A	31.46%	Record
First Clearing, LLC 2801 Market Street Saint Louis, MO 63103-2523	N/A	N/A	24.28%	Record
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Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	N/A	N/A	10.13%	Record

The Paradigm Fund (Advisor Class C Shares)
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
First Clearing, LLC 2801 Market Street Saint Louis, MO 63103-2523	N/A	N/A	15.76%	Record
Morgan Stanley Smith Barney, LLC Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	N/A	N/A	11.58%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	N/A	N/A	7.65%	Record
UBS Financial Services, Inc. 1000 Harbor Boulevard, 8th Floor Weehawken, NJ 07086-6761	N/A	N/A	7.58%	Record
Pershing LLC 1 Pershing Place, Floor 14 Jersey City, NJ 07399	N/A	N/A	7.07%	Record

The Paradigm Fund (Institutional Shares)
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
First Clearing, LLC 2801 Market Street Saint Louis, MO 63103-2523	N/A	N/A	36.03%	Record
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	N/A	N/A	22.69%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	N/A	N/A	21.57%	Record
UBS Financial Services, Inc. 1000 Harbor Boulevard, 8th Floor Weehawken, NJ 07086-6761	N/A	N/A	10.46%	Record

The Medical Fund (No Load Shares)
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services, LLC 200 Liberty Street New York, NY 10281-1003	N/A	N/A	23.14%	Record
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Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	N/A	N/A	22.11%	Record

The Medical Fund (Advisor Class A Shares)
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	N/A	N/A	19.85%	Record
UBS Financial Services Inc. 1000 Harbor Boulevard, Floor 8 Weehawken, NJ 07086	N/A	N/A	18.35%	Record
First Clearing, LLC 2801 Market Street Saint Louis, MO 63103-2523	N/A	N/A	15.39%	Record
Pershing LLC 1 Pershing Place, Floor 14 Jersey City, NJ 07399	N/A	N/A	11.91%	Record
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	N/A	N/A	11.69%	Record
National Financial Services, LLC 200 Liberty Street New York, NY 10281-1003	N/A	N/A	7.07%	Record

The Medical Fund (Advisor Class C Shares)
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	Merrill Lynch & Co., Inc.	DE	31.66%	Record
Pershing, LLC 1 Pershing Pl, Floor 14 Jersey City, NJ 07399	N/A	N/A	20.62%	Record
First Clearing, LLC 2801 Market Street Saint Louis, MO 63103-2523	N/A	N/A	14.92%	Record
Oppenheimer & Co., Inc. 85 Broad Street, Floor 22 New York, NY 10004	N/A	N/A	9.16%	Record
National Financial Services, LLC 200 Liberty Street New York, NY 10281-1003	N/A	N/A	7.26%	Record
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The Small Cap Opportunities Fund (No Load Shares)
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services, LLC 200 Liberty Street New York, NY 10281-1003	N/A	N/A	82.79%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	N/A	N/A	6.84%	Record

The Small Cap Opportunities Fund (Advisor Class A Shares)
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
American Enterprise Inv. Services 707 2nd Avenue South Minneapolis, MN 55402-2405	N/A	N/A	24.68%	Record
First Clearing, LLC 2801 Market Street Saint Louis, MO 63103-2523	N/A	N/A	20.61%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	N/A	N/A	9.31%	Record
Morgan Stanley Smith Barney, LLC Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	N/A	N/A	9.11%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	6.86%	Record
UBS Financial Services, Inc. 1000 Harbor Boulevard, 8th Floor Weehawken, NJ 07086-6761	N/A	N/A	6.34%	Record
Pershing, LLC 1 Pershing Pl, Floor 14 Jersey City, NJ 07399	N/A	N/A	5.98%	Record

The Small Cap Opportunities Fund (Advisor Class C Shares)
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
UBS Financial Services, Inc. 1000 Harbor Boulevard, 8th Floor Weehawken, NJ 07086-6761	N/A	N/A	19.83%	Record
American Enterprise Inv. Services 707 2nd Avenue South Minneapolis, MN 55402-2405	N/A	N/A	19.16%	Record
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Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Morgan Stanley Smith Barney, LLC Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	N/A	N/A	15.28%	Record
First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	N/A	N/A	13.72%	Record
Pershing, LLC 1 Pershing Pl, Floor 14 Jersey City, NJ 07399	N/A	N/A	7.92%	Record
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246	N/A	N/A	6.87%	Record

The Small Cap Opportunities Fund (Institutional Shares)
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	N/A	N/A	60.73%	Record
Saxon & Co. P.O. Box 7780-1888 Philadelphia, PA 19182-0001	N/A	N/A	15.81%	Record
UBS Financial Services, Inc. 1000 Harbor Boulevard, 8th Floor Weehawken, NJ 07086-6761	N/A	N/A	12.10%	Record

The Market Opportunities Fund (No Load Shares)
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services, LLC 200 Liberty Street New York, NY 10281-1003	Fidelity Global Brokerage Group, Inc.	DE	58.54%	Record
First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	N/A	N/A	22.12%	Record
LF Trust 592 5th Avenue, Suite 602 New York, NY 10036-4707	N/A	N/A	5.55%	Beneficial
PBL Trust 592 5th Avenue, Suite 602 New York, NY 10036-4707	N/A	N/A	5.55%	Beneficial
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The Market Opportunities Fund (Advisor Class A Shares)
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
American Enterprise Inv. Services 707 2nd Avenue South Minneapolis, MN 55402-2405	N/A	N/A	19.68%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	N/A	N/A	17.10%	Record
First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	N/A	N/A	13.55%	Record
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	N/A	N/A	11.41%	Record
Pershing, LLC 1 Pershing Pl, Floor 14 Jersey City, NJ 07399	N/A	N/A	11.16%	Record
Morgan Stanley Smith Barney, LLC Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	N/A	N/A	9.23%	Record
National Financial Services, LLC 200 Liberty Street New York, NY 10281-1003	N/A	N/A	8.62%	Record

The Market Opportunities Fund (Advisor Class C Shares)
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	N/A	N/A	15.41%	Record
Pershing, LLC 1 Pershing Pl, Floor 14 Jersey City, NJ 07399	N/A	N/A	9.35%	Record
Morgan Stanley Smith Barney, LLC Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	N/A	N/A	6.37%	Record
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	N/A	N/A	5.79%	Record
RBC Capital Markets LLC 141 Crestwood Lane Williamsville, NY 14221-1462	N/A	N/A	5.17%	Record
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The Market Opportunities Fund (Institutional Class Shares)
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
UBS Financial Services, Inc. 1000 Harbor Boulevard 8th Floor Weehawken, NJ 07086-6761	N/A	N/A	60.28%	Record
First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	N/A	N/A	29.28%	Record
MG Trust Co. P.O. Box 5508 Denver, CO 80217-5508	N/A	N/A	5.35%	Record

The Multi-Disciplinary Income Fund (No Load Shares)
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services, LLC 200 Liberty Street New York, NY 10281-1003	N/A	N/A	35.43%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	N/A	N/A	30.27%	Record
TD Ameritrade, Inc. 200 S. 108th Avenue Omaha, NE 68103	N/A	N/A	8.23%	Record
Pershing, LLC 1 Pershing Pl Floor 14 Jersey City, NJ 07399	N/A	N/A	5.88%	Record

The Multi-Disciplinary Income Fund (Advisor Class A Shares)
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	N/A	N/A	32.09%	Record
American Enterprise Inv. Services 707 2nd Avenue South Minneapolis, MN 55402-2405	N/A	N/A	22.68%	Record
Morgan Stanley Smith Barney, LLC Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	N/A	N/A	9.35%	Record

The Multi-Disciplinary Income Fund (Advisor Class C Shares)
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	N/A	N/A	12.05%	Record
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Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
UBS Financial Services, Inc. 1000 Harbor Boulevard, 8th Floor Weehawken, NJ 07086	N/A	N/A	10.90%	Record
American Enterprise Inv. Services 707 2nd Avenue South Minneapolis, MN 55402-2405	N/A	N/A	8.13%	Record
RBC Capital Markets, LLC 100 Crescent Ct., Ste. 1500 Dallas, TX 75201-1871	N/A	N/A	6.36%	Record

The Multi-Disciplinary Income Fund (Institutional Shares)
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	N/A	N/A	66.93%	Record
National Financial Services, LLC 200 Liberty Street New York, NY 10281-1003	N/A	N/A	11.26%	Record
UBS Financial Services, Inc. 1000 Harbor Boulevard, 8th Floor Weehawken, NJ 07086	N/A	N/A	8.36%	Record
Fifth Third Bank TTEE 5001 Kingsley Drive, Dept. 3385 Cincinnati, OH 45227-1114	N/A	N/A	5.32%	Record

Management Ownership

As of March 31, 2017, the officers and/or Directors of the Funds as a group owned less than 1% of the outstanding shares of the Funds and each Fund Class, with the exception of the No Load Class of the Global Fund, Paradigm Fund, Small Cap Opportunities Fund, Market Opportunities Fund and the Multi-Disciplinary Income Fund.  As of March 31, 2017, the officers and Directors of the Funds as a group owned approximately 25.11%, 3.41%, 4.07%, 13.22% and 18.70% of the outstanding shares of the No Load Class of the Global Fund, Paradigm Fund, Small Cap Opportunities Fund, Market Opportunities Fund and the Multi-Disciplinary Income Fund, respectively.

Proxy Voting Policies

The Trust, on behalf of the Portfolios, has delegated the voting of portfolio securities to the Adviser.  The Adviser has adopted policies and procedures for the voting of proxies on behalf of client accounts, including the Portfolios, for which the Adviser has voting discretion.  Pursuant to these policies and procedures, the Adviser’s guiding principles in voting proxies is to ensure that the manner in which proxies are voted is in the best interest of its clients and the value of the investment.  To this end, an independent third party proxy service, Institutional Shareholder Services Inc. (“ISS”), has been retained by the Adviser for their fundamental research on the proxy question and subsequent recommendations.  Proxies are voted by ISS in accordance with their proxy voting guidelines with the intent of serving the best interests of the Adviser’s clients.  The Adviser’s Proxy Voting Policies and Procedures and a summary of ISS’ guidelines are attached as Appendix B.

ISS will inform the Adviser’s proxy administrator of any proxies that do not fall within the adopted guidelines.  The Adviser’s proxy administrator will send the proxies in question to the relevant Portfolio’s portfolio manager for review, documentation of vote rationale, and signature.  In the event the designated portfolio manager is unavailable, the proxy will be forwarded to the Chief Investment Strategist for execution.
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ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by the Adviser to determine whether they are consistent with the Adviser’s guiding principles.  ISS also assists the Adviser in the proxy voting process by providing operational, recordkeeping and reporting services.

The Adviser is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS.  The Adviser may hire other service providers to replace or supplement ISS with respect to any of the services the Adviser currently receives from ISS.

The Adviser has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions.  These procedures include the Adviser’s use of ISS as an independent third party and a review and approval process for individual decisions that do not follow ISS recommendations.

More Information

Each Portfolio’s actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free at 1-800-930-3828 or by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the Adviser’s proxy voting policies and procedures are also available on the Funds’ website at www.kineticsfunds.com or by calling toll-free at 1-800-930-3828 and will be sent within three business days of receipt of a request.

Investment Adviser

The Board of the Trustees of the Trust, on behalf of each Portfolio, approved advisory contracts (collectively, the “Advisory Agreement”) with Kinetics.  The Advisory Agreement continues on a year-to-year basis provided that specific approval is voted at least annually by the Board of Trustees of the Trust or by the vote of the holders of a majority of the outstanding voting securities of the Portfolios, as applicable.  In either event, it must also be approved by a majority of the Trustees of the Portfolios who are neither parties to the Advisory Agreement nor “interested persons” of the Trust as defined in the 1940 Act at a meeting called for the purpose of voting on such approval.  The Adviser’s investment decisions are made subject to the direction and supervision of the Board of Trustees.  The Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolios.  Ultimate decisions as to a Portfolio’s investment policies are made by the Portfolio’s officers and the Trustees or Directors.

Under the Advisory Agreement, Kinetics furnishes investment advice to the Portfolios by continuously reviewing the securities portfolios and recommending to the Portfolios to what extent securities should be purchased or sold.  Pursuant to the Advisory Agreement, the Adviser:

(1)	renders research, statistical and advisory services to the Portfolios;
(2)	makes specific recommendations based on the Portfolios’ investment requirements; and
(3)	pays the salaries of those of the Portfolios’ employees who may be officers or directors or employees of the Adviser.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for each Portfolio are available in the Funds’ semi-annual report to shareholders for the period ended June 30, 2014.
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Advisory Fees

The Investment Adviser conducts investment research and supervision for each Portfolio and is responsible for the purchase and sale of securities for each Portfolio.  For the above advisory services, each Portfolio, other than the Alternative Income Portfolio, has agreed to pay to Kinetics an annual fee of 1.25% of each Portfolio’s average daily net assets.  The Alternative Income Portfolio has agreed to pay to Kinetics an annual fee of 0.90% of the Portfolio’s average daily net assets.  All fees are computed on the average daily closing NAV of the Portfolios and are payable monthly.  Advisory fees are subsequently allocated to the Funds based on each Fund’s respective interest in the corresponding Portfolio.

During the fiscal years ended December 31, 2016, 2015 and 2014, the advisory fees payable to the Adviser that were allocated to the Funds were as follows:

Advisory Fees(1)	2016	2015	2014
The Alternative Income Fund		$36,020	$14,727
The Internet Fund		$1,798,242	$2,066,805
The Global Fund		$0	$2,675
The Paradigm Fund		$12,259,621	$15,161,913
The Medical Fund		$192,814	$161,458
The Small Cap Opportunities Fund		$3,528,504	$4,773,195
The Market Opportunities Fund		$490,915	$650,558
The Multi-Disciplinary Income Fund		$1,219,053	$1,088,849
(1)	Fees reflect Master Portfolio level expenses allocated to the Feeder Funds.

The Investment Adviser has voluntarily agreed to waive advisory fees allocated to the Funds and to reimburse Fund expenses in order to keep total annual Fund operating expenses at a certain percentage for each Fund, as described in the Prospectuses.  During the fiscal years ended December 31, 2016, 2015, and 2014, Kinetics waived advisory fees and reimbursed other Fund expenses in the following amounts:

	2016		2015		2014
Waiver and Reimbursements	Advisory Fee Waiver	Expense Reimbursements	Advisory Fee Waiver	Expense Reimbursements	Advisory Fee Waiver	Expense Reimbursements
The Alternative Income Fund			$271,150	$0	$264,378	$0
The Internet Fund			$0	$0	$0	$0
The Global Fund			$103,787	$19,327	$131,153	$0
The Paradigm Fund			$738,527	$0	$560,155	$0
The Medical Fund			$176,332	$0	$167,683	$0
The Small Cap Opportunities Fund			$282,313	$0	$280,908	$0
The Market Opportunities Fund			$128,541	$0	$137,265	$0
The Multi-Disciplinary Income Fund			$382,621	$0	$339,600	$0

Fees of the custodian, administrator, fund accountant and transfer agent are paid by the Funds or by the Portfolios or by the Funds and the Portfolios jointly, as more fully described below.  The Funds and/or Portfolios pay all other expenses, including:

•	fees and expenses of directors not affiliated with the Adviser;
•	legal and accounting fees;
•	interest, taxes, and brokerage commissions; and
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•	record keeping and the expense of operating its offices.

Portfolio Managers

Investment Professionals for the Adviser

Mr. Peter B. Doyle
Mr. Doyle serves as a Co-Portfolio Manager of the Internet Portfolio, Paradigm Portfolio, Small Cap Opportunities Portfolio and Market Opportunities Portfolio, and a member of the investment team for the Alternative Income Portfolio, Global Portfolio, Medical Portfolio and Multi-Disciplinary Income Portfolio.  The following provides information regarding other accounts managed by Mr. Doyle as of December 31, 2016:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in Millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in Millions)
Other Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts

Mr. Steven Tuen
Mr. Tuen is a Co-Portfolio Manager for the Global Portfolio and a member of the investment team for the Alternative Income Portfolio, the Internet Portfolio and the Multi-Disciplinary Income Portfolio.  The following provides information regarding other accounts managed by Mr. Tuen as of December 31, 2016:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in Millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in Millions)
Other Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts
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Mr. Murray Stahl
Mr. Stahl serves as the Chief Investment Officer for Horizon Kinetics LLC, the parent company of the Investment Adviser, Co-Portfolio Manager for the Alternative Income Portfolio, Internet Portfolio, Global Portfolio, Market Opportunities Portfolio, Paradigm Portfolio, Small Cap Opportunities Portfolio, Multi-Disciplinary Income Portfolio, Internet Portfolio and Small Cap Portfolio.  The following provides information regarding other accounts managed by Mr. Stahl as of December 31, 2016:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in Millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in Millions)
Other Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts

Mr. B. Paul Abel
Mr. Abel is the Portfolio Manager for the Medical Portfolio.  The following provides information regarding other accounts managed by Mr. Abel as of December 31, 2016:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in Millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in Millions)
Other Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts

Mr. James Davolos
Mr. Davolos is the Co-Portfolio Manager for the Internet Portfolio and is a member of the investment team for the Alternative Income Portfolio, Global Portfolio, Paradigm Portfolio, Small Cap Opportunities Portfolio and the Market Opportunities Portfolio.  The following provides information regarding other accounts managed by Mr. Davolos as of December 31, 2016:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in Millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in Millions)
Other Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts
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Mr. Eric Sites
Mr. Sites serves on the investment team for the Market Opportunities Portfolio.  The following provides information regarding other accounts managed by Mr. Sites as of December 31, 2016:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in Millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in Millions)
Other Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts

Mr. Matthew Houk
Mr. Houk serves as a Co-Portfolio Manager for the Alternative Income Portfolio, the Small Cap Opportunities Portfolio and the Multi-Disciplinary Income Portfolio.  The following provides information regarding other accounts managed by Mr. Houk as of December 31, 2016:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in Millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in Millions)
Other Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts
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As of December 31, 2016, the Portfolio Managers that are responsible for the day-to-day management of each of the Portfolios beneficially owned shares of the Funds as shown below.

Dollar Range of Equity Securities in the Funds Beneficially Owned
A.	None
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	$100,001-$500,000
F.	$500,001-$1,000,000
G.	Over $1,000,000

Name of Fund
	Peter B. Doyle	Steven Tuen	Murray Stahl	B. Paul Abel	James Davolos	Eric Sites	Matthew Houk
Alternative Income Fund	A.	A.	A.	A.	A.	A.	A.
Internet Fund	D.	B.	C.	A.	A.	A.	A.
Global Fund	G.	B.	A.	A.	A.	A.	A.
Paradigm Fund	G.	B.	E.	C.	D.	A.	A.
Medical Fund	A.	A.	A.	C.	A.	A.	A.
Small Cap Opportunities Fund	G.	A.	D.	A.	C.	A.	B.
Market Opportunities Fund	G.	A.	E.	C.	C.	A.	A.
Multi-Disciplinary Income Fund	G.	A.	C.	A.	A.	A.	A.

Compensation

Portfolio Managers are compensated with a base salary and bonus.  The base salary is a fixed amount.  Bonuses are subjective and are not tied to performance of the Funds, but instead are based on the overall contribution to the Adviser.  The Portfolio Managers also have access to a 401(k) retirement plan.  Additionally, certain Portfolio Managers are also equity owners of the Adviser.

Material Conflicts of Interest

The Adviser’s portfolio managers are responsible for managing one or more of the Portfolios, as well as other accounts.  A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement than the Portfolio or that may have a performance fee arrangement.  The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.  In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts and for other reasons that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts.  The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner.  The Adviser seeks to provide best execution of all securities transactions and aggregates and then allocates securities to client accounts in a fair and timely manner.  To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.
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Shareholder Servicing

The Adviser has entered into shareholder servicing agreements with the Funds under which the Adviser may perform, or arrange for others to perform, certain shareholder servicing functions.  The Adviser has entered into written agreements with shareholder servicing agents that perform shareholder services on behalf of their clients who own shares of the Funds.  For these shareholder servicing functions, the Adviser and/or shareholder servicing agents are entitled to receive an annual shareholder servicing fee in the amount of 0.25% of the average daily net assets for each of the No-Load Class and Advisor Class A of the Fund and 0.20% of the average daily net assets of the Institutional Class of the Fund.  The Adviser has contractually agreed to waive and/or reimburse a portion of the shareholder servicing fee with respect to the Institutional Class in excess of 0.05% of the average daily net assets of the Institutional Class until at least May 1, 2017.  The Adviser and/or its affiliates may pay additional compensation from time to time, out of their respective assets and not as an additional charge to the Funds, to selected shareholder servicing agents and other persons in connection with providing services to shareholders of the Funds.  During the fiscal years ended December 31, 2016, 2015 and 2014, the Funds paid shareholder servicing fees as follows:

Shareholder Servicing Fees	2016	2015	2014
The Alternative Income Fund(1)		$72,886	$70,753
The Internet Fund		$359,258	$413,250
The Global Fund		$20,792	$26,811
The Paradigm Fund(2)		$2,429,376	$2,982,375
The Medical Fund		$73,892	$65,900
The Small Cap Opportunities Fund(3)		$727,223	$990,572
The Market Opportunities Fund(4)		$122,398	$156,788
The Multi-Disciplinary Income Fund(5)		$271,584	$255,931
(1)
The Adviser waived shareholder servicing fees in the amount of $37,629, $21,224 and $5,204 for the Institutional Class of the Alternative Income Fund for the fiscal year ended December 31, 2015, 2014 and 2013, respectively.

(2)
The Adviser waived shareholder servicing fees in the amount of $506,804, $511,998 and $404,802 for the Institutional Class of the Paradigm Fund for the fiscal years ended December 31, 2015, 2014 and 2013, respectively.

(3)
The Adviser waived shareholder servicing fees in the amount of $105,268, $67,891 and $25,298 for the Institutional Class of the Small Cap Opportunities Fund for the fiscal years ended December 31, 2015, 2014 and 2013, respectively.

(4)
The Adviser waived shareholder servicing fees in the amount of $4,172, $3,737 and $4,528 for the Institutional Class of the Market Opportunities Fund for the fiscal year ended December 31, 2015, 2014 and 2013, respectively.

(5)
The Adviser waived shareholder servicing fees in the amount of $146,719, $91,519 and $21,895 for the Institutional Class of the Multi-Disciplinary Income Fund for the fiscal year ended December 31, 2015, 2014 and 2013, respectively.

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Administrative Services

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as Administrator of the Funds.  The Administrator is entitled to receive annual fees, payable monthly, based on each Fund’s average net assets.  During the fiscal years ended December 31, 2016, 2015 and 2014, the aggregate amounts payable by the Funds to U.S. Bancorp (including amounts payable by the Portfolios and allocated to the Funds) for administrative services were as follows:

Administrative Services Fees(1)	2016	2015	2014
The Alternative Income Fund		$36,826	$23,020
The Internet Fund		$115,128	$125,446
The Global Fund		$10,021	$10,718
The Paradigm Fund		$830,498	$952,057
The Medical Fund		$23,946	$19,962
The Small Cap Opportunities Fund		$244,294	$304,221
The Market Opportunities Fund		$42,426	$49,384
The Multi-Disciplinary Income Fund		$108,124	$93,666
(1)	Fees reflect Feeder Fund level expenses as well as Master Portfolio level expenses allocated to the Feeder Funds.

U.S. Bancorp also serves as the Funds’ accountant and transfer agent.  As such, U.S. Bancorp provides certain shareholder services and record management services and acts as the Portfolios’ dividend disbursement agent.

Administrative services include, but are not limited to, providing office space, equipment, telephone facilities, various personnel, including clerical and supervisory, and computers, as is necessary or beneficial to:

•	establish and maintain shareholders’ accounts and records,
•	process purchase and redemption transactions,
•	process automatic investments of client account cash balances,
•	answer routine client inquiries regarding the Portfolios,
•	assist clients in changing dividend options,
•	account designations, and addresses, and
•	providing such other services as the Portfolios may reasonably request.

Distributor

Kinetics Funds Distributor LLC, 470 Park Avenue South, New York, New York 10016, is the distributor of the Funds’ shares.  KFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. and an affiliate of the Adviser.

The Distributor was paid the following commissions on sales of Advisor Class A shares during the last three fiscal years.

Fund	2016	2015	2014
The Alternative Income Fund		$16,192	$6,860
The Internet Fund		$3,539	$98,729
The Global Fund		$0	$7,143
The Paradigm Fund		$203,969	$783,070
The Medical Fund		$41,552	$26,379
The Small Cap Opportunities Fund		$39,018	$167,589
The Market Opportunities Fund		$3,747	$26,528
The Multi-Disciplinary Income Fund		$10,379	$20,960

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The Distributor retained approximately the following commissions on sales of Advisor Class A shares during the last three fiscal years:

Fund	2016	2015	2014
The Alternative Income Fund		$1,793	$640
The Internet Fund		$305	$9,259
The Global Fund		$0	$711
The Paradigm Fund		$21,753	$78,907
The Medical Fund		$3,912	$3,022
The Small Cap Opportunities Fund		$4,006	$15,711
The Market Opportunities Fund		$365	$2,395
The Multi-Disciplinary Income Fund		$913	$1,887

The following table shows all sales charges, commissions and other compensation received by KFD directly or indirectly from the Funds during the fiscal year ended December 31, 2016.

Fund	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption and Repurchase	Brokerage Commissions in Connection with Fund Transactions	Other Compensation(2)
The Alternative Income Fund		$0	$0	$0
The Internet Fund		$0	$0	$0
The Global Fund		$0	$0	$0
The Paradigm Fund		$0	$0	$0
The Medical Fund		$0	$0	$0
The Small Cap Opportunities Fund		$0	$0	$0
The Market Opportunities Fund		$0	$0	$0
The Multi-Disciplinary Income Fund		$0	$0	$0
(1)	Represents amounts received from front-end sales charges on Advisor Class A shares.
(2)	Represents payments made under Distribution Plans (see “Distribution Plans” below.)

Distribution Plans

The Company, on behalf of the Funds, has adopted separate Distribution Plans pursuant to Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act (the “Plans”) for each of the Advisor Class A and Advisor Class C shares.  Under the Advisor Class A Plan, Advisor Class A shares may pay up to an annual rate of 0.50% of the average daily NAV of such shares to the Distributor or other qualified recipient under the Plan.  Under the Advisor Class C Plan, Advisor Class C shares may pay an annual rate of 0.75% of the average daily NAV of Advisor Class C shares to the Distributor.  The Plans were adopted to facilitate the sale of a sufficient number of shares to allow the Funds to achieve economic viability.

The Plan for the Advisor Class A shares is a “reimbursement” Plan that provides the Company the ability to use assets of the Funds to reimburse KFD and other qualified recipients (e.g., securities dealers, financial institutions and other industry professionals) for any expenses incurred in connection with any activity that is principally intended to result in the sale of the Funds’ shares subject to the Plan up to 0.50% (currently limited to 0.25%) of average daily net assets.  The Plan for Advisor Class C shares is a “compensation” type plan that provides the Company with the ability to use assets of the Funds to pay KFD and other qualified recipients (e.g., securities dealers, financial institutions and other industry professionals) fees in the amount of 0.75% of average daily net assets to finance any activity that is principally intended to result in the sale of the Funds’ shares subject to the Plan.

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Activities covered by the Plans include:

•	the advertising and marketing of shares of the Funds covered by the Plans;
•	preparing, printing, and distributing Prospectuses and sales literature to prospective shareholders, brokers, or administrators; and
•	implementing and operating the Plans.

The Plans must be renewed annually by the Board of Directors, including a majority of the Directors who have no direct or indirect financial interest in the operation of the Plans (as used in this section, “Independent Directors”), cast in person at a meeting called for that purpose.  As long as the Plans are in effect, the Independent Directors must select and nominate other Independent Directors.

The Plans and any related agreements may not be amended to materially increase the amounts to be spent for distribution expenses without approval by a majority of the Funds’ outstanding shares covered by the Plans.  All material amendments to the Plans or any related agreements must be approved by a vote of the Independent Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

KFD is required to report in writing to the Board of Directors, at least quarterly, on the amounts and purpose of any payments made under the Plans.  KFD is also required to furnish the Board of Directors with such other information as may reasonably be requested in order to enable the Directors to make an informed determination of whether the Plans should be continued.

Pursuant to the Plans, during the fiscal year ending December 31, 2016, the Advisor Class A and Advisor Class C shares accrued the following fees:

Advisor Class A shares

12b-1 Fees	2016
The Alternative Income Fund
The Internet Fund
The Global Fund
The Paradigm Fund
The Medical Fund
The Small Cap Opportunities Fund
The Market Opportunities Fund
The Multi-Disciplinary Income Fund

Advisor Class C shares

12b-1 Fees	2016
The Alternative Income Fund
The Internet Fund
The Global Fund
The Paradigm Fund
The Medical Fund
The Small Cap Opportunities Fund
The Market Opportunities Fund
The Multi-Disciplinary Income Fund
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These amounts were accrued and paid to broker-dealers as compensation for distribution services.  No payments pursuant to the Plans were made by the Funds for advertising, printing or mailing Prospectuses, or interest or other carrying or finance charges.

Custodian

U.S. Bank N.A. (“U.S. Bank”), with principal offices at 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212 is custodian for the securities and cash of the Portfolios.  Under a Custody Agreement with the Portfolios, U.S. Bank holds the Portfolios’ assets in safekeeping and keeps all necessary records and documents relating to its duties.  U.S. Bank receives annual fees based on each Portfolio’s average net assets.

U.S. Bank also serves as custodian of the securities and cash held by the Funds pursuant to a Custody Agreement under which U.S. Bank is responsible for the safekeeping and keeps all necessary records and documents relating to its duties.

Codes of Ethics

The Company, Kinetics and KFD have each adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act that permits investment personnel subject to the particular Code of Ethics to invest in securities, including securities that may be purchased or held by the Portfolios, for their own accounts.

Valuation of Shares

Shares of the Funds are sold on a continual basis at the NAV per share next computed, plus any applicable sales charge, following acceptance of an order by the Funds.  The Funds’ NAV per share for the purpose of pricing purchase and redemption orders is determined at the close of normal trading (currently 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.  The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr.’s Day, Washington’s Birthday/President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Equity securities are valued each day at the last quoted sales price on the securities principal exchange.  If there is no sales price, a security is valued at the last reported bid price.  Securities that are listed on the Nasdaq Stock Market Inc. are valued using the NASDAQ Official Closing Price (“NOCP”) , and if no NOCP is available, then at the last reported bid price.  In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the NYSE, “fair value” will be determined in good faith in accordance with procedures approved by the Board of Trustees.  The Portfolios may use independent pricing services to assist in calculating the NAV of the Portfolio’s shares.

Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and that are freely transferable will be valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted thus providing a view across the entire U.S. options marketplace.  Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.  If a composite price is not available, the mean of the highest bid price and lowest ask priced on the exchange where the option or future is traded will be used.  If neither a composite price or a mean of the highest bid price and lowest ask price is available, the security will be valued at the last quoted sales price.  Non-exchange traded options also will be valued at the mean between the last bid and asked quotations.  Securities which have no public market and all other assets of the Portfolios are considered at such value as the Investment Adviser may determine in good faith, in accordance with the Portfolios’ valuation procedures as approved by the Trust’s Board of Trustees and the Company’s Board of Directors.

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Debt obligations (including convertible securities) that are either investment grade or below investment grade and irrespective of days to maturity are valued at evaluated mean by an independent third party pricing agent which relies on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.  Certain instruments such as repurchase agreements, demand notes, and money market mutual funds are traded at cost and there are no market values available for those instruments from third parties.  Those instruments are priced at cost.  Debt securities that are not priced by an independent third party pricing agent shall be valued (a) at the last sale price if such last sale occurred within the previous five business days, and (b) if there was no sale price during the previous five business days, at the average of the bids, or the sole bid if there is only one.  Debt securities and other securities which, in the judgment of the Investment Adviser, do not properly represent the value of a security will be valued at their fair market value as determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees and the Company’s Board of Directors.

Trading in foreign securities may be completed at times when the NYSE is closed.  In computing the NAV of each Fund and each Portfolio, the value of a foreign security is determined as of the close of trading on the foreign exchange on which it is principally traded or as of the scheduled close of trading on the NYSE, whichever is earlier, at the closing sales prices provided by approved pricing services or other alternate sources.  In the absence of sales, the last available mean price between the closing bid and asked prices will be used.  Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees and the Company’s Board of Directors.  Values of foreign securities are translated from the local currency into U.S. dollars on the basis of the foreign currency exchange rates, as provided by an independent pricing service or reporting agency, generally prior to the close of the NYSE.  Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events would not be reflected in the computation of a Portfolio’s NAV.  If events materially affecting the value of such securities or currency exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees and the Company’s Board of Directors.

The NAV per share of each Class of shares of a Fund is computed by dividing the value of the securities held by the Fund plus any cash or other assets attributable to that Class (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses attributable to that Class) by the total number of shares of that Class outstanding at such time, as shown below:

(Value of Assets of the Class) - (Liabilities of the Class)	=	NAV per share
Shares Outstanding of the Class

Portfolio Holdings Information

The Company, on behalf of the Funds, and the Trust, on behalf of the Portfolios, maintain policies and procedures relating to selective disclosure of portfolio holdings (“Portfolio Holdings Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds and the Portfolios.  These Portfolio Holdings Policies have been approved by the Board of Directors of the Company on behalf of the Funds and the Board of Trustees of the Trust on behalf of the Portfolios.  Disclosure of the Funds’/Portfolios’ complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.  Under the Portfolio Holdings Policies, neither the Company/Trust nor any representative of the Company/Trust may solicit or accept any compensation or other consideration in connection with Portfolio Holdings.

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The Adviser only discloses information concerning securities held by the Funds and the Portfolios under the following circumstances:

•
twenty calendar days after the end of each calendar month, the Adviser may post (a) the top twenty (20) securities held by each Fund/Portfolio and their respective percentage of the Portfolio on the Company’s website, (b) the top five (5) performing and the bottom five (5) performing securities held by each of the Trust’s Portfolios, and (c) for Portfolios that primarily invest in derivatives, cash and fixed income instruments, the top ten (10) derivative and top ten (10) fixed income holdings, along with their respective percentage of net assets in each Portfolio; and

•
as required by the federal securities laws, the Fund/Portfolio will disclose portfolio holdings in their applicable regulatory filings, including shareholder reports, reports on Forms N-CSR and N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

Portfolio holdings information that is not filed with the SEC or posted on the Company’s website may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive.  Disclosure to such third parties must be approved in advance by the Company’s/Trust’s or Adviser’s President.  The Administrator is responsible for portfolio holdings disclosure to third party service providers of auditing, custody, proxy voting and other similar services for the Fund/Portfolio, as well as rating and ranking organizations, which will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of a Fund/Portfolio) only upon approval by the Company’s/Trust’s or Adviser’s President, who must first determine that the Fund/Portfolio has a legitimate business purpose for doing so.  In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality.  In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Trust’s Adviser, the Company’s/Trust’s transfer agent and Administrator – U.S. Bancorp Fund Services, LLC, the Company’s/Trust’s independent registered public accounting firm, the Company’s/Trust’s custodian, the Company’s/Trust’s legal counsel and the Company’s/Trust’s proxy voting service.  Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions.  “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).  Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the portfolio.  Third party providers of custodial or accounting services to the Fund may release non-public portfolio holdings information of a Fund/Portfolio only with the permission of the Administrator.  From time to time portfolio holdings information may be provided to broker-dealers solely in connection with a Fund/Portfolio seeking portfolio securities trading suggestions.  In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Company’s/Trust’s Portfolio Holdings Policies set forth the third parties who receive portfolio holdings information pursuant to ongoing arrangements.  Furthermore, the Portfolio Holdings Policies can only be revised by Board approval.  The Board will be notified by the Adviser and the Administrator if disclosures are made concerning the Company’s/Trust’s portfolio holdings in contravention of the Company’s/Trust’s Portfolio Holdings Policies.

In determining the existence of a legitimate business purpose, and in order to ensure that the disclosure of the Company’s/Trust’s portfolio holdings is in the best interests of the Company’s/Trust’s shareholders, the following factors, and any additional relevant factors, shall be considered by the Company/Trust or its service providers when disclosing non-public portfolio holdings information to selected third parties:  (1) whether the disclosure is consistent with the anti-fraud provisions of the federal securities laws; and (2) avoidance of any conflicts of interest between the interests of the Company’s/Trust’s shareholders and the service providers.

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Purchasing Shares

Shares of the Funds are sold in a continuous offering and may be purchased on any business day through authorized investment dealers or directly from the Funds.  Shares of the Funds are sold at their NAV plus any applicable sales charge.  Except for the Funds themselves (through KFD), only investment dealers that have an effective selling agreement with the Funds are authorized to sell shares of the Funds.

Anti-Money Laundering Program

The Funds have established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and completing a thorough review of all New Account Application Forms.  The Funds will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Offering Price of Advisor Class A Shares

A financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in the Funds’ Advisor Class Prospectus.  All variations described in Appendix A – Financial Intermediary Sales Charge Variations (“Appendix A”) to the Funds’ Advisor Class Prospectus are applied by the identified financial intermediary.  Sales charge variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through the financial intermediary identified on Appendix A to the Funds’ Advisor Class Prospectus should read the terms and conditions of Appendix A carefully.  A variation that is specific to the financial intermediary is not applicable to shares held directly with the Funds or through another intermediary. Please consult the financial intermediary with respect to any variations listed on Appendix A to the Funds’ Advisor Class Prospectus.

Advisor Class A Shares of the Funds are sold with a maximum front-end sales charge of 5.75%.  Using the NAV per share as of March 31, 2017, the maximum offering price of each Fund’s Advisor Class A Shares would be as follows:

Fund	Net Asset Value	Maximum Sales Charge	Offering Price to Public
The Alternative Income Fund	$91.60	5.75%	$97.19
The Internet Fund	$39.07	5.75%	$41.45
The Global Fund	$4.66	5.75%	$4.94
The Paradigm Fund	$30.44	5.75%	$32.30
The Medical Fund	$25.91	5.75%	$27.49
The Market Opportunities Fund	$15.39	5.75%	$16.33
The Small Cap Opportunities Fund	$32.43	5.75%	$34.41
The Multi-Disciplinary Income Fund	$10.39	5.75%	$11.02

The actual sales charge that is paid by an investor on the purchase of Advisor Class A Shares may differ slightly from the sales charge listed above or in the applicable Prospectus due to rounding in the calculations.  Contact your broker or dealer for further information.
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Advisor Class A Shares – Sales Load Waivers

You will not have to pay a sales charge on purchases of Advisor Class A shares if:

•	You are an employee of a broker-dealer or agent that has a selling agreement with the Distributor;
•	You buy Advisor Class A shares under a wrap program or other all-inclusive program offered by your broker-dealer or agent; or
•	The sales charge is waived by a broker-dealer or agent who has entered into an agreement with the Distributor that allows for load-waived Class A shares purchases.

Please consult your broker-dealer or agent to determine whether you may be eligible for these waivers.

Employees, directors or trustees of the Adviser, KFD, the Company, the Trust or any of their affiliates, and members of the families (including parents, grandparents, siblings, spouses, children, and in-laws) of such entities’ employees, directors or trustees will also not have to pay a sales charge on Advisor Class A shares.

Advisor Class A Shares – Reducing the Sales Charge

Advisor Class A shares of the Funds are sold at their NAV plus a sales charge as described in the Prospectus.  Shareholders can reduce the sales charge on purchases of Advisor Class A shares by:

•	purchasing larger quantities of shares or putting a number of purchases together to obtain the discounts
•	signing a 13-month letter of intent
•	using the reinvestment privilege
•	making concurrent purchases

Certain broker-dealers may reduce sales charges under certain circumstances.  Consult your broker-dealer.  For the variations applicable to shares offered through a financial intermediary, please see “Appendix A – Financial Intermediary Sales Charge Variations” in the Funds’ Advisor Class Prospectus.

Large Purchases and Quantity Discounts   As indicated in the applicable Prospectus, the more Advisor Class A shares a shareholder purchases, the smaller the sales charge per share.  Shareholders who purchase $1 million or more worth of Class A shares will pay no initial sales charge.  If a shareholder purchases Advisor Class A shares on the same day as his or her spouse or children under 21, all such purchases will be combined in calculating the sales charges.

Also, if shareholders later purchase additional shares of a Fund, the purchases will be added together with the amount already invested in that Fund.  For example, if a shareholder already owns shares of a Fund with a value at the current NAV of $40,000 and subsequently purchases $10,000 more of that same Fund at the current NAV, the sales charge on the additional purchase would be 4.75%, not 5.75% as shown in the Prospectus.  At the time of purchasing additional purchases, shareholders should inform that Funds in writing that they already own Advisor Class A shares of the Fund.

Signing a Letter of Intent   If investors intend to purchase at least $50,000 of Advisor Class A shares over the next 13 months, they should consider signing a letter of intent (“LOI”) to reduce the sales charge.  A letter of intent includes a provision providing for the assessment of the sales charge for each purchase based on the amount you intend to purchase within the 13-month period.  It also allows the custodian to hold the maximum sales charge (i.e., 5.75%) in shares in escrow until the purchases are completed.  The shares held in escrow in the investor’s account will be released when the 13-month period is over.  If the investor does not purchase the amount stated in the letter of intent, the Fund will redeem the appropriate number of escrowed shares to cover the difference between the sales charge paid and the sales charge applicable to the individual purchases had the LOI not been in effect.  Any remaining escrow shares will be released from escrow.
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The letter of intent does not obligate the investor to purchase shares, but simply allows the investor to take advantage of the lower sales charge applicable to the total amount intended to be purchased.  Any shares purchased within 90 days of the date you establish a letter of intent may be used as credit toward fulfillment of the letter of intent, but the reduced sales charge will only apply to new purchases made on or after that date.  The investor’s prior trade prices will not be adjusted.

Reinvestment Privilege   If Advisor Class A shares of any of the Funds have been redeemed, the investor has a one-time right, within 60 days, to reinvest the redemption proceeds at the next-determined NAV without any sales charge.  Shareholders should inform the Funds, in writing, that they are reinvesting so that they will not be overcharged.

Concurrent Purchases  Another way to reduce the sales charge is to combine purchases made at the same time in a Fund and one or more other funds offered by the Company that apply sales charges.  For example, if an investor invests $30,000 in Advisor Class A shares of one of the Funds, and $70,000 in Advisor Class A shares of another Fund offered by the Company, the sales charge would be lower.  Investors should inform the Funds in writing about the concurrent purchases so that they will not be overcharged.

Broker-Dealer Purchases  Purchases of Advisor Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are pre-approved through an existing agreement between the investment adviser, broker or financial planner and the Fund’s distributor, and purchases are placed through an omnibus account with the Fund; (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent or (iii) in other circumstances at a Fund’s discretion. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

Involuntary Redemptions   The Funds reserve the right to redeem shares of accounts where the account balance is less than $1,000 with respect to the No Load, Advisor Class A and Advisor Class C shares and less than $100,000 with respect to the Institutional Class.  See the applicable Prospectus for more information on accounts with low balances.

Exchange Privilege

Shareholders may exchange shares of a Fund for shares of any other Fund offered by the Company.  Exercising the exchange privilege is treated as a sale for federal income tax purposes and you may realize short or long-term capital gains or losses on the exchange.  An exchange of Fund shares held for 30 days or less may be subject to a 2.00% redemption fee.

Shareholders may exchange shares by telephone or in writing as follows:

•	By Telephone

You may exchange shares by telephone only if the shareholders registered on your account are the same shareholders registered on the account into which you are exchanging.  Exchange requests must be received before 4:00 p.m. Eastern time to be processed that day.

•	In Writing

You may send your exchange request in writing.  Please provide the Fund name and account number for each of the Funds involved in the exchange and make sure the letter of instruction is signed by all shareholders on the account.
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Generally, you may only exchange No Load shares for No Load shares, Institutional Class shares for Institutional Class shares, Advisor Class A shares for Advisor Class A shares and Advisor Class C shares for Advisor Class C shares.  In all cases involving Advisor Class A share exchanges, shareholders will be required to pay a sales charge only once, assuming they are not eligible for a sales charge waiver.

NOTE:  The Funds may modify or terminate the exchange privilege at any time upon 60 days prior notice to shareholders.  Investors may have difficulty making exchanges by telephone through brokers or banks during times of drastic market changes.  If you cannot contact your broker or bank by telephone, you should send your request in writing via overnight mail.

Stock Certificates and Confirmations

The Funds do not intend to issue stock certificates representing shares purchased.  Confirmations of the opening of an account and of all subsequent transactions in the account are forwarded by the Funds to the shareholder’s address of record.

Special Incentive Programs

At various times the Funds may implement programs under which a dealer’s sales force may be eligible to (a) win nominal awards for certain sales efforts or as part of recognition programs conforming to criteria established by the Funds, or (b) participate in sales programs sponsored by the Funds.  In addition, the Adviser, in its discretion, may from time to time, pursuant to objective criteria established by the Adviser, sponsor programs designed to reward selected dealers for certain services or activities that are primarily intended to result in the sale of shares of the Funds.  These programs will not change the price you pay for your shares or the amount that the Fund will receive from such sale.

Investing Through Authorized Brokers or Dealers

The Funds may authorize one or more brokers to accept purchase orders on a shareholder’s behalf.  Brokers are authorized to designate intermediaries to accept orders on the Funds’ behalf.  An order is deemed to be received when an authorized broker or agent accepts the order.  Orders will be priced at the Funds’ NAV next computed after they are accepted by an authorized broker or agent.

For all classes other than the Institutional Class, if any authorized dealer receives an order of at least $1,000, the dealer may contact the Funds directly.  Orders received by dealers by the close of trading on the NYSE on a business day that are transmitted to the Funds by 4:00 p.m. Eastern Time on that day will be effected at the NAV per share determined as of the close of trading on the NYSE on that day.  Otherwise, the orders will be effected at the next determined NAV.  It is the dealer’s responsibility to transmit orders so that they will be received by the Distributor before 4:00 p.m. Eastern Time.

Redemption of Shares

To redeem shares, shareholders may send a written request in “good order” to:

Kinetics Mutual Funds, Inc.
c/o U.S. Bancorp Fund Services
P.O. Box 701
Milwaukee, WI  53201-0701
1-800-930-3828
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A written request in “good order” to redeem shares must include:

•	the shareholder’s name,
•	the name of the Fund;
•	the account number;
•	the share or dollar amount to be redeemed; and
•	signatures by all shareholders on the account.

The proceeds will be wired to the bank account of record or sent to the address of record within seven days.

If shareholders request redemption proceeds be sent to an address other than that on record with the Funds or proceeds be made payable other than to the shareholder(s) of record, the written request must have signatures guaranteed by:

•	a trust company or commercial bank whose deposits are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation (“FDIC”);
•	a member of the New York, Boston, American, Midwest, or Pacific Stock Exchange;
•	a savings bank or savings association whose deposits are insured by the Savings Association Insurance Fund, which is administered by the FDIC; or
•	any other “eligible guarantor institution” as defined in the Securities Exchange Act of 1934.

The Funds do not accept signatures guaranteed by a notary public.

The Funds and their transfer agent have adopted standards for accepting signature guarantees from the above institutions.  The Funds may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program.  The Funds and their transfer agent reserve the right to amend these standards at any time without notice.

Redemption Fees

The Funds are designed for long-term investors willing to accept the risks associated with a long-term investment.  The Funds are not designed for short-term traders.

For these reasons, the Funds assess a 2.00% fee on the redemption or exchange of Fund shares held for 30 days or less.  These fees will be paid to the Funds to help offset transaction costs.  Each Fund reserves the right to waive the redemption fee, subject to its sole discretion in instances it deems not to be disadvantageous to the Fund.

The Funds will use the first-in, first-out (“FIFO”) method to determine the 30-day holding period.  Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account.  If this holding period is 30 days or less, the redemption fee will be assessed using the current NAV of those shares. The redemption fee will be applied on redemptions and exchanges of each investment made by a shareholder that does not remain in a Fund for a 30-day period from the date of purchase.

The redemption fee will not apply to any shares purchased through reinvested distributions (dividends and capital gains), or to redemptions made under the Funds’ Systematic Withdrawal Plan, as these transactions are typically de minimis.  This fee will also not be assessed to the participants in employer-sponsored retirement plans that are held at the Funds in an omnibus account (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pension Plans) or to accounts held under trust agreements at a trust institution held at the Funds in an omnibus account.  The redemption fee will also not be assessed to accounts of the Adviser or its affiliates used to capitalize the Funds as such accounts will be used specifically to control the volatility of shareholder subscriptions and redemptions to avoid adverse effects to the Funds.  In addition, the Funds are authorized to waive redemption fees for redemptions to asset allocation programs, wrap fee programs and other investment programs offered by financial institutions. Although frequent purchases and redemptions of Fund shares are generally permitted, the Funds only intend to waive redemption fees for redemptions the Funds reasonably believe do not raise frequent trading or market timing concerns.
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Brokerage

Each Portfolio’s assets are invested by the Adviser in a manner consistent with the Portfolio’s investment objective, strategies, policies and restrictions and with any instructions the Board of Trustees may issue from time to time.  Within this framework, the Adviser is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of each Portfolio.

Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions may involve the payment by the Adviser, on behalf of the Portfolios, of negotiated brokerage commissions.  Such commissions vary among different brokers.  A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.  Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States.  There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Adviser usually includes an undisclosed dealer commission or mark-up.  In underwritten offerings, the price paid by the Adviser on behalf of the Portfolios includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

U.S. Government securities generally are traded in the over-the-counter market through broker-dealers.  A broker-dealer is a securities firm or bank that makes a market for securities by offering to buy at one price and sell at a slightly higher price.  The difference between the prices is known as a spread.

In placing orders for the purchase and sale of portfolio securities for the Portfolios, the Adviser seeks to obtain the best price and execution, taking into account such factors as price, size of order, difficulty and risk of execution and operational facilities of the firm involved.  For securities traded in the over-the-counter markets, the Adviser deals directly with the dealers who make markets in these securities unless better prices and execution are available elsewhere.  The Adviser negotiates commission rates with brokers based on the quality and quantity of services provided in light of generally prevailing rates, and while the Adviser generally seeks reasonably competitive commission rates, the Portfolios do not necessarily pay the lowest commissions available.  The Trust’s Board of Trustees and the Company’s Board of Directors periodically review the commission rates and allocation of orders.

When consistent with the objectives of best price and execution, business may be placed with broker-dealers who furnish investment research or services to the Adviser.  Such research or services include advice, both orally and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.  To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Portfolios from these transactions.  The Adviser believes that most research services obtained by it generally benefit several or all of the investment companies and private accounts that they manage, as opposed to solely benefiting one specific managed fund or account.

The Trust, on behalf of a Portfolio, may also enter into arrangements, commonly referred to as “broker/service arrangements” with broker-dealers pursuant to which a broker-dealer agrees to pay the cost of certain products or services provided to the Portfolio in exchange for fund brokerage.  Under a typical brokerage/service arrangement, a broker agrees to pay a portion of the Portfolio’s custodian, administrative or transfer agency fees, and, in exchange, the Portfolio agrees to direct a minimum amount of brokerage to the broker.  The Adviser, on behalf of the Trust/Company, usually negotiates the terms of the contract with the service provider, which is paid directly by the broker.
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The Portfolios may direct certain portfolio trades to unaffiliated brokers who pay a portion of the commissions for those trades in cash to the applicable Portfolio that generated the commission.

From time-to-time, the Adviser may effect transactions in portfolio securities with executing brokers that may also promote or sell shares of the Funds/Portfolios (“selling brokers”) pursuant to policies adopted by the Company’s/Trust’s Board of Directors/Trustees.  These policies provide that the Adviser shall not (i) take into consideration the promotion or sale of the Funds’/Portfolios’ shares as a factor in selecting executing brokers for the Funds/Portfolios, (ii) enter into an arrangement or understanding (whether oral or written) pursuant to which the Adviser directs, or is expected to direct, portfolio securities transactions or any other remuneration (as described below) to any broker or dealer in consideration for the promotion or sale of the Funds/Portfolios, and (iii) enter into a “step out” or any other type of arrangement under which a portion of the Funds’/Portfolios’ commission is directed to the selling brokers for the purpose of compensating such brokers for promoting or selling shares of the Funds/Portfolios.  This prohibition applies to all transactions whether such transaction involves a commission, mark-up, mark down, other fee or portion of another fee paid or to be paid from a transaction effected through an executing broker.

The same security may be suitable for a Portfolio, another Portfolio of the Trust or other private accounts managed by the Adviser.  If and when a Portfolio and two or more accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to the Portfolio and the accounts.  The simultaneous purchase or sale of the same securities by the Portfolio and other accounts may have a detrimental effect on the Portfolio, as this may affect the price paid or received by the Portfolio or the size of the position obtainable or able to be sold by the Portfolio.

All brokerage commissions are reflected at the Portfolio level.  The following table represents the total brokerage commissions paid by the Portfolios for the years ended December 31, 2016, 2015 and 2014, respectively:

Total Brokerage Commissions Paid	2016	2015	2014
The Alternative Income Portfolio		$6,378	$14,146
The Internet Portfolio		$28,328	$6,766
The Global Portfolio		$4,639	$2,784
The Paradigm Portfolio		$181,216	$135,687
The Medical Portfolio		$1,335	$918
The Small Cap Opportunities Portfolio		$99,115	$154,574
The Market Opportunities Portfolio		$10,300	$21,565
The Multi-Disciplinary Income Portfolio		$14,696	$17,621

Taxes

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisor with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectuses and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations as in effect on the date of this SAI.  Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.
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Federal – General Information

Each Fund has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code.  As a regulated investment company, each of the Funds generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders.  To qualify for treatment as a regulated investment company, each Fund must meet three important tests each year.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in stock, securities, or currencies or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of each Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. Government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

Each Fund intends to comply with this distribution requirement.  If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

Each of the Funds invests all of its assets in and derives all of its income from a corresponding master portfolio.  Each master portfolio is treated as a partnership for federal tax purposes, and each Fund will be treated as recognizing an allocable share of the income, gain, loss, deduction and credit of the master portfolio in which it invests.  For purposes of the income and diversification requirements, a Fund will be treated as receiving its allocable share of items of income and gain of the master portfolio and as owning its allocable share of a master portfolio’s assets.  Thus, a Fund’s ability to satisfy the income and diversification requirements depends upon the character of a master portfolio’s income and assets.  Each master portfolio intends to invest its assets so that its Fund investors will satisfy the income and diversification requirements.

If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders.  In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses).  Each Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.
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Taxation of Certain Financial Instruments

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by a master portfolio, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain.  The tax consequences of such transactions and investments will pass through to each Fund and may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax.  Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which any master portfolio invests, a Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if a master portfolio fails to make an election to recognize income annually during the period of its ownership of the shares of the PFIC.

Capital Loss Carryforwards

For federal income tax purposes, a Fund is generally permitted to carry forward a net capital loss from any year before 2011 to offset its own capital gains, if any, during the eight years following the year of loss.  As of December 31, 2015, the following Funds had pre-2011 net capital loss carryforwards available to reduce future capital gains in the amounts subject to the expiration dates set forth in the following table:

Fund	2016	2017	2018
The Alternative Income Fund	-	$4,123,978	$2,203,647
The Global Fund	-	$27,489	-
The Paradigm Fund	$45,902,125	$445,505,345	$115,786,082
The Small Cap Opportunities Fund	-	$86,316,846	$8,224,702
The Market Opportunities Fund	$7,913,031	$6,623,055	$2,108,533

As a result of the Regulated Investment Company Modernization Act of 2010, losses incurred in 2011 and subsequent years retain their character (short-term or long-term), may be carried forward indefinitely, and must be utilized prior to pre-2011 capital loss carryforwards. As of December 31, 2015, the Global Fund had $15,382 in short-term capital loss carryforwards and the Multi-Disciplinary Income Fund had $705,331 in long-term capital loss carryforwards that may be carried forward indefinitely.

State and Local Taxes

Although each Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund could be subject to the tax laws of such states or localities.

Independent Registered Public Accounting Firm

[                         ], serves as the Funds’ independent registered public accounting firm.  Its services include an audit of the Funds’ financial statements and the performance of other related audit and tax services.

Financial Statements

The Funds’ annual report to shareholders for the fiscal year ended December 31, 2016 has been filed with the SEC.  The financial statements, notes thereto and Report of Independent Registered Public Accounting Firm included in the Annual Report are incorporated by reference into this SAI.

Financial statements certified by the Funds’ independent registered public accounting firm will be submitted to shareholders at least annually.
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Appendix A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
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Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk.  Default is a real possibility.

“RD” – Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Typically applicable to entity ratings only.

“D” – Default.  Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality.  The capacity for the payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.  Differs from “R-1 (high)” by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

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“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur.  DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.  The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
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“D” – An obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more.  Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.  The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.
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“AA” – Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality.  “A” ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative.  “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative.  “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.  Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”.  The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.  The following summarizes the ratings used by DBRS for long-term debt:

“AAA” - Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.
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“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur.  DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity.  Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.  MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”.  The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.
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In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned:  a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”).  The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale.  The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Credit ratings provided by DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, and/or security.  Credit ratings are not statements of fact.  They include subjective considerations and involve expectations for future performance that cannot be guaranteed.  To the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers and/or securities can change.  Credit ratings are also based on approved and applicable methodologies, models and criteria (“Methodologies”), which are periodically updated and when material changes are deemed necessary for a wide variety of potential reasons, this may also lead to rating changes.
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Credit ratings typically provide an opinion on the risk that investors may not be repaid in accordance with the terms under which the obligation was issued.  In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur.  Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.

The data and information on which DBRS bases its opinions is not audited or verified by DBRS, although DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.

DBRS uses rating symbols as a concise method of expressing its opinion to the market.
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KINETICS MUTUAL FUNDS, INC.
PART C
OTHER INFORMATION

ITEM 28.	EXHIBITS

(a)	Articles of Incorporation
	(1)	Articles of Amendment and Restatement.[1]
	(2)	Articles of Amendment to Articles of Amendment and Restatement.[2]
	(3)	Articles of Amendment to Articles of Amendment and Restatement[10]
	(4)	Articles Supplementary.[2]
	(5)	Articles Supplementary.[4]
	(6)	Articles Supplementary.[6]
	(7)	Articles Supplementary.[10]
	(8)	Articles Supplementary.[12]
(b)		Amended and Restated By-laws.[1]
(c)		Instruments Defining Rights of Security Holders. Incorporated by reference to Articles of Incorporation and Bylaws.
(d)	Investment Advisory Agreements.
(1)
Investment Advisory Agreements between Kinetics Portfolios Trust and Kinetics Asset Management LLC (formerly known as Kinetics Asset Management, Inc.) (Internet, Global, Paradigm, Medical and Small Cap Opportunities Portfolios) incorporated by reference to Registration Statement for Kinetics Portfolios Trust (File No. 811-09923) filed on May 1, 2000.

(1)(i)
Addendums to Investment Advisory Agreements between Kinetics Portfolios Trust and Kinetics Asset Management LLC (formerly known as Kinetics Asset Management, Inc.) (Internet, Global, Paradigm, Medical and Small Cap Opportunities Portfolios) incorporated by reference to Amendment No. 5 to Registration Statement for Kinetics Portfolios Trust (File No. 811‑09923) filed on May 1, 2002.

(2)
Investment Advisory Agreement between Kinetics Portfolios Trust and Kinetics Asset Management LLC (formerly known as Kinetics Asset Management, Inc.) (Market Opportunities Portfolio) incorporated by reference to Amendment No. 13 to Registration Statement for Kinetics Portfolios Trust (File No. 811-09923) filed on May 1, 2006.

(3)
Investment Advisory Agreement between Kinetics Portfolios Trust and Kinetics Asset Management LLC (formerly known as Kinetics Asset Management, Inc.) (Water Infrastructure Portfolio) incorporated by reference to Amendment No. 16 to Registration Statement for Kinetics Portfolios Trust (File No. 811-09923) filed on June 29, 2007.

(4)
Investment Advisory Agreement between Kinetics Portfolios Trust and Kinetics Asset Management LLC (formerly known as Kinetics Asset Management, Inc.) (Multi-Disciplinary Portfolio) incorporated by reference to Amendment No. 17 to Registration Statement for Kinetics Portfolios Trust (File No. 811-09923) filed on February 8, 2008.

(e)	Underwriting Contracts
	(1)	Distribution Agreement between Kinetics Mutual Funds, Inc. and Kinetics Funds Distributor, LLC dated September 15, 2000.[2]
	(1)(i)	Schedule A dated December 18, 2009 to the Distribution Agreement between Kinetics Mutual Funds, Inc. and Kinetics Funds Distributor, LLC[13]
	(2)	Sub-Distribution Agreement between Kinetics Mutual Funds, Inc., Kinetics Funds Distributor, LLC and Quasar Distributors, LLC dated September 20, 2000.[2]
	(2)(i)	Fourth Amendment dated December 18, 2009 to the Sub-Distribution Agreement between Kinetics Mutual Funds, Inc., Kinetics Funds Distributor, LLC and Quasar Distributors, LLC dated September 20, 2000[12]
(f)	Bonus or Profit Sharing Contracts. Not applicable.
(g)	Custodian Agreements
	(1)	Custody Agreement between Registrant, Kinetics Portfolios Trust and U.S. Bank N.A. dated June 26, 2006.[7]
	(1)(i)	Fourth Amendment dated December 18, 2009 to Custody Agreement between Registrant, Kinetics Portfolios Trust and U.S. Bank N.A. dated June 26, 2006.[12]
(h)	Other Material Contracts
	(1)	Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC dated January 1, 2002.[7]
	(1)(i)	Seventh Amendment dated December 18, 2009 to Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC dated January 1, 2002.[12]

	(2)	Fund Accounting Servicing Agreement between Registrant, Kinetics Portfolios Trust and U.S. Bancorp Fund Services, LLC dated December 15, 2005.[4]
	(2)(i)	Fifth Amendment dated December 18, 2009 to Fund Accounting Servicing Agreement between Registrant, Kinetics Portfolios Trust and U.S. Bancorp Fund Services, LLC dated December 15, 2005.[12]

	(3)	Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC dated December 18, 2009.[12]

	(4)	Shareholder Servicing Agreement between Registrant and Kinetics Asset Management LLC (formerly known as Kinetics Asset Management, Inc.) with respect to the No Load, Advisor Class A, B and C Shares.[5]
	(4)(i)	Schedule A dated December 18, 2009 to Shareholder Servicing Agreement between Registrant and Kinetics Asset Management LLC (formerly known as Kinetics Asset Management, Inc.)[12]

	(5)	Shareholder Servicing Agreement between Registrant and Kinetics Asset Management LLC (formerly known as Kinetics Asset Management, Inc). with respect to the Institutional Share Class.[3]
	(5)(i)	Waiver and Reimbursement Agreement with respect to the Shareholder Servicing Agreement for the Institutional Share Class dated December 18, 2009[12]

	(6)	Agreement of the Joint Insureds between Registrant, Kinetics Portfolios Trust and The Internet Fund, Inc.[1]

	(7)	Power of Attorney.[15]

(i)	Legal Opinions.
	(1)	Legal opinion dated October 4, 2004.[2]
	(2)	Legal opinion dated January 31, 2006.[4]
	(3)	Legal opinion dated April 10, 2007.[6]
	(4)	Legal opinion dated November 16, 2007.[8]
(j)	Other Opinions.
	(1)	Consent of Counsel – not applicable.
	(2)	Consent of Independent Registered Public Accounting Firm – not applicable.
(k)	Omitted Financial Statements. Not applicable.
(l)	Initial Capital Understanding.[1]
(m)	Rule 12b-1 Plans.
	(1)	Retail Distribution Plan for Advisor Class A Shares (12b-1 Plan).[9]
	(1)(i)	Exhibit A to the Retail Distribution Plan for Advisor Class A Shares.[12]
	(2)	Retail Distribution Plan for Advisor Class C Shares (12b-1 Plan).[9]
	(2)(i)	Exhibit A to the Retail Distribution Plan for Advisor Class C Shares.[12]
(n)	Rule 18f-3 Plan.[9]
	(1)	Exhibit A to the Rule 18f-3 Plan.[12]

(o)	Reserved.
(p)	Code of Ethics.
(1)
Code of Ethics for Kinetics Portfolio Trust, Kinetics Mutual Funds, Inc., Kinetics Funds Distributor, LLC, KBD Securities, LLC, Kinetics Asset Management LLC (formerly known as Kinetics Asset Management, Inc.) and Kinetics Advisers, LLC[11]

[1]	Filed September 7, 1999 with Pre-Effective Amendment No. 3 to the Registration Statement.
[2]	Filed October 4, 2004 with Post-Effective Amendment No. 15 to the Registration Statement.
[3]	Filed April 29, 2005 with Post-Effective Amendment No. 18 to the Registration Statement.
[4]	Filed January 31, 2006 with Post-Effective Amendment No. 22 to the Registration Statement.
[5]	Filed May 1, 2006 with Post-Effective Amendment No. 23 to the Registration Statement.
[6]	Filed April 10, 2007 with Post-Effective Amendment No. 24 to the Registration Statement.
[7]	Filed June 29, 2007 with Post-Effective Amendment No. 27 to the Registration Statement.
[8]	Filed November 16, 2007 with Post-Effective Amendment No. 28 to the Registration Statement.
[9]	Filed February 8, 2008 with Post-Effective Amendment No. 30 to the Registration Statement.
[10]	Filed May 1, 2008 with Post-Effective Amendment No. 32 to the Registration Statement.
[11]	Filed April 30, 2009 with Post-Effective Amendment No. 33 to the Registration Statement.
[12]	Filed December 30, 2009 with Post-Effective Amendment No. 35 to the Registration Statement.
[13]	Filed April 30, 2010 with Post-Effective Amendment No. 37 to the Registration Statement.
[14]	Filed April 27, 2012 with Post-Effective Amendment No. 40 to the Registration Statement.
[15]	Filed April 26, 2013 with Post-Effective Amendment No. 46 to the Registration Statement.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
Registrant is controlled by its Board of Directors.

ITEM 30.	INDEMNIFICATION
Reference is made to the Ninth paragraph of Registrant’s Articles of Amendment and Restatement, Article VIII of Registrant’s Amended and Restated By-Laws, and Paragraph 10(a) of the Distribution Agreement between Registrant and Kinetics Funds Distributor, LLC.  With respect to the Registrant, the general effect of these provisions is to indemnify any person (trustee, director, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Company.  With respect to Kinetics Funds Distributor, LLC, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Funds’ Registration Statement, reports to shareholders or advertising and sales literature.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER:
Kinetics Asset Management LLC is an investment adviser registered under the Investment Advisers Act of 1940, as amended.  Information regarding the business, vocation or employment of a substantial nature of the Adviser and its officers is incorporated by reference to the information contained in Statement of Additional Information of this Registration Statement.

ITEM 32.	PRINCIPAL UNDERWRITERS:

(a) As of the date of this filing, Kinetics Funds Distributor, LLC (“KFD”), Distributor for shares of the Registrant, also serves as the private placement agent for Kinetics Portfolios Trust.

(b) To the best of Registrant’s knowledge, the directors and executive officers of KFD are as follows:

Name and Principal Business Address	Position and Offices with Kinetics Funds Distributor, LLC	Positions and Offices with Registrant
Murray Stahl 470 Park Avenue South New York, New York 10016	Chief Executive Officer	Director, Secretary
Hugh Ross 470 Park Avenue South New York, New York 10016	Chief Operating Officer	N/A
Jay Kesslen 470 Park Avenue South New York, New York 10016	General Counsel, Chief Compliance Officer	Vice President, Assistant Secretary and AML Officer
Leonid Polyakov 470 Park Avenue South New York, New York 10016	Director	Director, Treasurer

(c) None.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS:
All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and Rules 31a‑1 through 31a-3 promulgated thereunder are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s fund accountant, administrator and transfer agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Registrant’s investment adviser	Kinetics Asset Management LLC 470 Park Avenue South New York, NY 10016
Registrant’s custodian	U.S. Bank N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212

ITEM 34.	MANAGEMENT SERVICES:
Not applicable.

ITEM 35.	UNDERTAKINGS:
Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act, the Registrant, Kinetics Mutual Funds, Inc. has duly caused this Post-Effective Amendment No. 54 to its Registration Statement to be signed below on its behalf by the undersigned, duly authorized, in the City of New York and State of New York, on the 11th day of April, 2017.

KINETICS MUTUAL FUNDS, INC. /s/ Peter B. Doyle* Peter B. Doyle, President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 54 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

NAME	TITLE	DATE

Peter B. Doyle*	Director, President,	April 11, 2017
Peter B. Doyle	Chairman of the Board

Douglas Cohen*	Director	April 11, 2017
Douglas Cohen

William J. Graham*	Director	April 11, 2017
William J. Graham

Steven T. Russell*	Director	April 11, 2017
Steven T. Russell

Murray Stahl*	Director and Secretary	April 11, 2017
Murray Stahl

Joseph E. Breslin*	Director	April 11, 2017
Joseph E. Breslin

James Breen*	Director	April 11, 2017
James M. Breen

Leonid Polyakov*	Director and Treasurer	April 11, 2017
Leonid Polyakov

*By:/s/ Jay Kesslen
Attorney-In-Fact pursuant to the Power of Attorney.

Pursuant to the requirements of the Investment Company Act, the undersigned hereby signs this Amendment to the Registration Statement of Kinetics Mutual Funds, Inc. on behalf of the Board of Trustees of Kinetics Portfolios Trust in the City of New York and State of New York, on the 11th day of April, 2017.

KINETICS PORTFOLIOS TRUST /s/ Peter B. Doyle* Peter B. Doyle, President and Chairman of the Board

*By:/s/ Jay Kesslen
Attorney-In-Fact pursuant to the Power of Attorney.

Resolution of the Board of Trustees of Kinetics Portfolios Trust (the “Trust”) and the
Board of Directors of Kinetics Mutual Funds, Inc. (the “Company”)

RESOLVED, that the officers of the Trust/Company who may be required to execute any amendments to the Trust’s/Company’s Registration Statement be, and each hereby is, authorized to execute a power of attorney appointing Jay Kesslen, their true and lawful attorney, to execute in their name, place and stead, in their capacity as Director/Trustee or officer of the Trust/Company, any and all amendments to the Trust’s/Company’s Registration Statements, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have the power to act thereunder and shall have full power of substitution and resubstitution; and to do and perform in their name and on their behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as they might or could do in person, said acts of said attorney, being hereby ratified and approved.

The foregoing is certified as the true and correct resolution of the Board of Trustees of the Trust and the Board of Directors of the Company, duly adopted on March 23, 2017.

/s/ Jay Kesslen
Jay Kesslen
Assistant Secretary and Vice President of the Trust and the Company

Dated: April 11, 2017